Registration Nos. 33-48696 and 811-6707

             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                          FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933[ X ]

               Pre-Effective Amendment No.             [   ]

               Post-Effective Amendment No.    8       [ X ]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                           OF 1940                     [ X ]

               Amendment No.     10                     [ X ]

           NARRAGANSETT INSURED TAX-FREE INCOME FUND
       (Exact Name of Registrant as Specified in Charter)

                 380 Madison Avenue, Suite 2300
                    New York, New York 10017
            (Address of Principal Executive Offices)

                         (212) 697-6666
                (Registrant's Telephone Number)

                        EDWARD M.W. HINES
                 Hollyer Brady Smith Troxell
                Barrett Rockett Hines & Mone LLP
                  551 Fifth Avenue, 27th Floor
                     New York, New York 10176
            (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box:
 ___
[___]  immediately upon filing pursuant to paragraph (b)
[_X_]  on October 30, 1998 pursuant to paragraph (b)
[___]  60 days after filing pursuant to paragraph (a)(i)
[___]  on (date) pursuant to paragraph (a)(i)
[___]  75 days after filing pursuant to paragraph (a)(ii)
[___] on (date) pursuant to paragraph (a)(ii) of Rule 485. [___] This post-effective amendment designates a new effective date for a previous post-effective amendment.

            NARRAGANSETT INSURED TAX-FREE INCOME FUND
                      CROSS REFERENCE SHEET

Part A of
Form N-1A
Item No.       Prospectus Caption(s)
1..............Cover Page
2..............Table of Expenses
3..............Financial Highlights
4..............Introduction; Investment of the Trust's
                  Assets; Investment Restrictions; General
                  Information
5..............Management Arrangements
5A.............**
6..............General Information; Dividend and Tax
                  Information
7..............Net Asset Value per Share; How to Invest in
                  the Trust; Exchange Privilege
8..............How to Redeem Your Investment; Automatic
                  Withdrawal Plan; Exchange Privilege
9..............*

Part B of
Form N-1A      Statement of Additional Information
Item No.       or Prospectus Caption(s)
10.............Cover Page
11.............Cover Page
12.............*
13.............Investment of the Trust's Assets; Municipal
                  Bonds; Investment Restrictions
14.............Trustees and Officers
15.............General Information (Prospectus caption);
                  Trustees and Officers
16.............Additional Information as to Management
                  Arrangements; General Information
17.............Additional Information as to Management
                  Arrangements
18.............General Information
19.............Limitations of Redemptions in Kind;
                  Computation of Net Asset Value; Automatic
                  Withdrawal Plan; Distribution Plan
20.............Additional Tax Information
21.............How to Invest in the Trust (Prospectus
                  caption); General Information
22.............Performance

 * Not applicable or negative answer
** Contained in the annual report of the Registrant

                             Aquila
            Narragansett Insured Tax-Free Income Fund

                       380 Madison Avenue
                           Suite 2300
                    New York, New York 10017
                          800-453-6864
                          212-697-6666

Prospectus
Class A Shares
Class C Shares                               October 30, 1998

The Fund is a mutual fund whose objective is to seek to provide a high level of preservation for investors' capital and consistency in the payment of current income which is exempt from both State of Rhode Island personal income taxes and regular Federal income taxes.

        To achieve this objective, the Fund will invest primarily in tax-free municipal obligations which are insured by nationally recognized insurers of municipal obligations.

        Municipal obligations which are so insured generally carry the highest credit rating (Aaa or AAA) assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"). The Fund's goal, which is not assured, is to have 100% of the Fund's assets invested in insured obligations. If any uninsured obligations are purchased by the Fund, they must either be rated within the four highest credit ratings, which are considered as "investment grade," or, if unrated, be determined to be of comparable quality by the Fund's investment sub-adviser, Citizens Bank of Rhode Island.

        This Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information about the Fund dated October 30, 1998 (the "Additional Statement") has been filed with the Securities and Exchange Commission and is available without charge upon written request to the Fund's Shareholder Servicing Agent, at the address given below, or by calling the telephone number(s) given below. The Additional Statement contains information about the Fund and its management not included in this Prospectus. The Additional Statement is incorporated by reference in its entirety in this Prospectus. Only when you have read both this Prospectus and the Additional Statement are all material facts about the Fund available to you.

     Insurance covers timely payment of principal and interest when due on individually insured securities in the Fund's investment portfolio. Insurance does not, however, insure against fluctuations in the value of the Fund's shares and dividend rates, which are not fixed and will vary with prevailing interest rates and economic and market factors.

        SHARES OF THE FUND ARE NOT DEPOSITS IN, OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY CITIZENS BANK OF RHODE ISLAND (THE "SUB-ADVISER"), CITIZENS FINANCIAL GROUP, INC., ITS BANK OR NON-BANK AFFILIATES OR BY ANY OTHER BANK. SHARES OF THE FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY OR GOVERNMENT SPONSORED AGENCY OF THE FEDERAL GOVERNMENT OR ANY STATE.

     AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS,
INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

For Purchase, Redemption or Account inquiries contact the Fund's
Shareholder Servicing Agent:

       PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809
                 Call 800-637-4633 toll free

           For General Inquiries & Yield Information,
           Call 800-453-6864 toll free or 212-697-6666
                  In Rhode Island: 401-453-6864

This Prospectus Should Be Read and Retained For Future Reference

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Department of Administration - Providence, RI
Rhode Island Convention Center - Providence, RI
Andrews Hall - Brown University
Providence County Courthouse
Daphne Farago Wing
Rhode Island School of Design
Veterans Memorial Auditorium
Providence, RI


   The Fund invests in tax-free municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Rhode Island. Most of these securities are used to finance long-term municipal projects; examples are pictured above. (See "Investment of the Fund's Assets.") The municipal obligations which financed projects of which these are typical were included in the Fund's portfolio as of June 30, 1998, and together represented 17.4% of the Fund's portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.

                           HIGHLIGHTS

     Narragansett Insured Tax-Free Income Fund, founded by Aquila Management Corporation in 1992 and one of the Aquilasm Group of Funds, is an open-end, non-diversified management investment company (a "mutual fund") which invests in tax-free municipal bonds and notes, the kind of obligations issued by the State of Rhode Island and its various local authorities to finance such long-term projects as schools, roads, hospitals, and water facilities throughout Rhode Island or to finance short-term needs. (See "Introduction.")

     Insured Obligations - The Fund's investments will be primarily municipal obligations which are insured as to the timely payment of principal and interest when due by nationally recognized insurers of such obligations. The goal of the Fund, which is not assured, is to have 100% of the Fund's assets so invested. While individual portfolio securities of the Fund will be so insured, the Fund's share value and dividend rate are not fixed or insured and will fluctuate with prevailing interest rates and other economic and market factors. (See "Factors Which May Affect the Value of the Fund's Investments and Their Yields.")

        Investment Grade - Other than insured municipal obligations which are rated Aaa or AAA, the Fund will acquire only those municipal obligations which, at the time of purchase, are within the four highest credit ratings assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation, or are determined by the Sub-Adviser to be of comparable quality. In general, there are nine separate credit ratings for municipal obligations, ranging from the highest to the lowest credit ratings. Obligations within the top four ratings are considered "investment grade," but those in the fourth rating may have speculative characteristics as well. (See "Investment of the Fund's Assets.")

     Tax-Free Income - The municipal obligations in which the Fund invests pay interest which is exempt from both State of Rhode Island personal income taxes and regular Federal income taxes. Dividends paid by the Fund from this income are likewise free of both such taxes. It is, however, possible that in certain circumstances, a small portion of the dividends paid by the Fund will be subject to income taxes. In addition, the Federal alternative minimum tax may apply to some investors; however, not more than 20% of the Fund's net assets can be invested in obligations paying interest which is subject to this tax. The receipt of exempt-interest dividends from the Fund may result in some portion of social security payments or railroad retirement benefits being included in taxable income. Capital gains distributions, if any, are taxable. (See "Dividend and Tax Information.")

     Initial Investment - You may open your account with any purchase of $1,000 or more or by opening an Automatic Investment Program which makes purchases of $50 or more each month. (See the Application, which is in the back of the Prospectus and "How to Invest in the Fund," which includes applicable sales charge information.)

     Additional Investments - You may make additional investments at any time and in any amount, directly or, if in an amount of $50 or more, through the convenience of having your investment electronically transferred from your financial institution account into the Fund by Automatic Investment or Telephone
Investment. (See "How to Invest in the Fund.")

     Alternative Purchase Plans - The Fund provides two alternative ways for individuals to invest. (See "Alternative Purchase Plans.") One way permits individual investors to pay distribution and certain service charges principally at the time they purchase shares; the other way permits investors to pay such costs over a period of time, but without paying anything at time of purchase, much as goods can be purchased on an installment plan. For this purpose the Fund offers the following classes of shares, which differ in their expense levels and sales charges:

      Front-Payment Class Shares ("Class A Shares") are offered to anyone at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases. (See "How to Purchase Class A Shares.") Class A Shares are subject to an asset retention service fee under the Fund's Distribution Plan at the rate of 0.15 of 1% of the average annual net assets represented by the Class A Shares. (See "Distribution Plan.")

      Level-Payment Class Shares ("Class C Shares") are offered to anyone at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. (See "Distribution Plan" and "Shareholder Services Plan for Class C Shares.") Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a contingent deferred sales charge ("CDSC"); this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. (See "Alternative Purchase Plans," "Computation of the Holding Periods for Class C Shares" and "How to Purchase Class C Shares.")

     The Fund also issues Institutional Class Shares ("Class Y Shares") that are sold only to certain institutional investors and Financial Intermediary Class Shares ("Class I Shares") which are offered and sold only through certain financial intermediaries. Class Y Shares and Class I Shares are not offered by this Prospectus.

        Class A Shares and Class C Shares are only offered for sale in certain states. (See "How to Invest in the Fund.") If shares of the Fund are sold outside those states the Fund can redeem them. If your state of residence is not Rhode Island, the dividends from the Fund may be subject to income taxes of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of the Fund.

     Monthly Income - Dividends are declared daily and paid monthly. At your choice, dividends are paid by check mailed to you, directly deposited into your financial institution account or automatically reinvested without sales charge in additional shares of the Fund at the then-current net asset value. Specific classes of shares will have different dividend amounts due to their particular expense levels. (See "Dividend and Tax Information.")

     Redemptions - Liquidity - You may redeem any amount of your account on any business day at the next determined net asset value by telephone, FAX or mail request, with proceeds being sent to a predesignated financial institution, if you have elected Expedited Redemption. Proceeds will be wired or transferred through the facilities of the Automated Clearing House, wherever possible, upon request, if in an amount of $1,000 or more, or will be mailed. For these and other redemption procedures see "How to Redeem Your Investment." There are no penalties or redemption fees for redemption of Class A Shares. However, there is a contingent deferred sales charge with respect to certain Class A Shares which have been purchased in amounts of $1 million or more (see "Purchase of $1 Million or More"). If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a contingent deferred sales charge ("CDSC") at the rate of 1%. (See "Alternative Purchase Plans" - "Class C Shares.")

        Local Investment Management and Fee Arrangements - Citizens Bank of Rhode Island serves as the Fund's investment Sub-Adviser, providing experienced local professional management. The Fund pays fees at a rate of up to 0.50 of 1% of average annual net assets to its Manager which pays fees at the annual rate of 0.23 of 1% of such net assets to the Sub-Adviser, although some or all of these fees may be waived temporarily. (See "Table of Expenses" and "Management Arrangements.")

     Many Different Issues - Even a small investment in the Fund allows you to have the advantages of a portfolio which consists of over 110 issues with different maturities. (See "Investment of the Fund's Assets.")

     Certain Stabilizing Measures - To attempt to protect against declines in the value of its investments and other market risks, the Fund will employ such traditional measures as varying maturities, upgrading credit standards for portfolio purchases of other than insured issues, broadening diversification and increasing its position in cash.

        Exchanges - You may exchange Class A Shares or Class C Shares of the Fund into corresponding classes of shares of other Aquila-sponsored tax-free municipal bond funds or Aquila-sponsored equity funds. You may also exchange them into shares of the Aquila-sponsored money market funds. The exchange prices will be the respective net asset values of the shares. (See "Exchange Privilege.")

     Risks and Special Considerations - The share price, determined on each business day, varies with the market prices of the Fund's portfolio securities, which fluctuate with market conditions, including prevailing interest rates. Accordingly, the proceeds of redemptions may be more or less than your original cost. (See "Factors Which May Affect the Value of the Fund's Investments and Their Yields.") The Fund's assets, being primarily or entirely Rhode Island issues, are subject to economic and other conditions affecting Rhode Island. (See "Risk Factors and Special Considerations Regarding Investment in Rhode Island Obligations.") Moreover, the Fund is classified as a "non-diversified" investment company, because it may choose to invest in the obligations of a relatively limited number of issuers. (See "Investment of the Fund's Assets.")

     Statements and Reports - You will receive statements of your account monthly as well as each time you add to your account or take money out. Additionally, you will receive a Semi-Annual
Report and an audited Annual Report.


                   NARRAGANSETT INSURED TAX-FREE INCOME FUND
                               TABLE OF EXPENSES


                                                          Class A    Class C
Shareholder Transaction Expenses                          Shares     Shares
  Maximum Sales Charge Imposed on Purchases..........     4.00%      None
   (as a percentage of offering price)
  Maximum Sales Charge Imposed on Reinvested Dividends    None       None
  Maximum Deferred Sales Charge .....................     None(1)    1.00%(2)
  Redemption Fees ...................................     None       None
  Exchange Fee ......................................     None       None

Annual Fund Operating Expenses(3)(4)
(as a percentage of average net assets)

  Management Fee After Waiver(5).......... ..........     0.05%      0.05%
  12b-1 Fee After Expense Reimbursement..............     0.00%      0.75%
  All Other Expenses After Expense
   Reimbursement.....................................     0.21%      0.46%
    Service Fee .....................................  None      0.25%
    Other Expenses ..................................  0.21%     0.21%
  Total Fund Operating Expenses After Expense
    Reimbursement and Fee Waiver.....................     0.26%      1.26%

Example (6)
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                              1 Year    3 Years   5 Years   10 Years
Class A Shares..............  $43       $48       $54       $72
Class C Shares..............
  With complete redemption
    at end of period........  $23       $40       $69       $99(7)
  With no redemption........  $13       $40       $69       $99(7)


(1) Certain shares purchased in transactions of $1 million or more without a sales charge may be subject to a contingent deferred sales charge of up to 1% upon redemption during the first four years after purchase. (See "Purchase of $1 Million or More.")

(2) A contingent deferred sales charge of 1% is imposed on the redemption proceeds of the shares (or on the original price, whichever is lower) if redeemed during the first 12 months after purchase.

(3) Estimated based upon actual expenses incurred by the Fund during its most recent fiscal year and known expense adjustments for the current year.

(4) At present, fees are being partially waived by the Manager and the Sub-Adviser. It is anticipated that once the asset size of the Fund reaches approximately $100 million, these waivers may no longer be necessary. Also, operating expenses are being subsidized through reimbursement by the Manager. This subsidy is being phased out progressively so that the Fund will bear its own expenses, other than management fees, once its asset size reaches approximately $100 million. The undertakings of the Manager and the Sub-Adviser as to fee waivers and the practices of the Manager as to expense reimbursement may operate to reduce the fees and expenses of the Fund in order for the Fund to maintain a competitive yield. (See "Management Arrangements.") Other
Expenses do not reflect a 0.01% expense offset in Custodian fees received for uninvested cash balances. Without fee waivers and expense reimbursement and including the offset in Custodian fees, expenses would have been incurred at the following annual rates: for Class A Shares, management fee, 0.50%; 12b-1 fee, 0.15%; other expenses, 0.45%, for total operating expenses of 1.10%; for Class C Shares, management fee, 0.50%;
12b-1 fee, 0.75%; service fee, 0.25%; other expenses, 0.45%, for total operating expenses of 1.95%.

(5) The Fund pays the Manager an advisory fee at the annual rate of 0.50% of 1% of average annual net assets of which 0.45 of 1% is currently being waived; the Manager pays the Sub-Adviser a sub-advisory fee at the annual rate of 0.23 of 1% of average annual net assets of which 0.18 of 1% is currently being waived.
(See "Management Arrangements.")

(6) The expense example is based upon the above shareholder transaction expenses (in the case of Class A Shares, this includes a sales charge of $40 for a $1,000 investment) and estimated annual Fund operating expenses. It is also based upon amounts at the beginning of each year which includes the prior year's assumed results. A year's results consist of an assumed 5% annual return less total operating expenses; the expense ratio was applied to an assumed average balance (the year's starting investment plus one-half the year's results). Each figure represents the cumulative expenses so determined for the period specified.

(7) Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares.




     THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE SECURITIES AND EXCHANGE COMMISSION SPECIFIES THAT ALL MUTUAL FUNDS USE THE 5% ANNUAL RATE OF RETURN FOR PURPOSES OF PREPARING THE ABOVE EXAMPLE. THE ASSUMED 5% ANNUAL RETURN SHOULD NOT BE INTERPRETED AS A PREDICTION OF AN ACTUAL RETURN, WHICH MAY BE HIGHER OR LOWER. THE EXAMPLE ALSO REFLECTS THE MAXIMUM SALES CHARGE. (SEE "HOW TO INVEST IN THE FUND.")

     The purpose of the above table is to assist the investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The above table should not be considered as a commitment or prediction that any fees, or that any particular portion of fees, will be waived, or that any particular expenses will be reimbursed. (See "Management Arrangements" for a more complete description of the management and sub-advisory fees.)


                   NARRAGANSETT INSURED TAX-FREE INCOME FUND
                             FINANCIAL HIGHLIGHTS
                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


     The following table of Financial Highlights has been audited by KPMG
Peat Marwick LLP, independent auditors, whose report thereon is included with the Fund's financial statements contained in its Annual Report, which are incorporated by reference into the Additional Statement.
The information provided in the table should be read in conjunction with the financial statements and related notes. The Fund's Annual Report contains additional information about the Fund's performance and is available upon request without charge, by calling or writing the Fund's Shareholder Servicing Agent at the address and telephone numbers on the cover of the Prospectus.


                                                       Class C(2)
                             Class A(1)          Year    Year    Period
                         Year Ended June 30,     Ended   Ended   Ended(3)

                         1998    1997    1996    6/30/98 6/30/97 6/30/96
Net Asset Value,
  Beginning of Period.. $10.18   $9.93   $9.80  $10.18  $9.93   $9.94
Income from Investment
  Operations:
  Net investment
    income..............  0.50    0.51    0.52    0.40    0.41    0.07
  Net gain (loss) on
    securities (both
    realized and
    unrealized).........  0.30    0.26    0.13    0.30    0.26   (0.01)
  Total from Investment
    Operations..........  0.80    0.77    0.65    0.70    0.67    0.06
Less Distributions:
  Dividends from net
    investment income.... (0.51)  (0.52)  (0.52)  (0.41)  (0.42)  (0.07)
  Distributions from
    capital gains........   -       -       -       -       -       -
  Total Distributions.... (0.51)  (0.52)  (0.52)  (0.41)  (0.42)  (0.07)

Net Asset Value, End
  of Period..............$10.47  $10.18  $9.93  $10.47  $10.18   $9.93
Total Return (not
  reflecting sales
  charge) (%)............  8.02   7.95    6.72    6.94    6.89    0.60+
Ratios/Supplemental Data
  Net Assets, End of
   Period ($ thousands).. 52,006   42,540  37,988   2,778   485    0.1
  Ratio of Expenses to
    Average Net
    Assets (%)...........  0.27     0.21    0.14    1.28    1.06   0.20+
  Ratio of Net Investment
    Income to Average Net
    Assets (%)...........  4.84     5.07    5.19    3.76    4.22   0.72+
Portfolio Turnover
  Rate (%)...............  0.02     5.29    0       0.02    5.29   0


Net investment income per share and the ratios of income and expenses to average net assets without the Manager's and Sub-Adviser's voluntary waiver of fees, the Manager's voluntary expense reimbursement and the expense offset in custodian fees for uninvested cash balances would have been:

Net Investment
  Income ($)...........  0.41    0.41    0.42    0.33    0.30    0.06
Ratio of Expenses to
  Average Net
  Assets (%)...........  1.13    1.25    1.17    1.94    2.10    0.32+
Ratio of Net Investment
  Income to Average Net
  Assets (%)...........  3.98    4.03    4.16    3.10    3.18    0.61+



         Class A(1)
     Year Ended June 30,
     1995         1994
     $9.44       $10.07
      0.54         0.53
      0.36        (0.63)
      0.90        (0.10)
     (0.54)       (0.53)
       -            -
     (0.54)       (0.53)
     $9.80        $9.44)
      9.82        (1.11)
     34,373       31,660
      0.06         0.02
      5.63         5.30
      0            0
      0.43         0.40
      1.19         1.32
      4.50         4.00


(1) Designated as Class A Shares on May 21, 1996.

(2) New Class of Shares established on May 21, 1996.

(3) From May 1, 1996 to June 30, 1996.

+ Not annualized.

                          INTRODUCTION

     The Fund's shares are designed to be a suitable investment for investors who seek a high level of preservation for the principal of their investment and consistency in the payment of income which is exempt from regular State of Rhode Island personal income taxes and regular Federal income taxes.

     You may invest in shares of the Fund as an alternative to direct investments in Rhode Island Obligations, as defined below, which may include obligations of certain non-Rhode Island issuers. The Fund offers you the opportunity to keep assets fully invested in a vehicle that provides a professionally managed portfolio of Rhode Island Obligations which may, but not necessarily will, be more diversified, higher yielding or more stable and more liquid than you might be able to obtain on an individual basis by direct purchase of Rhode Island Obligations.

     Through the convenience of a single security consisting of shares of the Fund, you are also relieved of the inconvenience associated with direct investments of fixed denominations, including the selecting, purchasing, handling, monitoring call provisions and safekeeping of Rhode Island Obligations.

        Rhode Island Obligations are a type of municipal obligation. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The two principal classifications of municipal obligations are "notes" and "bonds." Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less while municipal bonds have extended maturities. Municipal notes include: project notes, which sometimes carry a U.S. Government guarantee; tax anticipation notes; revenue anticipation notes; bond anticipation notes; construction loan notes; and floating and variable rate demand notes. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment. The purposes for which municipal obligations, such as bonds, are issued include the construction of a wide range of public facilities such as highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the obtaining of funds to lend to other public institutions and facilities.

                 INVESTMENT OF THE FUND'S ASSETS

     The Fund's objective is to seek a high level of preservation for investor's capital and consistency in the payment of current income which is exempt from both State of Rhode Island personal income taxes and regular Federal income taxes. There is no assurance, however, that the Fund will achieve its objective, which is a fundamental policy of the Fund. (See "Investment Restrictions" for a description of the Fund's fundamental policies.) In seeking its objective, the Fund will invest primarily in Rhode Island Obligations (as defined below) which are insured by nationally recognized insurers of municipal obligations as to the timely payment of principal and interest when due. The value of the Fund's shares will tend to fluctuate with prevailing interest rates and economic and market factors.

     As used in the Prospectus and the Additional Statement, the term "Rhode Island Obligations" means obligations, including those of certain non-Rhode Island issuers, of any maturity which pay interest which, in the opinion of bond counsel or other appropriate counsel, is exempt from Rhode Island personal income taxes and regular Federal income taxes. Although exempt from regular Federal income tax, interest paid on certain types of Rhode Island Obligations, and dividends which the Fund might pay from this interest, are preference items as to the Federal alternative minimum tax ("AMT"); for further information, see "Dividend and Tax Information." As a fundamental policy, at least 80% of the Fund's net assets will be invested in Rhode Island Obligations the income paid upon which will not be subject to the AMT; accordingly, the Fund can invest up to 20% of its net assets in obligations which are subject to the AMT. The Fund may refrain entirely from purchasing Rhode Island Obligations subject to AMT.

        The non-Rhode Island bonds or other obligations, the interest on which is exempt under present law from State of Rhode Island personal income taxes and regular Federal income taxes, are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. The Fund will not purchase Rhode Island Obligations of non-Rhode Island issuers unless Rhode Island Obligations of Rhode Island issuers of the desired quality, maturity and interest rate are not available. As a Rhode Island-oriented fund, it is a fundamental policy that at least 65% of the Fund's total assets will be invested in Rhode Island Obligations of Rhode Island issuers.

Insurance Feature

     The purpose of having insurance on investments in Rhode
Island Obligations in the Fund's portfolio is to reduce financial risk for investors in the Fund.

     Insurance as to the timely payment of principal and interest when due for Rhode Island Obligations is acquired as follows:

     (i) obtained by the issuer of the Rhode Island Obligations at the time of original issue of the obligations, known as "New Issue Insurance," or

     (ii) purchased by the Fund or a previous owner with respect to specific Rhode Island Obligations, termed "Secondary
     Market Insurance."

     The insurance of principal under these types of insurance policies refers to the payment of the face or par value of the Rhode Island Obligation when due. Insurance is not affected by nor does it insure the market price paid by the Fund for the obligation. The market value of obligations in the Fund will, from time to time, be affected by various factors including the general movement of interest rates. The value of the Fund's shares is not insured.

     In order to reduce financial risk to the Fund's investors as much as practical, it is a goal of the Fund, which is not assured, that 100% of the Fund's assets will be invested in insured Rhode Island Obligations. However, if the Board of Trustees determines that there is an inadequate supply in the marketplace of Rhode Island Obligations covered by New Issue Insurance and that appropriate Secondary Market Insurance cannot be obtained for other Rhode Island Obligations on terms that are financially advantageous to the Fund as a result of market conditions or other factors, then the Fund may invest in Rhode Island Obligations that are not insured. As a fundamental policy, 65% of the Fund's total net assets will be invested in Rhode Island Obligations which are insured.

     New Issue Insurance is obtained by the issuer of the Rhode Island Obligations and all premiums respecting such securities are paid in advance by such issuer. Such policies are noncancelable and continue in force so long as the Rhode Island Obligations are outstanding and the insurer remains in business.

     The Fund may also purchase Secondary Market Insurance on any Rhode Island Obligation purchased by the Fund. By purchasing Secondary Market Insurance, the Fund will obtain, upon payment of a single premium, insurance against nonpayment of scheduled principal and interest for the remaining term of the Rhode Island Obligation, regardless of whether the Fund then owns such security. Such insurance coverage is noncancelable and continues in force so long as the security so insured is outstanding and the insurer remains in business. The purposes of acquiring Secondary Market Insurance are to insure timely payment of principal and interest when due and to enable the Fund to sell a Rhode Island Obligation to a third party as a high-rated insured Rhode Island Obligation at a market price greater than what otherwise might be obtainable if the security were sold without the insurance coverage. There is no assurance that such insurance can be obtained at rates that would make its purchase advantageous to the Fund.

     New Issue Insurance and Secondary Market Insurance will be obtained from some or all of the following: Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("Financial Guaranty") and AMBAC Indemnity Corporation ("AMBAC Indemnity"). (See the Additional Statement for information about these companies.) The Fund may also purchase insurance from, or Rhode Island Obligations insured by, other insurers. However, the Fund will seek to ensure that any insurer used will itself have a Aaa or AAA rating.

     Further information concerning the insurance feature appears in the Additional Statement.

Risk Factors and Special Investment Considerations Regarding the
Insurance Feature

     While the insurance feature is intended to reduce financial risk, in some instances there is a cost to be borne by the Fund for such a feature. In general, the insurance premium cost of New
Issue Insurance is borne by the issuer.

     Secondary Market Insurance, if purchased by the Fund, involves payment of a single premium, the cost of which is added to the cost basis of the price of the security. It is not considered an item of expense of the Fund, but rather an addition to the price of the security. Upon sale of a security so insured, the excess, if any, of the security's market value as an "Aaa" or "AAA" rated security over its market value without such rating, including the cost of the single premium for Secondary Market Insurance, would inure to the Fund in determining the net capital gain or loss realized by the Fund.

     In practice, those nationally recognized insurers which provide insurance generally do so only for municipal obligations which on their own would be rated within the top four credit ratings, and preferably with at least an "A" rating by such credit rating agencies as Moody's or S&P.

     New Issue Insurance and Secondary Market Insurance do not terminate with respect to a Rhode Island Obligation once the obligation is sold by the Fund.

Information about the Fund's Investments

        Municipal obligations which are insured are generally rated Aaa or AAA by the major credit rating agencies, the highest attainable credit rating assigned by these rating agencies. If the Fund purchases uninsured Rhode Island Obligations, which it may do, in order to maintain a quality-oriented portfolio, the Fund will purchase only investment grade securities. Any such Rhode Island Obligations which the Fund purchases must, at the time of purchase, either (i) be rated within the four highest credit ratings assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"); or (ii) if unrated, be determined to be of comparable quality to municipal obligations so rated by Citizens Bank of Rhode Island (the "Sub-Adviser"), the Fund's investment sub-adviser (subject to the direction and control of the Board of Trustees).

     In general, there are nine separate credit ratings, ranging from the highest to the lowest credit standards for municipal obligations. Municipal obligations rated in the fourth highest credit rating are considered by such rating agencies to be of medium quality and thus may present investment risks not present in more highly rated obligations. Such bonds lack outstanding investment characteristics and may in fact have some speculative characteristics as well; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds.

        Except as set forth under "Risk Factors and Special Investment Considerations Regarding the Insurance Feature," above, if after purchase the rating of any rated Rhode Island Obligation is downgraded such that it could not then be purchased by the Fund, or, in the case of an unrated Rhode Island Obligation, if the Sub-Adviser determines that the unrated obligation is no longer of comparable quality to those rated obligations which the Fund may purchase, it is the current policy of the Fund to cause any such obligation to be sold as promptly thereafter as the Sub-Adviser in its discretion determines to be consistent with the Fund's objectives; such obligation remains in the Fund's portfolio until it is sold. In addition, because a downgrade often results in a reduction in the market price of a downgraded obligation, sale of such an obligation may result in a loss. (See Appendix A to the Additional Statement for further information as to these ratings.) The Fund can purchase industrial development bonds only if they meet the definition of Rhode Island Obligations, i.e., the interest on them is exempt from Rhode Island State and regular Federal income taxes.

        The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). The Fund also intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"). One of the tests for such qualification under the Code is, in general, that at the end of each fiscal quarter of the Fund, at least 50% of its assets must consist of (i) cash; and (ii) securities which, as to any one issuer, do not exceed 5% of the value of the Fund's assets. If the Fund had elected to register under the 1940 Act as a "diversified" investment company, it would have had to meet a similar test as to 75% of its assets. The Fund may therefore not have as much diversification among securities, and thus diversification of risk, as if it had made this election under the 1940 Act. In general, the more the Fund invests in the securities of specific issuers, the more the Fund is exposed to risks associated with investments in those issuers. The Fund's assets, being primarily or entirely Rhode Island issues, are accordingly subject to economic and other conditions affecting Rhode Island. (See "Risk Factors and Special Considerations Regarding Investment in Rhode Island Obligations.")

Possible Stabilizing Measures

        The Fund will employ such traditional measures as upgrading credit standards for portfolio purchases of other than insured obligations, varying maturities, broadening diversification and increasing its position in cash and cash equivalents in attempting to protect against declines in the value of its investments as a result of general interest rate fluctuations, economic factors and other market risks. There can, however, be no assurance that these will be successful.

Floating and Variable Rate Demand Notes

     Floating and variable rate demand notes are tax-exempt obligations which may have a stated maturity in excess of one year, but permit the holder to demand payment of principal at any time, or at specified intervals not exceeding one year, in each case upon not more than 30 days' notice. The issuer of such notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days' notice to the noteholders. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

Participation Interests

     The Fund may purchase from financial institutions participation interests in Rhode Island Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the underlying Rhode Island Obligations in the proportion that the Fund's participation interest bears to the total amount of the underlying Rhode Island Obligations. All such participation interests must meet the Fund's credit requirements. (See "Limitation to 10% as to Certain Investments.")

When-Issued and Delayed Delivery Purchases

     The Fund may buy Rhode Island Obligations on a when-issued or delayed delivery basis when it has the intention of acquiring them. The Rhode Island Obligations so purchased are subject to market fluctuation and no interest accrues to the Fund until delivery and payment take place; their value at the delivery date may be less than the purchase price. The Fund cannot enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments. If the Fund chooses to dispose of the right to acquire a when-issued obligation prior to its acquisition, it could, as with the disposition of any other portfolio holding, incur a gain or loss due to market fluctuation; any such gain would be a taxable short-term gain. The Fund places an amount of assets equal in value to the amount due on the settlement date for the when-issued or delayed delivery securities being purchased in a segregated account, which is marked to market every business day. (See the Additional Statement for further information.)

Limitation to 10% as to Certain Investments

     The Fund cannot purchase Rhode Island Obligations that are not readily marketable if thereafter more than 10% of its net assets would consist of such investments. However, this 10% limit does not include any Rhode Island Obligations as to which the Fund can exercise the right to demand payment in full within three days and as to which there is a secondary market. Floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) are considered illiquid unless determined by the Board of Trustees to be readily marketable. (See the Additional Statement.)

Current Policy as to Certain Obligations

     The Fund will not invest more than 25% of its total assets in (i) Rhode Island Obligations the interest on which is paid from revenues of similar type projects or (ii) industrial development bonds, unless the Prospectus and/or the Additional Statement are supplemented to reflect the change and to give additional information.

Factors Which May Affect the Value
of the Fund's Investments and Their Yields

     The value of the Rhode Island Obligations in which the Fund invests will fluctuate depending in large part on changes in prevailing interest rates, and may be subject to other market, credit and economic factors as well. If the prevailing interest rates go up after the Fund buys Rhode Island Obligations, the value of these obligations will normally go down; if these rates go down, the value of these obligations will normally go up. Changes in value and yield based on changes in prevailing interest rates may have different effects on short-term Rhode Island Obligations than on long-term obligations. Long-term obligations (which often have higher yields) may fluctuate in value more than short-term ones. For this reason, the Fund may, to achieve a defensive position, shorten the average maturity of its portfolio. The Fund's portfolio will represent a blend of short-term and long-term obligations designed to reduce fluctuations in the net asset value of the Fund's shares.

Risk Factors and Special Considerations Regarding Investment in
Rhode Island Obligations

        The following is a discussion of the general factors that might influence the ability of Rhode Island issuers to repay principal and interest when due on the Rhode Island Obligations contained in the portfolio of the Fund. Such information is derived from sources that are generally available to investors and is believed by the Fund to be accurate, but has not been independently verified and may not be complete.

     Rhode Island experienced significant economic growth during most of the 1980's. Its economy became more diversified as reliance on manufacturing employment decreased and non-manufacturing employment grew. From 1980 to 1989 per capita income growth exceeded national growth levels, and employment growth and total personal income growth both paralleled national growth levels.

        Between the late 1980's and the mid-1990's, there was a regional economic slowdown resulting in rising unemployment rates and the slowing of personal income growth. Rhode Island, like other New England states, began to experience a slowdown in its economy at that time. Since 1997, the State has experienced per capita income higher than the national average and employment has increased in all sectors except for manufacturing.

     The economic slowdown resulted in significant budget constraints. Declining revenues, combined with increased demand for certain governmental services, such as public assistance, have occurred as a result of the difficult general economic conditions. The State constitution requires that Rhode Island end each year with a balanced budget and does not permit a deficit to continue into the next fiscal year. The constitutional mandate and overall budgeting pressure forced state officials to review the State's overall fiscal outlook and structural issues pertaining to its financial structure. Revenue estimating procedures were improved, and five-year projections were published with the annual budget submission. Major program reductions and eliminations were adopted. A constitutional amendment was adopted by voter referendum to mandate a "rainy day fund." A capital budgeting process was initiated along with increased emphasis on debt management. (See the Additional Statement for further information.)

                     INVESTMENT RESTRICTIONS

     The Fund has a number of policies about what it can and cannot do. Certain of these policies, identified in the Prospectus and in the Additional Statement as "fundamental policies," cannot be changed unless the holders of a "majority," as defined in the 1940 Act, of the Fund's outstanding shares vote to change them. (See the Additional Statement for a definition of such a majority.) All other policies can be changed from time to time by the Board of Trustees without shareholder approval. Some of the more important of the Fund's fundamental policies, not otherwise identified in the Prospectus, are set forth below; others are listed in the Additional Statement.

  1. The Fund invests only in certain limited securities.

     The Fund cannot buy any securities other than Rhode Island
Obligations meeting the standards stated under "Investment of the Fund's Assets."

2. The Fund has industry investment requirements.

     The Fund cannot buy the obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry. The Fund will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

3. The Fund cannot make loans.

     The Fund can buy those Rhode Island Obligations which it is permitted to buy (see "Investment of the Fund's Assets"); this is investing, not making a loan. The Fund cannot lend its portfolio securities.

4. The Fund can borrow only in limited amounts for special purposes.

     The Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. Interest on borrowings would reduce the Fund's income. Except in connection with borrowings, the Fund will not issue senior securities. The Fund will not purchase any Rhode Island Obligations while it has any outstanding borrowings which exceed 5% of the value of its total assets.

                    NET ASSET VALUE PER SHARE

     The net asset value of the shares of each of the Fund's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Fund's net assets (i.e., the value of the assets less liabilities) allocable to each class by the total number of shares of such class then outstanding. Determination of the value of the Fund's assets is subject to the direction and control of the Fund's Board of Trustees. In general, it is based on market value, except that Rhode Island Obligations maturing in 60 days or less are generally valued at amortized cost; see the Additional Statement for further information.

                   ALTERNATIVE PURCHASE PLANS

        In this Prospectus the Fund provides you with two alternative ways to invest in the Fund through two separate classes of shares. All classes represent interests in the same portfolio of Rhode Island Obligations. The classes of shares offered to individuals differ in their sales charge structures and ongoing expenses, as described below. You should choose the class that best suits your own circumstances and needs.

        If you choose to purchase Class A Shares you will pay the applicable sales charge at the time of your purchase. By purchasing Class C Shares, you will pay a sales charge over a period of six years after purchase but without paying anything at the time of purchase, much as goods can be purchased on an installment plan. You are subject to a contingent deferred sales charge, described below, but only if you redeem your Class C Shares before they have been held 12 months from your purchase. (See "Computation of Holding Periods for Class C Shares.")

     Class A Shares, "Front-Payment Class Shares," are offered to anyone at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases. When you purchase Class A Shares, the amount of your investment is reduced by the applicable sales charge. Class A Shares are subject to an asset retention service fee under the Fund's Distribution Plan at the rate of 0.15 of 1% of the average annual net assets represented by the Class A Shares. Certain Class A Shares purchased in transactions of $1 million or more are subject to a contingent deferred sales charge. (See "Purchase of $1 Million or More.")

        Class C Shares, "Level-Payment Class Shares," are offered to anyone at net asset value with no sales charge payable at purchase but with a level charge for distribution fees and service fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets represented by the Class C Shares. (See "Distribution Plan" and "Shareholder Services Plan for Class C Shares.") Six years after the date of purchase, Class C Shares, including Class C Shares acquired in exchange for other Class C Shares under the Exchange Privilege (see "Exchange Privilege"), are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase, you will pay a contingent deferred sales charge ("CDSC") at the rate of 1%, calculated on the net asset value of the redeemed Class C Shares at the time of purchase or of redemption, whichever is less. The amount of any CDSC will be paid to the Distributor. The CDSC does not apply to shares acquired through the reinvestment of dividends on Class C Shares or to any Class C Shares held for more than 12 months after purchase. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. (See "Computation of Holding Periods for Class C Shares" and "How to Purchase Class C Shares.")

     In determining whether a CDSC is payable on a redemption of Class C Shares, it will be assumed that the redemption is made first of any shares acquired as dividends or distributions, second of any Class C Shares you have held for more than 12 months from the date of purchase and finally of those Class C Shares as to which the CDSC is payable which you have held the longest. This will result in your paying the lowest possible CDSC.

Computation of Holding Periods for Class C Shares

     For purposes of determining the holding period for Class C Shares, all of your purchases made during a calendar month will be deemed to have been made on the first business day of that month at the average cost of all purchases made during that month. The 12-month CDSC holding period will end on the first business day of the 12th calendar month after the date your purchase is deemed to have been made. Accordingly, the CDSC holding period applicable to your Class C Shares may be up to one month less than the full 12 months depending upon when your actual purchase was made during a month. Running of the 12-month CDSC holding period will be suspended for one month for each period of thirty days during which you have held shares of a money market fund you have received in exchange for Class C Shares under the Exchange Privilege. (See "Exchange Privilege.")

     Your Class C Shares will automatically convert to Class A Shares six years after the date of purchase, together with a pro-rata portion of all Class C Shares representing dividends and other distributions paid in additional Class C Shares. The Class C Shares so converted will no longer be subject to the higher expenses borne by the Class C Shares. The conversion will be effected at relative net asset values on the first business day of the month following that in which the sixth anniversary of your purchase of the Class C Shares occurred, except as noted below. Accordingly, the holding period applicable to your Class C Shares may be up to one month more than six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored tax-free municipal bond funds or equity funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila bond or equity funds. The six-year holding period will be suspended by one month for each period of thirty days during which you hold shares of a money market fund you have received in exchange for Class C Shares under the Exchange Privilege. (See "Exchange Privilege.")

     The following chart summarizes the principal differences between Class A Shares and Class C Shares.


                         Class A                  Class C
Initial Sales            Maximum of 4% of the     None
Charge                   Public Offering Price

Contingent Deferred      None (except for         Maximum CDSC of 1%
Sales Charge             certain purchases        if shares redeemed
                         over $1 Million)         before 12 months;
                                                  0% after 12 months

Distribution and         0.15 of 1%               Distribution fee of
Service Fees                                      0.75 of 1% and a
                                                  service fee of 0.25 of
                                                  1% for a total of 1%,
                                                  payable for six years

Other Information        Initial Sales Charge     Shares convert to Class
                         waived or reduced in     A Shares after six years
                         in some cases



Factors to Consider in Choosing Classes of Shares

     This discussion relates to the major differences between Class A Shares and Class C Shares. It is recommended that any investment in the Fund be considered long-term in nature.

     Over time, the cumulative total cost of the 1% annual service and distribution fees on the Class C Shares will equal or exceed the total cost of the initial 4% maximum initial sales charge and 0.15 of 1% annual fee payable for Class A Shares. For example, if equal amounts were paid at the same time for Class A Shares (where the amount invested is reduced by the amount of the sales charge) and for Class C Shares (which carry no sales charge at the time of purchase) and the net asset value per share remained constant over time, the total of such costs for Class C Shares would equal the total of such costs for Class A Shares after approximately four and two-thirds years. This example assumes no redemptions and disregards the time value of money. Purchasers of Class C Shares have all of their investment dollars invested from the time of purchase, without having their investment reduced at the outset by the initial sales charge payable for Class A Shares. If you invest in Class A Shares you will pay the entire sales charge at the time of purchase. Accordingly, if you expect to redeem your shares within a reasonably short time after purchase, you should consider the total cost of such an investment in Class A Shares compared with a similar investment in Class C Shares. The example under "Table of Expenses" shows the effect of Fund expenses for both classes if a hypothetical investment in each of the classes is held for 1, 3, 5 and 10 years. (See the Table of Expenses.)

     Dividends and other distributions paid by the Fund with respect to shares of each class are calculated in the same manner and at the same time. The dividends actually paid with respect to Class C Shares will be lower than those paid on Class A Shares because Class C Shares bear higher distribution and service fees and will have a higher expense ratio. In addition, the dividends of each class can vary because each class will bear certain class-specific charges. For example, each class will bear the costs of printing and mailing annual reports to its own shareholders.

                    HOW TO INVEST IN THE FUND

        The Fund's shares may be purchased through any investment broker or dealer (a "selected dealer") which has a sales agreement with Aquila Distributors, Inc. (the "Distributor") or through the Distributor. There are two ways to make an initial investment: (i) order the shares through your investment broker or dealer, if it is a selected dealer; or (ii) mail the Application with payment to the Fund's Shareholder Servicing Agent (the "Agent") at the address on the Application. If you purchase Class A Shares, the applicable sales charge will apply in either instance. Subsequent investments are also subject to the applicable sales charges. You are urged to complete an Application and send it to the Agent so that expedited shareholder services can be established at the time of your investment. Unless your initial investment is specified to be made in Class C Shares, it will be made in Class A Shares.

     The minimum initial investment for Class A Shares and Class C Shares is $1,000, except as otherwise stated in the Prospectus or Additional Statement. You may also make an initial investment of at least $50 by establishing an Automatic Investment Program. To do this you must open an account for automatic investments of at least $50 each month and make an initial investment of at least $50. (See below and "Automatic Investment Program" in the Application.) Such investment must be drawn in United States dollars on a United States commercial or savings bank, a credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution"). You may make subsequent investments in the same class of shares in any amount (unless you have an Automatic Withdrawal Plan). Your subsequent investment may be made through a selected dealer or by forwarding payment to the Agent, with the name(s) of account owner(s), the account number, the name of the Fund and the class of shares to be purchased. With subsequent investments, please send the pre-printed stub attached to the Fund's confirmations.

        Subsequent investments of $50 or more in shares of the same class as your initial investment can be made by electronic funds transfer from your demand account at a Financial Institution. To use electronic funds transfer for your purchases, your Financial Institution must be a member of the Automated Clearing House and the Agent must have received your completed Application designating this feature, or, after your account has been opened, a Ready Access Features Form available from the Distributor or the Agent. A pre-determined amount can be regularly transferred for investment ("Automatic Investment"), or single investments can be made upon receipt by the Agent of telephone instructions from anyone ("Telephone Investment"). The maximum amount of each Telephone Investment is $50,000. Upon 30 days' written notice to shareholders, the Fund may modify or terminate these investment methods at any time or charge a service fee, although no such fee is currently contemplated.

        The offering price is the net asset value per share for Class C Shares and the net asset value per share plus the applicable sales charge for Class A Shares. The offering price determined on any day applies to all purchase orders received by the Agent from selected dealers that day, except that orders received by it after 4:00 p.m. New York time will receive that day's offering price only if such orders were received by selected dealers from customers prior to such time and transmitted to the Distributor prior to its close of business that day (normally 5:00 p.m. New York time); if not so transmitted, such orders will be filled at the next determined offering price. Selected dealers are required to transmit orders promptly. Investments by mail are made at the offering price next determined after receipt of the purchase order by the Agent. Purchase orders received on other than a business day will be executed on the next succeeding business day. Purchases by Automatic Investment and Telephone Investment will be executed on the first business day occurring on or after the date an order is considered received by the Agent at the price determined on that day. In the case of Automatic Investment your order will be executed on the date you specified for investment at the price determined on that day, except that if that day is not a business day your order will be executed at the price determined on the next business day. In the case of Telephone Investment your order will be filled at the next determined offering price. If your order is placed after the time for determining the net asset value of the Fund shares for any day it will be executed at the price determined on the following business day. The sale of shares will be suspended during any period when the determination of net asset value is suspended. The Fund and the Distributor reserve the right to reject any order for the purchase of shares. In addition, the offering of shares may be suspended at any time and resumed at any time thereafter.

        At the date of this Prospectus, Class A Shares and Class
C Shares of the Fund are available only in the following states:
Rhode Island, Connecticut, District of Columbia, Florida, Hawaii,
Massachusetts, New Jersey and New York.

        If you do not reside in one of these states you should not purchase shares of the Fund. If Class A Shares or Class C Shares of the Fund are sold outside of these states the Fund can redeem them. Such a redemption may result in a loss to you and may have tax consequences. In addition, if your state of residence is not Rhode Island, the dividends from the Fund may not be exempt from income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of the Fund.

How to Purchase Class A Shares (Front-Payment Class Shares)

        The following table shows the amount of the sales charge to a "single purchaser" (defined below) together with the dealer discounts paid to dealers and the agency commissions paid to brokers (collectively called the "commissions") for purchases of Class A Shares:

                                        Sales Charge
                    Sales Charge as      as                 Commissions
                    Percentage of       Approximate         as
                    Public              Percentage of        Percentage of
Amount of Purchase  Offering Price      Amount Invested     Offering Price
Less than $25,000   4.00%               4.17%               3.50%
$25,000 but less
  than $50,000      3.75%               3.90%               3.50%
$50,000 but less
  than $100,000     3.50%               3.63%               3.25%
$100,000 but less
  than $250,000     3.25%               3.36%               3.00%
$250,000 but less
  than $500,000     3.00%               3.09%               2.75%
$500,000 but less
  than $1,000,000   2.50%               2.56%               2.25%


For purchases of $1 million or more see "Purchase of $1 Million or More," below.


        The table of sales charges is applicable to purchases of Class A Shares by a "single purchaser," i.e.: (a) an individual;
(b) an individual together with his or her spouse and their children under the age of 21 purchasing Class A Shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing Class A Shares for a single trust estate or a single fiduciary account; and (d) a tax-exempt organization enumerated in Section 501(c)(3) or (13) of the Code.

     Upon notice to all selected dealers, the Distributor may reallow up to the full amount of the applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when all or substantially all of the entire sales charge is reallowed, such selected dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Purchase of $1 Million or More

     Class A Shares issued under the following circumstances are called "CDSC Class A Shares": (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and
(ii) all Class A Shares issued in a single purchase to a single purchaser the value of which, when added to the value of the CDSC Class A Shares and Class A Shares on which a sales charge has been paid, already owned at the time of such purchase, equals or exceeds $1 million. CDSC Class A Shares also include certain Class A Shares issued under the program captioned "Special Dealer Arrangements," below. CDSC Class A Shares do not include (i) Class A Shares purchased without sales charge pursuant to the terms described under "General," below and (ii) Class A Shares purchased in transactions of less than $1 million and when certain special dealer arrangements are not in effect under "Certain Investment Companies" set forth under "Reduced Sales Charges," below.

     When you purchase CDSC Class A Shares you will not pay a sales charge at the time of purchase, and the Distributor will pay to any dealer effecting such a purchase an amount equal to 1% of the sales price of the shares purchased for purchases of $1 million but less than $2.5 million, 0.50 of 1% for purchases of $2.5 million but less than $5 million, and 0.25 of 1% for purchases of $5 million or more.

     If you redeem all or part of your CDSC Class A Shares during the four years after your purchase of such shares, at the time of redemption you will be required to pay to the Distributor a special contingent deferred sales charge based on the lesser of
(i) the net asset value of your redeemed CDSC Class A Shares at the time of purchase or (ii) the net asset value of your redeemed CDSC Class A Shares at the time of redemption (the "Redemption Value"). The special charge will be an amount equal to 1% of the Redemption Value if the redemption occurs within the first two years after purchase, and 0.50 of 1% of the Redemption Value if the redemption occurs within the third or fourth year after purchase. The special charge will apply to redemptions of CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent, as described below under "Reduced Sales Charges for Certain Purchases of Class A Shares." The special charge does not apply to Class A Shares acquired through the reinvestment of dividends on CDSC Class A Shares or to any CDSC Class A Shares held for more than four years after purchase. In determining whether the special charge is applicable, it will be assumed that the CDSC Class A Shares you have held the longest are the first CDSC Class A Shares to be redeemed, unless you instruct the Agent otherwise. It will also be assumed that if you have both CDSC Class A Shares and non-CDSC Class A Shares the non-CDSC Class A Shares will be redeemed first.

     For purposes of determining the holding period for CDSC Class A Shares, all of your purchases made during a calendar month will be deemed to have been made on the first business day of that month at the average cost of all purchases made during that month. The four-year holding period will end on the first business day of the 48th calendar month after the date your purchase is deemed to have been made. Accordingly, the CDSC holding period applicable to your CDSC Class A Shares may be up to one month less than the full 48 months depending upon when your actual purchase was made during a month. Running of the 48-month CDSC holding period will be suspended for one month for each period of thirty days during which you have held shares of a money market fund you have received in exchange for CDSC Class A Shares under the Exchange Privilege. (See "Exchange Privilege.")

Reduced Sales Charges for Certain Purchases of Class A Shares

     Right of Accumulation: If you are a "single purchaser" you may benefit from a reduction of the sales charge in accordance with the above schedule for subsequent purchases of Class A Shares if the cumulative value (at cost or current net asset value, whichever is higher) of Class A Shares you have previously purchased with a sales charge and still own, together with Class A Shares of your subsequent purchase with such a charge, amounts to $25,000 or more.

     Letters of Intent: The foregoing schedule of reduced sales charges will also be available to "single purchasers" who enter into a written Letter of Intent (included in the Application) providing for the purchase, within a thirteen-month period, of Class A Shares of the Fund through a single selected dealer or through the Distributor. Class A Shares of the Fund which you previously purchased during a 90-day period prior to the date of receipt by the Distributor of your Letter of Intent and which you still own may also be included in determining the applicable reduction. For further details, including escrow provisions, see the Letter of Intent provisions of the Application.

        General: Class A Shares may be purchased at the next determined net asset value by the Fund's Trustees and officers, by the directors, officers and certain employees, retired employees and representatives of the Sub-Adviser and its parent and affiliates, the Manager and the Distributor, by selected dealers and brokers and their officers and employees, by certain persons connected with firms providing legal, advertising or public relations assistance, by certain family members of, and plans for the benefit of, the foregoing, and for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority if the Fund or the Distributor has entered into an agreement relating to such purchases. Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. There may be tax consequences of these purchases. Such purchasers should consult their own tax counsel. Class A Shares may also be issued at net asset value in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

        The Fund permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups meeting the following requirements. A qualified group (i) is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative (other than a registered broker-dealer), which (ii) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing Class A Shares; (iii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and (iv) complies with the conditions of purchase that are set forth in any agreement entered into between the Fund and the group, representative or broker or dealer. At the time of purchase you must furnish the Distributor with information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

     Certain Investment Companies: Class A Shares of the Fund may be purchased at net asset value without sales charge (except as set forth below under "Special Dealer Arrangements") to the extent that the aggregate net asset value of such Class A Shares does not exceed the proceeds from a redemption (a "Qualified Redemption"), made within 120 days prior to such purchase, of shares of another investment company on which a sales charge, including a contingent deferred sales charge, has been paid. Additional information is available from the Distributor.

     To qualify, the following special procedures must be followed:

        1. A completed Application (included in the Prospectus) and payment for the Class A Shares to be purchased must be sent to the Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 and should not be sent to the Fund's Shareholder Servicing Agent. (This instruction replaces the mailing address contained on the Application.)

     2. The Application must be accompanied by evidence satisfactory to the Distributor that the prospective shareholder has made a Qualified Redemption in an amount at least equal to the net asset value of the Class A Shares to be purchased. Satisfactory evidence includes a confirmation of the date and the amount of the redemption from the investment company, its transfer agent or the investor's broker or dealer, or a copy of the investor's account statement with the investment company reflecting the redemption transaction.

     3. You must complete and return to the Distributor a Transfer Request Form, which is available from the Distributor.

     The Fund reserves the right to alter or terminate this privilege at any time without notice. The Prospectus will be supplemented to reflect such alteration or termination.

        Special Dealer Arrangements: During certain periods determined by the Distributor, the Distributor (not the Fund) will pay to any dealer effecting a purchase of Class A Shares of the Fund using the proceeds of a Qualified Redemption the lesser of (i) 0.50 of 1% of such proceeds or (ii) the same amounts described under "Purchase of $1 Million or More," on the same terms and conditions. Class A Shares of the Fund issued in such a transaction will be CDSC Class A Shares and if you thereafter redeem all or part of such shares during the two-year period from the date of purchase you will be subject to the special contingent deferred sales charge of 0.50 of 1% described under "Purchase of $1 Million or More," on the same terms and conditions. Whenever the Special Dealer Arrangements are in effect the Prospectus will be supplemented.

        The foregoing special dealer arrangements will be in effect from October 31, 1998 until October 31, 1999 unless extended or earlier terminated by a supplement to the Prospectus.

How to Purchase Class C Shares (Level-Payment Class Shares)

        Level-Payment Class Shares ("Class C Shares") are offered at net asset value with no sales charge payable at purchase. A level charge is imposed for service and distribution fees for the first six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Fund represented by the Class C Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a contingent deferred sales charge ("CDSC"). The CDSC is charged at the rate of 1%, calculated on the net asset value of the redeemed Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. The CDSC does not apply to Class C Shares acquired through the reinvestment of dividends on Class C Shares.

     The Distributor will pay to any dealer effecting a purchase of Class C Shares an amount equal to 1% of the sales price of the Class C Shares purchased.

Additional Compensation for Dealers

        The Distributor, at its own expense, may also provide additional compensation to dealers in connection with sales of any class of shares of the Fund. Additional compensation may include payment or partial payment for advertising of the Fund's shares, payment of travel expenses, including lodging, incurred in connection with attendance at sales seminars taken by qualifying registered representatives to locations within or outside of the United States, other prizes or financial assistance to securities dealers in offering their own seminars or conferences. In some instances, such compensation may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of such shares. Dealers may not use sales of the Fund's shares to qualify for the incentives to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. The cost to the Distributor of such promotional activities and such payments to participating dealers will not exceed the amount of the sales charges in respect of sales of all classes of shares of the Fund effected through such participating dealers, whether retained by the Distributor or reallowed to participating dealers. No such additional compensation to dealers in connection with sales of shares of the Fund will affect the price you pay for shares or the amount that the Fund will receive from such sales. Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.

     Brokers and dealers may receive different levels of compensation for selling different classes of shares.

Systematic Payroll Investments

     If your employer has established with the Fund a Systematic Payroll Investment Plan ("Payroll Plan") you may arrange for systematic investments into the Fund through the Payroll Plan. Investments can be made in either Class A Shares or Class C Shares. In order to participate in a Payroll Plan, you should make arrangements with your own employer's payroll department, and you must complete and sign any special application forms which may be required by your employer. You must also complete the Application included in the Prospectus. Once your application is received and put into effect, under a Payroll Plan the employer will make a deduction from payroll checks in an amount you determine, and will remit the proceeds to the Fund. An investment in the Fund will be made for you at the offering price, which includes applicable sales charges determined as described above, when the Fund receives the funds from your employer. The Fund will send a confirmation of each transaction to you. To change the amount of or to terminate your participation in the Payroll Plan (which could take up to ten days), you must notify your employer.

Confirmations and Share Certificates

     All purchases of shares will be confirmed and credited to you in an account maintained for you at the Agent in full and fractional shares of the Fund (rounded to the nearest 1/1000th of a share).

     No share certificates will be issued for Class C Shares. Share certificates for Class A Shares will be issued only if you so request in writing to the Agent. All share certificates previously issued by the Fund represent Class A Shares. No certificates will be issued for fractional Class A Shares or if you have elected Automatic Investment or Telephone Investment for Class A Shares (see "How to Invest in the Fund" above) or Expedited Redemption (see "How to Redeem Your Investment" below). If certificates for Class A Shares are issued at your request, Expedited Redemption Methods described below will not be available. In addition, you may incur delay and expense if you lose the certificates.

Distribution Plan

        The Fund has adopted a Distribution Plan (the "Plan") under Rule 12b-1 (the "Rule") under the 1940 Act. The Rule provides in substance that an investment company may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of its shares except pursuant to a written plan adopted under the Rule. The Plan has four parts.

     Under one part of the Plan, the Fund is authorized to make payments with respect to Class A Shares ("Class A Permitted Payments") to Qualified Recipients, which payments shall be made through the Distributor or shareholder servicing agent as disbursing agent and may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.15 of 1% of the average annual net assets represented by the Class A Shares of the Fund. Such payments shall be made only out of the Fund's assets allocable to the Class A Shares. "Qualified Recipients" means broker-dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Class A Shares or servicing of accounts of shareholders owning Class A Shares.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares ("Class C Permitted Payments") to Qualified Recipients. Class C Permitted Payments shall be made through the Distributor or shareholder servicing agent as disbursing agent, and may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets represented by the Class C Shares of the Fund. Such payments shall be made only out of the Fund's assets allocable to the Class C Shares. "Qualified Recipients" means broker-dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Class C Shares or servicing of accounts of shareholders owning Class C Shares. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to other Qualified Recipients.

   Payments Under the Plan

        During the fiscal year ended June 30, 1998, Permitted Payments of $72,087 were made to Qualified Recipients with respect to Class A Shares of the Fund, of which the Distributor retained $1,455. All of such payments were for compensation. (See the Additional Statement for a description of the Distribution Plan.) During the fiscal year ended June 30, 1998, Permitted Payments of $10,093 were made to Qualified Recipients with respect to Class C Shares of the Fund, of which the Distributor retained $7,946. All of such payments were for compensation. (See the Additional Statement for a description of the Distribution Plan.)

        Another part of the Plan is designed to protect against any claim against or involving the Fund that some of the expenses which might be considered to be sales-related which the Fund pays or may pay come within the purview of the Rule. The Fund believes that except for Permitted Payments it is not financing any such activity and does not consider any payment enumerated in this part of the Plan as so financing any such activity. However, it might be claimed that some of the expenses the Fund pays come within the purview of the Rule. If and to the extent that any payment as specifically listed in the Plan (see the Additional Statement) is considered to be primarily intended to result in or as indirect financing of any activity which is primarily intended to result in the sale of Fund shares, these payments are authorized under the Plan. In addition, if the Manager, out of its own funds, makes payment for distribution expenses such payments are authorized. (See the Additional Statement.)

Shareholder Services Plan for Class C Shares

        Under a Shareholder Services Plan, the Fund is authorized to make payments with respect to Class C Shares ("Service Fees") to Qualified Recipients. Service Fees shall be paid through the Distributor or shareholder servicing agent as disbursing agent, and may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets represented by the Class C Shares of the Fund. Such payments shall be made only out of the Fund's assets represented by the Class C Shares. "Qualified Recipients" means broker-dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements and which have agreed to provide personal services to holders of Class C Shares and/or maintenance of Class C Shares shareholder accounts. (See the Additional Statement.) At present, Service Fees with respect to Class C Shares are retained by the Distributor. During the fiscal year ended June 30, 1998, $3,364 of Service Fees was paid to Qualified Recipients with respect to the Fund's Class C Shares all of which was retained by the Distributor.

                  HOW TO REDEEM YOUR INVESTMENT

     You may redeem all or any part of your shares at the net asset value next determined after acceptance of your redemption request at the Agent (subject to any applicable contingent deferred sales charge for redemptions of Class C Shares and CDSC Class A Shares). For redemptions of Class C Shares and CDSC Class A Shares, at the time of redemption a sufficient number of additional shares will be redeemed to pay for any applicable contingent deferred sales charge. Redemptions can be made by the various methods described below. There is no minimum period for any investment in the Fund, except for shares recently purchased by check, Automatic Investment or Telephone Investment as discussed below. Except for CDSC Class A Shares (see "Purchase of $1 Million or More") there are no redemption fees or withdrawal penalties for Class A Shares. Class C Shares are subject to a contingent deferred sales charge if redeemed before they have been held 12 months from the date of purchase. (See "Alternative Purchase Plans.") A redemption may result in a transaction taxable to you. If you own both Class A Shares and Class C Shares and do not specify which you wish to redeem, it will be assumed that you wish to redeem Class A Shares.

     For your convenience the Fund offers expedited redemption for all classes of shares to provide you with a high level of liquidity for your investment.

Expedited Redemption Methods (Non-Certificate Shares)

     You have the flexibility of two expedited methods of initiating redemptions. They are available as to shares of any class not represented by certificates.

     1. By Telephone. The Agent will accept instructions by telephone from anyone to redeem shares and make payments

     a) to a Financial Institution account you have predesignated or

     b) by check in the amount of $50,000 or less, mailed to you, if your shares are registered in your name at the Fund and the check is sent to your address of record, provided that there has not been a change of your address of record during the 30 days preceding your redemption request. You can make only one request for telephone redemption by check in any 7-day period.

     See "Redemption Payments" below for payment methods. Your name, your account number and your address of record must be supplied.

     To redeem an investment by this method, telephone:

                     800-637-4633 toll free

     Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

        2. By FAX or Mail. You may also request redemption payments to a predesignated Financial Institution account by a letter of instructions sent to the Fund's Shareholder Servicing Agent: PFPC Inc., by FAX at 302-791-3055 or by mail to 400 Bellevue Parkway, Wilmington, DE 19809. The letter must provide account name(s), account number, amount to be redeemed, and any payment directions, signed by the registered holder(s). Signature guarantees are not required.(See "Redemption Payments" below for payment methods.)

        If you wish to have redemption proceeds sent directly to a Financial Institution Account, you should so elect on the Expedited Redemption section of the Application or the Ready Access Features Form and provide the required information concerning your Financial Institution account number. The Financial Institution account must be in the exclusive name(s) of the shareholder(s) as registered with the Fund. You may change the designated Financial Institution account at any time by completing and returning a Ready Access Features Form. For protection of your assets, this form requires signature guarantees and possible additional documentation.

Regular Redemption Method
(Certificate and Non-Certificate Shares)

        1. Certificate Shares. Certificates representing Class A Shares to be redeemed should be sent in blank (unsigned) to the Fund's Shareholder Servicing Agent: PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809 with payment instructions. A stock assignment form signed by the registered shareholder(s) exactly as the account is registered must also be sent to the Shareholder Servicing Agent.

     For your own protection, it is essential that certificates be mailed separately from signed redemption documentation.
Because of possible mail problems, it is also recommended that certificates be sent by registered mail, return receipt requested.

     For a redemption request to be in "proper form," the signature or signatures must be the same as in the registration of the account. In a joint account, the signatures of both shareholders are necessary. Signature guarantees may be required if sufficient documentation is not on file with the Agent. Additional documentation may be required where shares are held by certain types of shareholders such as corporations, partnerships, trustees or executors, or if redemption is requested by other than the shareholder of record. If redemption proceeds of $50,000 or less are payable to the record holder and are to be sent to the record address, no signature guarantee is required, except as noted above. In all other cases, signatures must be guaranteed by a member of a national securities exchange, a U.S. bank or trust company, a state-chartered savings bank, a federally chartered savings and loan association, a foreign bank having a U.S. correspondent bank, a participant in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the New York Stock Exchange, Inc. Medallion Signature Program (MSP). A notary public is not an acceptable signature guarantor.

        2. Non-Certificate Shares. If you own non-certificate shares registered on the books of the Fund, and you have not elected Expedited Redemption to a predesignated Financial Institution account, you must use the Regular Redemption Method. Under this redemption method you should send a letter of instructions to the Fund's Shareholder Servicing Agent, PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809, containing:

          Account Name(s);

          Account Number;

          Dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed;

          Payment instructions (normally redemption proceeds will be mailed to your address as registered with the Fund);

          Signature(s) of the registered shareholder(s); and

          Signature guarantee(s), if required, as indicated above.

Redemption Payments

        Redemption payments will ordinarily be mailed to you at your address of record. If you so request and the amount of your redemption proceeds is $1,000 or more, the proceeds will, wherever possible, be wired or transferred through the facilities of the Automated Clearing House to the Financial Institution account specified in the Expedited Redemption section of your Application or Ready Access Features Form. The Fund may impose a charge, not exceeding $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. The Fund has no present intention of making this charge. Upon 30 days' written notice to shareholders, the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee. If any such changes are made, the Prospectus will be supplemented to reflect them. If you use a broker or dealer to arrange for a redemption, it may charge you a fee for this service.

        The Fund will normally make payment for all shares redeemed on the next business day (see "Net Asset Value Per Share") following acceptance of the redemption request made in compliance with one of the redemption methods specified above. Except as set forth below, in no event will payment be made more than seven days after acceptance of such a redemption request. However, the right of redemption may be suspended or the date of payment postponed (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation; (ii) during periods in which an emergency, as determined by the Securities and Exchange Commission, exists which causes disposal of, or determination of the net asset value of, the portfolio securities to be unreasonable or impracticable; or (iii) for such other periods as the Securities and Exchange Commission may permit. Payment for redemption of shares recently purchased by check (irrespective of whether the check is a regular check or a certified, cashier's or official bank check) or by Automatic Investment or Telephone Investment may be delayed up to 15 days or until (i) the purchase check or Automatic Investment or Telephone Investment has been honored or (ii) the Agent has received assurances by telephone or in writing from the Financial Institution on which the purchase check was drawn, or from which the funds for Automatic Investment or Telephone Investment were transferred, satisfactory to the Agent and the Fund, that the purchase check or Automatic Investment or Telephone Investment will be honored. Possible delays in payment of redemption proceeds can be eliminated by using wire payments or Federal Reserve drafts to pay for purchases.

     If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by the distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. (See the Additional Statement for details.)

     The Fund has the right to compel the redemption of shares held in any account if the aggregate net asset value of such shares is less than $500 as a result of shareholder redemptions or failure to meet the minimum investment level under an Automatic Purchase Program. If the Board elects to do this, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.

Reinvestment Privilege

     You may reinvest without payment of any additional sales charge all or part of any redemption proceeds within 120 days of a redemption of shares in shares of the Fund of the same class as the shares redeemed at the net asset value next determined after the Agent receives your reinvestment order. In the case of Class C Shares or CDSC Class A Shares on which a contingent deferred sales charge was deducted at the time of redemption, the Distributor will refund to you the amount of such sales charge, which will be added to the amount of the reinvestment. The Class C Shares or CDSC Class A Shares issued on reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment. The reinvestment privilege for any class may be exercised only once a year, unless otherwise approved by the Distributor. If you have realized a gain on the redemption of your shares, the redemption transaction is taxable, and reinvestment will not alter any capital gains tax payable. If there has been a loss on the redemption, some or all of the loss may be tax deductible, depending on the amount reinvested and the length of time between the redemption and the reinvestment. You should consult your own tax advisor on this matter.

                    AUTOMATIC WITHDRAWAL PLAN

     You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Fund having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares.

        Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of Class A Shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the Application included with the Prospectus, the Additional Statement under "Automatic Withdrawal Plan," and "Dividend and Tax Information" below.)

     Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

                     MANAGEMENT ARRANGEMENTS

The Board of Trustees

     The business and affairs of the Fund are managed under the direction and control of its Board of Trustees. The Additional
Statement lists the Fund's Trustees and officers and provides further information about them.

   Change in Management Arrangements

        On November 14, 1997, the arrangements described below were approved by the shareholders of the Fund and went into effect. The new arrangements were designed to change the form of the Fund's investment advisory and administration arrangements to a new structure involving an adviser and a sub-adviser. The new arrangements did not result in any change in overall management fees paid by the Fund, or any change in the parties providing these services. Marketing efforts and positioning of the Fund remained the same with a strong local niche orientation.

        Under the new arrangements, Aquila Management Corporation ("Aquila"), which since inception of the Fund has served as the Fund's administrator, in addition became investment adviser under a new agreement (the "Advisory and Administration Agreement") under which it also continues to provide the Fund with all administrative services. Also, by adoption of a Sub-Advisory Agreement between Aquila and Citizens Bank of Rhode Island (the "Sub-Adviser"), the former investment advisory agreement was replaced by one under which Aquila appointed the Sub-Adviser as Sub-Adviser to the Fund. Under the Sub-Advisory Agreement, the Sub-Adviser continues to provide the Fund with advisory services of the kind which it formerly provided as adviser. The duties of the administrator, previously performed under an administration agreement, are now performed by Aquila under the Advisory and Administration Agreement where Aquila is referred to as the "Manager." The former administration agreement terminated upon effectiveness of the new agreements.

   The Advisory and Administration Agreement

        The Advisory and Administration Agreement between the Fund and Aquila Management Corporation (the "Manager") has several parts, most of which are substantially identical to corresponding provisions in the Fund's former advisory agreements and administration agreement. The Advisory and Administration Agreement contains provisions relating to investment advice for the Fund and management of its portfolio that are substantially identical to prior advisory agreements, except that the Manager has the power to delegate its advisory functions to a sub-adviser, which it will employ at its own expense. It has delegated these duties to the Sub-Adviser. The Advisory and Administration Agreement contains provisions relating to administrative services that are substantially identical to those contained in the Fund's former administration agreement.

     The Advisory and Administration Agreement provides that subject to the direction and control of the Board of Trustees of the Fund, the Manager shall:

     (i) supervise continuously the investment program of the Fund and the composition of its portfolio;

     (ii) determine what securities shall be purchased or sold by the Fund;

     (iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund; and

     (iv) at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund.

        The Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization ("Sub-Adviser"), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in Section 15 of the Investment Company Act of 1940. The Manager delegates all of such functions to the Sub-Adviser in the Sub-Advisory Agreement, which became effective at the same time as the Advisory and Administration Agreement.

        The Advisory and Administration Agreement also provides that subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Fund under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

     (i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;

     (ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund's shares;

        (iii) either keep the accounting records of the Fund, including the computation of net asset value per share and the dividends (provided that if there is a Sub-Adviser, daily pricing of the Fund's portfolio shall be the responsibility of the Sub-Adviser under the Sub-Advisory Agreement), or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Fund;

     (iv) maintain the Fund's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;

     (v) prepare, on behalf of the Fund and at the Fund's expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time;

     (vi) respond to any inquiries or other communications of shareholders of the Fund and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Fund's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

     The Advisory and Administration Agreement contains provisions relating to compliance of the investment program, responsibility of the Manager for any investment program managed by it, allocation of brokerage, and responsibility for errors that are substantially the same as the corresponding provisions in the Sub-Advisory Agreement. (See the Additional Statement.)

     The Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.

        The Fund bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any Sub-Adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; and
(xi) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.

        Under the Advisory and Administration Agreement, the Fund will pay to the Manager a fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value.

        The Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value.

The Sub-Advisory Agreement

        The Manager has delegated investment advisory responsibility to Citizens Bank of Rhode Island (the
"Sub-Adviser"), which supervises the investment program of the Fund and the composition of its portfolio.

        The services of the Sub-Adviser are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser's expense for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund. The Sub-Advisory Agreement states that the Sub-Adviser shall, at its expense, provide to the Fund all office space and facilities, equipment and clerical personnel necessary for the carrying out of the Sub-Adviser's duties under the Sub-Advisory Agreement.

        The Sub-Advisory Agreement provides that the Manager agrees to pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser as such, a management fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.23 of 1% of such net asset value.

        The Sub-Advisory Agreement contains provisions as to the allocation of the portfolio transactions of the Fund (see the Additional Statement). Under these provisions, the Sub-Adviser is authorized to consider sales of shares of the Fund or of any other investment company or companies having the same investment adviser, sub-adviser, administrator or principal underwriter as the Fund. It has termination and renewal provisions similar to those contained in the Advisory and Administration Agreement. (See the Additional Statement.)

Information About the Fund's Management

        Citizens Bank of Rhode Island, the Sub-Adviser, is wholly-owned by Citizens Financial Group, Inc. ("CFG"). CFG is a wholly-owned subsidiary of The Royal Bank of Scotland plc. The Sub-Adviser operates through 62 branch offices in Rhode Island . Among other CFG subsidiaries, Citizens Bank of Connecticut has 40 branches in southeastern Connecticut; Citizens Bank of Massachusetts, has more than 100 branches in southeastern Massachusetts; and Citizens Bank New Hampshire has 75 branches in New Hampshire. CFG is a $17 billion bank holding company and is one of the 50 largest bank holding companies in the United States. Through the Sub-Adviser and other subsidiaries, CFG provides a full range of financial services to individuals, businesses and governmental units. As of June 30, 1998, the Trust and Investment Services Group of the Sub-Adviser had approximately $5.7 billion of assets under administration, including approximately $386 million in municipal obligations.

        Salvatore C. DiSanto is the officer of the Sub-Adviser who manages the Fund's portfolio. He has served as such since the inception of the Fund in September, 1992. Mr. DiSanto, a Senior Vice President within the Sub-Adviser's Trust and Investment Services Group, is a member of its Trust Investment Committee. He has been employed by the Sub-Adviser for 40 years and has been involved in portfolio management for the last 33 years.

        The Fund's Manager is founder and Manager and/or administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money market funds and equity funds. As of June 30, 1998, these funds had aggregate assets of approximately $3.0 billion, of which approximately $1.9 billion consisted of assets of tax-free municipal bond funds. The Manager, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann (directly, through a trust and through share ownership by his wife). (See the Additional Statement for information on Mr. Herrmann.)

        During the period July 1, 1997 through November 14, 1997 fees of $46,426 and $39,548 were accrued to the Manager and the Sub-Adviser, respectively, under the administration agreement and advisory agreement then in effect, of which $46,426 and $30,951, respectively, were waived. From November 15, 1997 through June 30, 1998 fees of $160,215 were accrued to the Manager, of which $16,024 was paid to the Sub-Adviser and the balance was waived. In addition, during the fiscal year the Manager reimbursed the Fund for other expenses in the amount of $195,380. Of this amount, $182,811 was paid prior to June 30, 1998 and the balance of $12,569 was paid in July, 1998.

     The Distributor currently handles the distribution of the shares of fourteen funds (seven tax-free municipal bond funds, five money market funds and two equity funds), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

        At the date of this Prospectus, there is a proposed transaction whereby all of the shares of the Distributor, which are currently owned 75% by Mr. Herrmann and 25% by Diana P. Herrmann, will be owned by certain directors and/or officers of the Manager and/or the Distributor, including Mr. Herrmann and Ms. Herrmann.

                  DIVIDEND AND TAX INFORMATION

Dividends and Distributions

        The Fund will declare all of its net income, as defined below, as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day. Net income for dividend purposes includes all interest income accrued by the Fund since the previous dividend declaration, including accretion of any original issue discount, less expenses paid or accrued. Dividends and other distributions paid by the Fund with respect to each class of its shares are calculated at the same time and in the same manner. Because such net income will vary, the Fund's dividends will also vary. The per-share dividends of Class C Shares will be lower than the per share dividends on the Class A Shares as a result of the higher service and distribution fees applicable to those shares. In addition, the dividends of each class can vary because each class will bear certain class-specific charges. Dividends and other distributions paid by the Fund with respect to each class of its shares are calculated at the same time and in the same manner.

        It is the Fund's present policy to pay dividends so that they will be received or credited by approximately the first day of each month. On the Application or by completing a Ready Access Features Form, you may elect to have dividends deposited without charge by electronic funds transfers into your account at a Financial Institution, if it is a member of the Automated Clearing House.

     Redeemed shares continue to earn dividends through and including the earlier of (i) the day before the day on which the redemption proceeds are mailed, wired or transferred by the facilities of the Automated Clearing House by the Agent or paid by the Agent to a selected dealer; or (ii) the third day on which the New York Stock Exchange is open after the day on which the net asset value of the redeemed shares has been determined. (See "How To Redeem Your Investment.")

        Net investment income includes amounts of income from the Rhode Island Obligations in the Fund's portfolio which are allocated as "exempt-interest dividends." "Exempt-interest dividends" are exempt from regular Federal income tax. The allocation of "exempt-interest dividends" will be made by the use of one designated percentage applied uniformly to all income dividends declared during the Fund's tax year. Such designation will normally be made in the first month after the end of each of the Fund's fiscal years as to income dividends paid in the prior year. It is possible that in certain circumstances, a small portion of the dividends paid by the Fund will be subject to income taxes. During the fiscal year ended June 30, 1998, 99.59% of the Fund's dividends were "exempt-interest dividends." For the calendar year 1997, 2.01% of the total dividends paid were taxable. The percentage of income designated as tax-exempt for any particular dividend may be different from the percentage of the Fund's income that was tax-exempt during the period covered by the dividend.

     Distributions ("short-term gains distributions") from net realized short-term gains, if any, and distributions ("long-term gains distributions"), if any, from the excess of net long-term capital gains over net short-term capital losses realized through October 31st of each year and not previously paid out will be paid out after that date; the Fund may also pay supplemental distributions after the end of its fiscal year. If net capital losses are realized in any year, they are charged against capital and not against net investment income which is distributed regardless of gains or losses. The Fund may be required to impose backup withholding at a rate of 31% upon payment of redemptions to shareholders, and from short- and long-term gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends," if shareholders do not comply with provisions of the law relating to the furnishing of taxpayer identification numbers and reporting of dividends.

     Unless you request otherwise by letter addressed to the Agent or by filing an appropriate Application prior to a given ex-dividend date, dividends and distributions will be automatically reinvested in full and fractional shares of the Fund at net asset value on the record date for the dividend or distribution or other date fixed by the Board of Trustees. An election to receive cash will continue in effect until written notification of a change is received by the Agent. All shareholders, whether their dividends are received in cash or are being reinvested, will receive a monthly account summary indicating the current status of their investment. There is no fixed dividend rate. Corporate shareholders of the Fund are not entitled to any deduction for dividends received from the Fund.

Federal Tax Information

     The Fund qualified during its last fiscal year as a "regulated investment company" under the Code, and intends to continue to so qualify. If it does so qualify, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. However, the Code contains a number of complex tests relating to such qualification and it is possible although not likely that the Fund might not meet one or more of these tests in any particular year. If it does not so qualify, it would be treated for tax purposes as an ordinary corporation, would receive no tax deduction for payments made to shareholders and would be unable to pay dividends or distributions which would qualify as "exempt-interest dividends" or "capital gains dividends," as discussed below.

        The Fund intends to qualify during each fiscal year under the Code to pay "exempt-interest dividends" to its shareholders. "Exempt-interest dividends" which are derived from net income earned by the Fund on Rhode Island Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in " exempt-interest dividends." Although "exempt-interest dividends" are not taxed, each taxpayer must report the total amount of tax-exempt interest (including "exempt-interest dividends" from the Fund) received or acquired during the year.

     The Code requires that either gains realized by the Fund on the sale of municipal obligations acquired after April 30, 1993 at a price which is less than face or redemption value be included as ordinary income to the extent such gains do not exceed such discount or that the discount be amortized and included ratably in taxable income. There is an exception to the foregoing treatment if the amount of the discount is less than 0.25% of face or redemption value multiplied by the number of years from acquisition to maturity. The Fund will report such ordinary income in the years of sale or redemption rather than amortize the discount and report it ratably. To the extent the resultant ordinary taxable income is distributed to shareholders, it will be taxable to them as ordinary income.

     Capital gains dividends (net long-term gains over net short-term losses which the Fund distributes and so designates) are reportable by shareholders as gain from the sale or exchange of a capital asset held for more than one year. This is the case whether the shareholder takes the distribution in cash or elects to have the distribution reinvested in Fund shares and regardless of the length of time the shareholder has held his or her shares.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Fund are not distributed but carried forward by the Fund to offset gains in later years and thereby lessen the later-year capital gains dividends and amounts taxed to shareholders.

     The Fund's gains or losses on sales of Rhode Island Obligations will be long-term or short-term depending upon the length of time the Fund has held such obligations. Capital gains and losses of the Fund will also include gains and losses on Futures and options, if any, including gains and losses actually realized on sales and exchanges and gains and losses deemed to be realized.

     Information as to the tax status of the Fund's dividends and distributions will be mailed to shareholders annually.

     Under the Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Fund may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. The receipt of exempt-interest dividends from the Fund by an individual shareholder may result in some portion of any social security payments or railroad retirement benefits received by the shareholder or the shareholder's spouse being included in taxable income.

     Persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds or private activity bonds should consult their own tax advisers before purchasing shares.

     While interest from all Rhode Island Obligations is tax-exempt for purposes of computing the shareholder's regular tax, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax. Whether or not that computation will result in a tax will depend on the entire content of the taxpayer's return. The Fund will not invest in the types of Rhode Island Obligations which would give rise to interest that would be subject to alternative minimum taxation if more than 20% of its net assets would be so invested, and may refrain from investing in that type of bond completely. The 20% limit is a fundamental policy of the Fund.

     Corporate shareholders must add to or subtract from alternative minimum taxable income, as calculated before taking into consideration this adjustment, 75% of the difference between what is called adjusted current earnings (essentially current earnings and profits) and alternative minimum taxable income, as previously calculated. Since tax-exempt bond interest is included in earnings and profits and therefore in adjusted current earnings, this adjustment will tend to make it more likely that corporate shareholders will be subject to the alternative minimum tax.

Tax Effects of Redemptions

        Normally, when you redeem shares of the Fund you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption and the amount you paid for the shares. If you are required to pay a contingent deferred sales charge at the time of redemption, the amount of that charge will reduce the amount of your gain or increase the amount of your loss as the case may be. For redemptions made after January 1, 1998, your gain or loss will be long-term if you held the redeemed shares for over one year and short-term, if for a year or less. Long term capital gains are currently taxed at a maximum rate of 20% and short-term gains are currently taxed at ordinary income tax rates. However, if shares held for six months or less are redeemed and you have a loss, two special rules apply: the loss is reduced by the amount of exempt-interest dividends, if any, which you received on the redeemed shares, and any loss over and above the amount of such exempt-interest dividends is treated as a long-term loss to the extent you have received capital gains dividends on the redeemed shares.

Tax Effect of Conversion

     Class C Shares will automatically convert to Class A Shares approximately six years after purchase. No gain or loss will be recognized by the Fund or its shareholders upon such conversions; each shareholder's adjusted tax basis in the Class A Shares received upon conversion will equal the shareholder's adjusted tax basis in the Class C Shares held immediately before the conversion; and each shareholder's holding period for the Class A Shares received upon conversion will include the period for which the shareholder held as capital assets the converted Class C Shares immediately before conversion.

Rhode Island Tax Information

        The following is a summary of certain aspects relating to the Rhode Island tax consequences of an investment in the Fund.
This summary is based upon the advice of Edward & Angell, LLP, Rhode Island counsel to the Fund.

        This summary assumes that the Fund qualifies as a regulated investment company for Federal income tax purposes under Subchapter M of the Code. Such summary is based upon the provisions of the Rhode Island tax law and the regulations promulgated thereunder as currently in effect, all of which are subject to change, possibly with retroactive effect. Prospective investors in the Fund should contact their tax advisors regarding the effect of Rhode Island or other state or local tax laws on their investment.

     Taxation of the Fund. The Fund will be subject to the Rhode Island business corporation tax in an amount equal to the greater of $250 or $0.10 on each $100 of the gross income of the Fund that is apportioned to Rhode Island. Gross income is generally defined in the same manner as for Federal income tax purposes except that (i) interest which is exempt from Federal income tax and which is not derived from obligations of the United States or its possessions or Rhode Island Obligations issued by Rhode Island issuers and exempt from taxation by Rhode Island, and (ii) 50% of the excess of capital gains over capital losses is includable in gross income. While the issue is not entirely free from doubt, it is unlikely that the Fund, as a Massachusetts business trust, will be subject to the Rhode Island franchise tax.

     Individual Holders. Individual holders of shares of the Fund who are subject to Rhode Island personal income taxation will not be required to include in income for Rhode Island personal income tax purposes that portion of the exempt-interest dividends which the Fund clearly identifies as directly attributable to interest earned on Rhode Island Obligations. Individual holders will, however, be required to include in income any other distributions of interest, dividends or income, except for interest or dividend income obligations or securities issued by any authority, commission or instrumentality of the United States.

     Moreover, individual holders who are subject to Rhode Island personal income taxation will be required to include in income for Rhode Island personal income tax purposes the distribution of capital gain dividends and any net short-term capital gains realized by the Fund, unless such capital gains dividends and short-term capital gains are derived from the sale of underlying Rhode Island Obligations which are issued by Rhode Island issuers and are specifically exempted from Rhode Island capital gains tax by the Rhode Island law authorizing the issuance of the Rhode Island Obligations.

     Gain or loss recognized by an individual subject to Rhode Island personal income taxation will be included in their Rhode Island source income. However, Rhode Island may specifically exempt from Rhode Island capital gains tax gain recognized on the sale or exchange of certain Rhode Island Obligations.

     Corporate Holders. Generally, corporate holders of shares of the Fund are subject to the Rhode Island business corporation tax or the Rhode Island franchise tax will be taxed on their net income, authorized stock or at a flat rate minimum tax. Net income is generally defined in the same manner as the corporation's taxable income for Federal income tax purposes except that distributions of exempt-interest dividends which are derived from interest earned on municipal obligations by governmental authorities in states other than Rhode Island will be included in net income. Net income will also include distributions of capital gain dividends and any net short-term capital gains realized by the Fund, unless such distributions of capital gain dividends and short-term capital gains are derived from the sale of underlying Rhode Island Obligations which are issued by Rhode Island issuers and are specifically exempted from the Rhode Island capital gains tax.

     Gain or loss recognized on the dispositions of fund shares by corporate holders subject to the Rhode Island business corporation tax will be included in their Rhode Island income.

     Property and Estate Taxes. Shares of the Fund will be exempt from local property taxes in Rhode Island but will be includable in the gross estate of a deceased individual shareholder who is a resident of Rhode Island for purposes of the Rhode Island estate tax.

                       EXCHANGE PRIVILEGE

        There is an exchange privilege as set forth below among this Fund, certain tax-free municipal bond funds and equity funds (together with the Fund, the "Bond or Equity Funds") and certain money market funds (the "Money-Market Funds"), all of which are sponsored by Aquila Management Corporation and Aquila Distributors, Inc., and have the same Manager or Administrator and Distributor as the Fund. All exchanges are subject to certain conditions described below. As of the date of the Prospectus, the Aquila-sponsored Bond or Equity Funds are this Fund, Aquila Rocky Mountain Equity Fund, Aquila Cascadia Equity Fund, Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky and Tax-Free Fund For Utah; the Aquila Money-Market Funds are Capital Cash Management Trust, Pacific Capital Cash Assets Trust (Original Shares), Pacific Capital Tax-Free Cash Assets Trust (Original Shares), Pacific Capital U.S. Government Securities Cash Assets Trust (Original Shares) and Churchill Cash Reserves Trust.

        Generally, you can exchange shares of a given class of a Bond or Equity Fund including the Fund for shares of the same class of any other Bond or Equity Fund, or for shares of any Money Market Fund, without the payment of a sales charge or any other fee, and there is no limit on the number of exchanges you can make from fund to fund. However, the following important information should be noted:

        (1) CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

     If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

        (2) Extension of Holding Periods by Owning Money-Market Funds. Any period of 30 days or more during which Money-Market Fund shares received on an exchange of CDSC Class A Shares or Class C Shares are held is not counted in computing the applicable holding period for CDSC Class A Shares or Class C Shares.

        (3) Originally Purchased Money-Market Fund Shares. Shares of a Money-Market Fund (and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares) acquired directly in a purchase (or in exchange for Money-Market Fund shares that were themselves directly purchased), rather than in exchange for shares of a Bond or Equity Fund, may be exchanged for shares of any class of any Bond or Equity Fund that the investor is otherwise qualified to purchase, but the shares received in such an exchange will be subject to the same sales charge, if any, that they would have been subject to had they been purchased rather than acquired in exchange for Money-Market Fund shares. If the shares received in exchange are shares that would be subject to a CDSC if purchased directly, the holding period governing the CDSC will run from the date of the exchange, not from the date of the purchase of Money-Market Fund shares.

     This Fund, as well as the Money-Market Funds and other Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time. In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days' written notice to shareholders.

     All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange are at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

     The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:

                     800-637-4633 toll free

     Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

        Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares, unless a sales charge is to be deducted in connection with an exchange of shares, in which case the exchange price of shares of a Bond or Equity Fund will be their public offering price. Prices for exchanges are determined in the same manner as for purchases of the Fund's shares. (See "How to Invest in the Fund.")

     An exchange is treated for Federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period (see "Tax Effects of Redemptions" and the Additional Statement); no representation is made as to the deductibility of any such loss should such occur.

        Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Trust (a tax-free money market fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Government Securities Cash Assets Trust (which invests in U.S. Government obligations) are exempt from state income taxes. Dividends paid by Aquila Rocky Mountain Equity Fund and Aquila Cascadia Equity Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or a tax-free money market fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a bond fund or a tax-free money market fund under the exchange privilege arrangement.

     If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

                       GENERAL INFORMATION

Performance

     Advertisements, sales literature and communications to shareholders may contain various measures of the Fund's performance including current yield, taxable equivalent yield, various expressions of total return, current distribution rate and taxable equivalent distribution rate.

        Average annual total return figures, as prescribed by the Securities and Exchange Commission, represent the average annual percentage change in value of a hypothetical $1,000 purchase, invested at the maximum public offering price (offering price includes any applicable sales charge) for 1-, 5- and 10- year periods and for a period since the inception of the Fund, to the extent applicable, through the end of such periods, assuming reinvestment (without sales charge) of all distributions. The Fund may also furnish total return quotations for other periods or based on investments at various applicable sales charge levels or at net asset value. For such purposes total return equals the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. (See the Additional Statement.) Current yield reflects the income per share earned by each of the Fund's portfolio investments; it is calculated by (i) dividing the Fund's net investment income per share during a recent 30-day period by (ii) the maximum public offering price on the last day of that period and by (iii) annualizing the result. Taxable equivalent yield shows the yield from a taxable investment that would be required to produce an after-tax yield equivalent to that of the Fund, which invests in tax-exempt obligations. It is computed by dividing the tax-exempt portion of the Fund's yield (calculated as indicated) by one minus a stated income tax rate and by adding the product to the taxable portion (if any) of the Fund's yield. (See the Additional Statement.)

        Current yield and taxable equivalent yield, which are calculated according to a formula prescribed by the Securities and Exchange Commission (see the Additional Statement), are not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders are reflected in the current distribution rate or taxable equivalent distribution rate which may be quoted to shareholders. The current distribution rate is computed by (i) dividing the total amount of dividends per share paid by the Fund during a recent 30-day period by (ii) the current maximum offering price and by (iii) annualizing the result. A taxable equivalent distribution rate shows the taxable distribution rate that would be required to produce an after-tax distribution rate equivalent to the Fund's distribution rate (calculated as indicated above). The current distribution rate differs from the current yield computation because it could include distributions to shareholders from sources, if any, other than dividends and interest, such as short-term capital gains or return of capital. If distribution rates are quoted in advertising they will be accompanied by calculations of current yield in accordance with the formula of the Securities and Exchange Commission.

     In each case performance figures are based upon past performance, reflect as appropriate all recurring charges against the Fund's income net of fee waivers and reimbursement of expenses, if any, and will assume the payment of the maximum sales charge, if any, on the purchase of shares, but not on reinvestment of income dividends. The investment results of the Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's yield, tax equivalent yield, distribution rate, taxable equivalent distribution rate or total return may be in any future period. The annual report of the Fund contains additional performance information that will be made available upon request and without charge.

Description of the Fund and Its Shares

        The Fund is an open-end, non-diversified management investment company organized in 1992 as a Massachusetts business trust. (See "Investment of the Fund's Assets" for further information about the Fund's status as "non-diversified.") The Declaration of Trust permits the Trustees to issue 80,000,000 shares of $.01 par value, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share of its class; shares of the respective classes represent proportionate interests in the Fund in accordance with their respective net asset values. Upon liquidation of the Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Fund's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Fund may create additional classes of shares which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). (See the Additional Statement for further information about possible additional series.) Shares are fully paid and non-assessable, except as set forth under the caption "General Information" in the Additional Statement; the holders of shares have no pre-emptive or conversion rights except that Class C Shares automatically convert to Class A Shares after being held for six years.

        In addition to Class A Shares and Class C Shares, which are offered by this Prospectus, the Fund also has (i) Institutional Class Shares ("Class Y Shares"), which are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity and are not offered directly to retail customers and (ii) Financial Intermediary Class Shares ("Class I Shares"), which are offered and sold only through certain financial intermediaries. Class Y Shares and Class I Shares are offered by a separate prospectus, which can be obtained by calling the Fund at 800-453-6864 toll free or 212-697-6666 or in Rhode Island: 401-453-6864.

        The Fund's four classes of shares differ in their sales charge structures and ongoing expenses, which are likely to be reflected in differing yields and other measures of investment performance. All four classes represent interests in the same portfolio of Rhode Island Obligations and have the same rights, except that each class bears the separate expenses, if any, of its participation in the Distribution Plan and Shareholder Services Plan and has exclusive voting rights with respect to such participation.

   The Year 2000

        Like other financial and business organizations, the Fund could be adversely affected if computer systems the Fund relies on do not properly process date-related information and data involving the year 2000 and after. The Manager is taking steps that it believes are reasonable to address this problem in its own computer systems and to obtain assurances that steps are being taken by the other major service providers to the Fund to achieve comparable results. The three mission critical vendors -- the shareholder servicing agent, the custodian and the fund accounting agent -- as well as other support organizations, have advised the Manager that they are actively working on necessary changes. Certain vendors have advised the Manager that they are currently compliant. The target date for compliance by the mission critical vendors is late 1998. The Manager has also requested the Fund's portfolio manager to attempt to evaluate the potential impact of this problem on the issuers of securities in which the Fund invests. At this time there can be no assurance that the target dates will be met or that these steps will be sufficient to avoid any adverse impact on the Fund.

Voting Rights

     At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Fund except that the Fund's Board of Trustees may change the name of the Fund. The Fund may be terminated (i) upon the sale of its assets to another issuer, or (ii) upon liquidation and distribution of the assets of the Fund, in either case if such action is approved by the vote of the holders of a majority of the outstanding shares of the Fund. If not so terminated, the Fund will continue indefinitely.

            APPLICATION FOR NARRAGANSETT INSURED TAX-FREE INCOME FUND
                       FOR CLASS A OR CLASS C SHARES ONLY
                 PLEASE COMPLETE STEPS 1 THROUGH 4 AND MAIL TO:
                                    PFPC Inc.
                   400 Bellevue Parkway, Wilmington, DE 19809
                              Tel.# 1-800-637-4633

STEP 1
A. ACCOUNT REGISTRATION

___Individual Use line 1
___Joint Account*   Use lines 1&2
___For a Minor   Use line 3
___For Trust, Corporation, Partnership or other Entity   Use line 4

* Joint Accounts will be Joint Tenants with rights of survivorship unless otherwise specified.
** Uniformed Gifts/Transfers to Minors Act.

Please type or print name exactly as account is to be registered 1.______________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
2.______________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
3.______________________________________________________________________
  Custodian's First Name      Middle Initial          Last Name
Custodian for __________________________________________________________
                   Minor's First Name   Middle Initial   Last Name
Under the ___________UGTMA** ___________________________________________
         Name of State       Minor's Social Security Number
4. _____________________________________________________________________
   _____________________________________________________________________
(Name of Corporation or Organization. If a Trust, include the name(s) of Trustees in which account will be registered and the name and date of the Trust Instrument. Account for a Pension or Profit Sharing Plan or Trust may be registered in the name of the Plan or Trust itself.)
________________________________________________________________________
        Tax I.D. Number    Authorized Individual          Title


B. MAILING ADDRESS AND TELEPHONE NUMBER

________________________________________________________________________
  Street or PO Box                           City
_________________________________        (______)_______________________
  State           Zip                        Daytime Phone Number

Occupation:________________________Employer:____________________________

Employer's Address:_____________________________________________________
                   Street Address:               City  State  Zip

Citizen or resident of: ___ U.S. ___ Other Check here ___ if you are a non-U.S. Citizen or resident and not subject to back-up withholding
(See  certification in Step 4, Section B, below.)


C. INVESTMENT DEALER OR BROKER:
(Important - to be completed by Dealer or Broker)

______________________________      ____________________________________
Dealer Name                           Branch Number
______________________________      ____________________________________
Street Address                        Rep. Number/Name
______________________________      (_________)_________________________
  City          State    Zip         Area Code        Telephone


STEP 2 PURCHASES OF SHARES
A. INITIAL INVESTMENT

(Indicate Class of Shares)
__  Class A Shares (Front-Payment Class)
__  Class C Shares (Level-Payment Class)

Indicate Method of Payment (For either method, make check payment to NARRAGANSETT INSURED TAX-FREE INCOME FUND)

__ Initial Investment $______________ (Minimum $1,000)
__ Automatic Investment $______________ (Minimum $50)

For Automatic Investments of at least $50 per month, you must complete Step 3, Section A, Step 4, Sections A & B and attached a PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK.

IF NO SHARE CLASS IS MARKED, INVESTMENT WILL AUTOMATICALLY BE MADE IN CLASS A SHARES.


B. DISTRIBUTIONS

All income dividends and capital gains distributions are automatically reinvested in additional shares at Net Asset Value unless otherwise indicated below.

Dividends are to be: ___ Reinvested  ___ Paid in cash*

Capital Gains Distributions are to be: ___ Reinvested  ___ Paid in cash*

    * For cash dividends, please choose one of the following options:

___ Deposit directly into my/our Financial Institution account.
    ATTACHED IS A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK showing the Financial Institution account where I/we would like you to deposit the dividend. (A Financial Institution is a commercial bank, savings bank or credit union.)

___ Mail check to my/our address listed in Step 1B.


STEP 3
SPECIAL FEATURES

A. AUTOMATIC INVESTMENT PROGRAM
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to have amounts automatically drawn on your Financial Institution account and invested in your Narragansett Insured Tax-Free Income Fund account. To establish this program, please complete Step 4, Sections A & B of this Application.

I/We wish to make regular monthly investments of $ _________________ (minimum $50) on the ___ 1st day or ___ 16th day of the month (or on the first business day after that date).

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)


B. TELEPHONE INVESTMENT
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to add to your account (minimum $50 and maximum $50,000) at any time you wish by simply calling the Fund toll-free at 1-800-637-4633. To establish this program, please complete Step 4, Sections A & B of this Application.

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)


C. LETTER OF INTENT

APPLICABLE TO CLASS A SHARES ONLY.
See Terms of Letter of Intent and Escrow at the end of this application.
___ Yes ___ No

    I/We intend to invest in Class A Shares of the Fund during the 13-month period from the date of my/our first purchase pursuant to this Letter (which purchase cannot be more than 90 days prior to the date of this Letter), an aggregate amount (excluding any reinvestment of dividends or distributions) of at least $25,000 which, together with my/our present holdings of Fund shares (at public offering price on date of this Letter), will equal or exceed the minimum amount checked below:

___ $25,000       ___ $50,000         ___ $100,000       ___ $250,000
___ $500,000

D. AUTOMATIC WITHDRAWAL PLAN

APPLICABLE TO CLASS A SHARES ONLY.
(Minimum investment $5,000)

Application must be received in good order at least 2 weeks prior to 1st actual liquidation date.
(Check appropriate box)
___ Yes ___ No

    Please establish an Automatic Withdrawal Plan for this account, subject to the terms of the Automatic Withdrawal Plan Provisions set forth below. To realize the amount stated below, PFPC Inc.
(the "Agent") is authorized to redeem sufficient shares from this account at the then current Net Asset Value, in accordance with the terms below:

Dollar Amount of each withdrawal $ ______________beginning______________
                                   Minimum: $50             Month/Year
         Payments to be made: ___ Monthly or ___ Quarterly

    Checks should be made payable as indicated below. If check is payable to a Financial Institution for your account, indicate Financial
Institution name, address and your account number.

________________________________________     ___________________________
First Name   Middle Initial   Last Name      Financial Institution Name
_______________________________     ____________________________________
Street                              Financial Institution Street Address
_______________________________     ____________________________________
City              State    Zip      City                  State     Zip

                                    ____________________________________
                                    Financial Institution Account Number


E. TELEPHONE EXCHANGE
(Check appropriate box)
___ Yes ___ No

This option allows you to effect exchanges among accounts in your name within the Aquilasm Group of Funds by telephone.

    The Agent is authorized to accept and act upon my/our or any other person's telephone instructions to execute the exchange of shares of one Aquila-sponsored fund for shares of another Aquila-sponsored fund with identical shareholder registration in the manner described in the Prospectus. Except for gross negligence in acting upon such telephone instructions to execute an exchange, and subject to the conditions set forth herein, I/we understand and agree to hold harmless the Agent, each of the Aquila Funds, and their respective officers, directors, trustees, employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorney's fees, resulting from acceptance of, or acting or failure to act upon, this Authorization.


F. EXPEDITED REDEMPTION
(Check appropriate box)
___ Yes ___ No

The proceeds will be deposited to your Financial Institution account listed.

    Cash proceeds in any amount from the redemption of shares will be mailed or wired, whenever possible, upon request, if in an amount of $1,000 or more to my/our account at a Financial Institution. The Financial Institution account must be in the same name(s) as this Fund account is registered.

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK).

_______________________________   _____________________________________
  Account Registration            Financial Institution Account Number
_______________________________   _____________________________________
  Financial Institution Name      Financial Institution Transit/Routing
                                                                 Number
_______________________________   _____________________________________
  Street                            City                State     Zip


STEP 4 Section A
DEPOSITOR'S AUTHORIZATION TO HONOR DEBITS

IF YOU SELECTED AUTOMATIC INVESTMENT OR TELEPHONE INVESTMENT
YOU MUST ALSO COMPLETE STEP 4, SECTIONS A & B.

I/We authorize the Financial Institution listed below to charge to my/our account any drafts or debits drawn on my/our account initiated by the Agent, PFPC Inc., and to pay such sums in accordance therewith, provided my/our account has sufficient funds to cover such drafts or debits. I/We further agree that your treatment of such orders will be the same as if I/we personally signed or initiated the drafts or debits.

I/We understand that this authority will remain in effect until you receive my/our written instructions to cancel this service. I/We also agree that if any such drafts or debits are dishonored, for any reason, you shall have no liabilities.

Financial Institution Account Number __________________________________

Name and Address where my/our account is maintained
Name of Financial Institution__________________________________________

Street Address_________________________________________________________

City_______________________________State _________________ Zip ________

Name(s) and Signature(s) of Depositor(s) as they appear where account is registered
_________________________________________________
        (Please Print)
X________________________________________________  ____________________
        (Signature)                                    (Date)
_________________________________________________
        (Please Print)
X________________________________________________  ____________________
        (Signature)                                    (Date)


                            INDEMNIFICATION AGREEMENT

To: Financial Institution Named Above

So that you may comply with your depositor's request, Aquila Distributors, Inc. (the "Distributor") agrees:

1 Electronic Funds Transfer debit and credit items transmitted pursuant to the above authorization shall be subject to the provisions of the Operating Rules of the National Automated Clearing House Association.

2 To indemnify and hold you harmless from any loss you may suffer in connection with the execution and issuance of any electronic debit in the normal course of business initiated by the Agent (except any loss due to your payment of any amount drawn against insufficient or uncollected funds), provided that you promptly notify us in writing of any claim against you with respect to the same, and further provided that you will not settle or pay or agree to settle or pay any such claim without the written permission of the Distributor.

3 To indemnify you for any loss including your reasonable costs and expenses in the event that you dishonor, with or without cause, any such electronic debit.


STEP 4 Section B
SHAREHOLDER AUTHORIZATION/SIGNATURE(S) REQUIRED

- The undersigned warrants that he/she has full authority and is of legal age to purchase shares of the Fund and has received and read a current Prospectus of the Fund and agrees to its terms.

- I/We authorize the Fund and its agents to act upon these instructions for the features that have been checked.

- I/We acknowledge that in connection with an Automatic Investment or Telephone Investment, if my/our account at the Financial Institution has insufficient funds, the Fund and its agents may cancel the purchase transaction and are authorized to liquidate other shares or fractions thereof held in my/our Fund account to make up any deficiency resulting from any decline in the net asset value of shares so purchased and any dividends paid on those shares. I/We authorize the Fund and its agents to correct any transfer error by a debit or credit to my/our Financial Institution account and/or Fund account and to charge the account for any related charges. I/We acknowledge that shares purchased either through Automatic Investment or Telephone Investment are subject to applicable sales charges.

- The Fund, the Agent and the Distributor and their Trustees, directors, employees and agents will not be liable for acting upon instructions believed to be genuine, and will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name and number; name(s) and social security number registered to the account and personal identification; the Agent may also record calls. Shareholders should verify the accuracy of confirmation statements immediately upon receipt. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) Number is shown above certifies (i) that Number is my correct taxpayer identification number and (ii) currently I am not under IRS notification that I am subject to backup withholding (line out (ii) if under notification). If no such Number is shown, the undersigned further certifies, under penalties of perjury, that either (a) no such Number has been issued, and a Number has been or will soon be applied for; if a Number is not provided to you within sixty days, the undersigned understands that all payments (including liquidations) are subject to 31% withholding under federal tax law, until a Number is provided and the undersigned may be subject to a $50 I.R.S. penalty;
   or (b) that the undersigned is not a citizen or resident of the U.S.; and either does not expect to be in the U.S. for 183 days during each calendar year and does not conduct a business in the U.S. which would receive any gain from the Fund, or is exempt under an income tax treaty.

NOTE: ALL REGISTERED OWNERS OF THE ACCOUNT MUST SIGN BELOW. FOR A TRUST, ALL TRUSTEES MUST SIGN.*

__________________________     __________________________     _________
 Individual (or Custodian)      Joint Registrant, if any          Date
__________________________     __________________________     _________
Corporate Officer, Partner,    Title                             Date
Trustee, etc.

* For Trusts, Corporations or Associations, this form must be accompanied by proof of authority to sign, such as a certified copy of the corporate resolution or a certificate of incumbency under the trust instrument.


SPECIAL INFORMATION

- Certain features (Automatic Investment, Telephone Investment, Expedited Redemption and Direct Deposit of Dividends) are effective 15 days after this form is received in good order by the Fund's Agent.

- You may cancel any feature at any time, effective 3 days after the Agent receives written notice from you.


- Either the Fund or the Agent may cancel any feature, without prior notice, if in its judgment your use of any feature involves unusual effort or difficulty in the administration of your account.

- The Fund reserves the right to alter, amend or terminate any or all features or to charge a service fee upon 30 days written notice to shareholders except if additional notice is specifically required by the terms of the Prospectus.


BANKING INFORMATION

- If your Financial Institution account changes, you must complete a Ready Access Features Form which may be obtained from Aquila Distributors at 1-800-453-6864 and send it to the Agent together with a "voided" check or pre-printed deposit slip from the new account. The new Financial Institution change is effective in 15 days after this form is received in good order by the Fund's Agent.


TERMS OF LETTER OF INTENT AND ESCROW

     By checking Box 3c and signing the Application, the investor is entitled to make each purchase at the public offering price applicable to a single transaction of the dollar amount checked above, and agrees to be bound by the terms and conditions applicable to Letters of Intent appearing below.

     The investor is making no commitment to purchase shares, but if the investor's purchases within thirteen months from the date of the investor's first purchase do not aggregate $25,000, or, if such purchases added to the investor's present holdings do not aggregate the minimum amount specified above, the investor will pay the increased amount of sales charge prescribed in the terms of escrow below.

     The commission to the dealer or broker, if any, named herein shall be at the rate applicable to the minimum amount of the investor's specified intended purchases checked above. If the investor's actual purchases do not reach this minimum amount, the commissions previously paid to the dealer will be adjusted to the rate applicable to the investor's total purchases. If the investor's purchases exceed the dollar amount of the investor's intended purchases and pass the next commission break-point, the investor shall receive the lower sales charge, provided that the dealer returns to the Distributor the excess of commissions previously allowed or paid to him over that which would be applicable to the amount of the investor's total purchases.

     The investor's dealer or broker shall refer to this Letter of Intent in placing any future purchase orders for the investor while this Letter is in effect.

      The escrow shall operate as follows:

1. Out of the initial purchase (or subsequent purchases if necessary), 3% of the dollar amount specified in the Letter of Intent (computed to the nearest full share) shall be held in escrow in shares of the Fund by the Agent. All dividends and any capital distributions on the escrowed shares will be credited to the investor's account.

2. If the total minimum investment specified under the Letter is completed within a thirteen-month period, the escrowed shares will be promptly released to the investor. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

3. If the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. If such difference in sales charges is not paid within twenty days after receipt of a request from the Distributor or the dealer, the Distributor will, within sixty days after the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full shares and any cash proceeds for a fractional share remaining after such redemption will be released to the investor. The escrow of shares will not be released until any additional sales charge due has been paid as stated in this section.

4. By checking Box 3c and signing the Application, the investor irrevocably constitutes and appoints the Agent or the Distributor as his attorney to surrender for redemption any or all escrowed shares on the books of the Fund.


AUTOMATIC WITHDRAWAL PLAN PROVISIONS

By requesting an Automatic Withdrawal Plan, the applicant agrees to the terms and conditions applicable to such plans, as stated below.

1. The Agent will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization.

2. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Agent will credit all such shares to the Planholder on the records of the Fund. Any share certificates now held by the Planholder may be surrendered unendorsed to the Agent with the application so that the shares represented by the certificate may be held under the Plan.

3. Dividends and distributions will be reinvested in shares of the Fund at Net Asset Value without a sales charge.

4. Redemptions of shares in connection with disbursement payments will be made at the Net Asset Value per share in effect at the close of business on the last business day of the month or quarter.

5. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed, at any time, by the Planholder on written notification to the Agent. The Planholder should allow at least two weeks time in mailing such notification before the requested change can be put in effect.

6. The Planholder may, at any time, instruct the Agent by written notice (in proper form in accordance with the requirements of the then current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In such case the Agent will redeem the number of shares requested at the Net Asset Value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

7. The Plan may, at any time, be terminated by the Planholder on written notice to the Agent, or by the Agent upon receiving directions to that effect from the Fund. The Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Agent or the Fund, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

8. The Agent shall incur no liability to the Planholder for any action taken or omitted by the Agent in good faith.

9. In the event that the Agent shall cease to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

10.Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made.
   Accordingly, a Planholder may not maintain this Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

MANAGER AND FOUNDER
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017

INVESTMENT SUB-ADVISER
Citizens Bank of Rhode Island
One Citizens Plaza
Providence, Rhode Island 02903

BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Vernon R. Alden
Paul Y. Clinton
David A. Duffy
William J. Nightingale
J. William Weeks

OFFICERS
Lacy B. Herrmann, President
Stephen J. Caridi, Vice President
Diana P. Herrmann, Vice President
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
Bank One Trust Company, N.A.
100 East Broad Street
Columbus, Ohio 43271

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
345 Park Avenue
New York, New York 10154

COUNSEL
Hollyer Brady Smith Troxell
  Barrett Rockett Hines & Mone LLP
551 Fifth Avenue
New York, New York 10176


TABLE OF CONTENTS
Highlights.......................................2
Table of Expenses................................5
Financial Highlights.............................7
Introduction.....................................8
Investment Of The Fund's Assets..................8
Investment Restrictions.........................14
Net Asset Value Per Share.......................14
Alternative Purchase Plans......................15
How To Invest In The Fund.......................17
How To Redeem Your Investment...................25
Automatic Withdrawal Plan.......................29
Management Arrangements.........................29
Dividend And Tax Information....................34
Exchange Privilege..............................38
General Information.............................40
Application and Letter of Intent



AQUILA
[LOGO]
Narragansett
[LOGO]
Insured Tax-Free Income Fund

PROSPECTUS

One Of The
Aquilasm Group Of Funds

                             Aquila
            Narragansett Insured Tax-Free Income Fund

                       380 Madison Avenue
                           Suite 2300
                    New York, New York 10017
                          800-453-6864
                          212-697-6666

Prospectus
Class Y Shares
Class I Shares                               October 30, 1998

The Fund is a mutual fund whose objective is to seek to provide a high level of preservation for investors' capital and consistency in the payment of current income which is exempt from both State of Rhode Island personal income taxes and regular Federal income taxes.

        To achieve this objective, the Fund will invest primarily in tax-free municipal obligations which are insured by nationally recognized insurers of municipal obligations.

        Municipal obligations which are so insured generally carry the highest credit rating (Aaa or AAA) assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation. The Fund's goal, which is not assured, is to have 100% of the Fund's assets invested in insured obligations. If any uninsured obligations are purchased by the Fund, they must either be rated within the four highest credit ratings, which are considered as "investment grade," or, if unrated, be determined to be of comparable quality by the Fund's investment sub-adviser, Citizens Bank of Rhode Island.

        This Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information about the Fund dated October 30, 1998 (the "Additional Statement") has been filed with the Securities and Exchange Commission and is available without charge upon written request to the Fund's Shareholder Servicing Agent, at the address given below, or by calling the telephone number(s) given below. The Additional Statement contains information about the Fund and its management not included in this Prospectus. The Additional Statement is incorporated by reference in its entirety in this Prospectus. Only when you have read both this Prospectus and the Additional Statement are all material facts about the Fund available to you.

        Insurance covers timely payment of principal and interest when due on individually insured securities in the Fund's investment portfolio. Insurance does not, however, insure against fluctuations in the value of the Fund's shares and dividend rates, which are not fixed and will vary with prevailing interest rates and economic and market factors.

        SHARES OF THE FUND ARE NOT DEPOSITS IN, OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY CITIZENS BANK OF RHODE ISLAND (THE "SUB-ADVISER"), CITIZENS FINANCIAL GROUP, INC., ITS BANK OR NON-BANK AFFILIATES OR BY ANY OTHER BANK. SHARES OF THE FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY OR GOVERNMENT SPONSORED AGENCY OF THE FEDERAL GOVERNMENT OR ANY STATE.

        AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS,
INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

For Purchase, Redemption or Account inquiries contact the Fund's
Shareholder Servicing Agent:

       PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809
                 Call 800-637-4633 toll free

           For General Inquiries & Yield Information,
           Call 800-453-6864 toll free or 212-697-6666
                  In Rhode Island: 401-453-6864

This Prospectus Should Be Read and Retained For Future Reference

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           HIGHLIGHTS

        Narragansett Insured Tax-Free Income Fund, founded by Aquila Management Corporation in 1992 and one of the Aquila Group of Funds, is an open-end, non-diversified management investment company (a "mutual fund") which invests in tax-free municipal bonds and notes, the kind of obligations issued by the State of Rhode Island and its various local authorities to finance such long-term projects as schools, roads, hospitals, and water facilities throughout Rhode Island or to finance short-term needs. (See "Introduction.")

     Insured Obligations - The Fund's investments will be primarily municipal obligations which are insured as to the timely payment of principal and interest when due by nationally recognized insurers of such obligations. The goal of the Fund, which is not assured, is to have 100% of the Fund's assets so invested. While individual portfolio securities of the Fund will be so insured, the Fund's share value and dividend rate are not fixed or insured and will fluctuate with prevailing interest rates and other economic and market factors. (See "Factors Which May Affect the Value of the Fund's Investments and Their Yields.")

        Investment Grade - Other than insured municipal obligations which are rated Aaa or AAA, the Fund will acquire only those municipal obligations which, at the time of purchase, are within the four highest credit ratings assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation, or are determined by the Sub-Adviser to be of comparable quality. In general there are nine separate credit ratings, ranging from the highest to the lowest credit ratings for municipal obligations. Obligations within the top four ratings are considered "investment grade," but those in the fourth rating may have speculative characteristics as well. (See "Investment of the Fund's Assets.")

     Tax-Free Income - The municipal obligations in which the Fund invests pay interest which is exempt from both State of Rhode Island personal income taxes and regular Federal income taxes. Dividends paid by the Fund from this income are likewise free of both such taxes. It is, however, possible that in certain circumstances, a small portion of the dividends paid by the Fund will be subject to income taxes. In addition, the Federal alternative minimum tax may apply to some investors; however, not more than 20% of the Fund's net assets can be invested in obligations paying interest which is subject to this tax. The receipt of exempt-interest dividends from the Fund may result in some portion of social security payments or railroad retirement benefits being included in taxable income. Capital gains distributions, if any, are taxable. (See "Dividend and Tax Information.")

     Alternative Purchase Plans - The Fund provides alternative ways to invest. (See "How to Invest in the Fund.") For this purpose the Fund offers classes of shares, which differ in their expense levels and sales charges. This prospectus offers:

     Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee. (See "How to Purchase Class Y Shares.")

     Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. (the "Distributor") has entered into sales agreements, and are not offered directly to retail customers. Class I Shares are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares, currently
     0.10 of 1% of such net assets, and a services fee of 0.25 of 1% of such assets. (See "How to Purchase Class I Shares.")

        The Fund's other classes of shares, Front-Payment Class
Shares ("Class A Shares") and Level-Payment Class Shares ("Class
C Shares"), are not offered by this Prospectus. (See "General
Information - Description of the Fund and Its Shares.")

        At the date of the Prospectus, Class Y Shares and Class I Shares are only offered for sale in certain states. (See "How to Invest in the Fund.") If Class Y Shares or Class I Shares of the Fund are sold outside those states, except to certain institutional investors, the Fund can redeem them. If your state of residence is not Rhode Island, dividends from the Fund may be subject to income taxes of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of the Fund.

        Initial Investment - You may open your account for Class Y Shares with any purchase of $1,000 or more. (See the Application, which is in the back of the Prospectus.) Class I Shares are sold only through financial intermediaries, which may have their own minimum investment requirement. (See "How to Invest in the Fund.")

     Additional Investments - You may make additional investments in Class Y Shares at any time and in any amount, directly or, if in an amount of $50 or more, through the convenience of having your investment electronically transferred from your financial institution account into the Fund by Automatic Investment or Telephone Investment. Additional investments in Class I Shares can be made only through financial intermediaries, which may have their own requirements for subsequent investments. (See "How to Invest in the Fund.")

     Monthly Income - Dividends are declared daily and paid monthly. At your choice, dividends on Class Y Shares are paid by check mailed to you, directly deposited into your financial institution account or automatically reinvested without sales charge in additional Class Y Shares at the then-current net asset value. All arrangements for the payment of dividends with respect to Class I Shares, including reinvestment of dividends, must be made through financial intermediaries. (See "Dividend and Tax Information.")

     Redemptions - Liquidity - You may redeem any amount of your Class Y Shares account on any business day at the next determined net asset value by telephone, FAX or mail request, with proceeds being sent to a predesignated financial institution, if you have elected Expedited Redemption. Proceeds will be wired or transferred through the facilities of the Automated Clearing House, wherever possible, upon request, if in an amount of $1,000 or more, or will be mailed. For these and other redemption procedures see "How to Redeem Your Investment." All arrangements for redemptions of Class I Shares must be made through financial intermediaries. The Fund does not impose redemption fees for redemption of Class Y Shares or Class I Shares. However, financial intermediaries may charge a fee for effecting redemptions.

        Local Investment Management and Fee Arrangements - Citizens Bank of Rhode Island serves as the Fund's investment Sub-Adviser, providing experienced local professional management. The Fund pays fees at a rate of up to 0.50 of 1% of average annual net assets to its Manager which pays fees at the annual rate of 0.23 of 1% of such net assets to the Sub-Adviser, although some or all of these fees may be waived temporarily. (See "Table of Expenses" and "Management Arrangements.")

     Many Different Issues - Even a small investment in the Fund allows you to have the advantages of a portfolio which consists of over 110 issues with different maturities. (See "Investment of the Fund's Assets.")

     Certain Stabilizing Measures - To attempt to protect against declines in the value of its investments and other market risks, the Fund will employ such traditional measures as varying maturities, upgrading credit standards for portfolio purchases of other than insured issues, broadening diversification and increasing its position in cash.

        Exchanges - You may exchange Class Y Shares of the Fund into Class Y Shares of other Aquila-sponsored tax-free municipal bond funds or Aquila-sponsored equity funds. You may also exchange them into shares of the Aquila-sponsored money market funds. Similar exchangability is available to Class I Shares to the extent that other Aquila-sponsored funds are made available to its customers by a financial intermediary. The exchange prices will be the respective net asset values of the shares. (See "Exchange Privilege.")

     Risks and Special Considerations - The share price, determined on each business day, varies with the market prices of the Fund's portfolio securities, which fluctuate with market conditions, including prevailing interest rates. Accordingly, the proceeds of redemptions may be more or less than your original cost. (See "Factors Which May Affect the Value of the Fund's Investments and Their Yields.") The Fund's assets, being primarily or entirely Rhode Island issues, are subject to economic and other conditions affecting Rhode Island. (See "Risk Factors and Special Considerations Regarding Investment in Rhode Island Obligations.") Moreover, the Fund is classified as a "non-diversified" investment company, because it may choose to invest in the obligations of a relatively limited number of issuers. (See "Investment of the Fund's Assets.")

     Statements and Reports - You will receive statements of your Class Y Shares account monthly as well as each time you add to your account or take money out. Financial intermediaries provide their own statements of Class I Shares accounts. Additionally, you will receive a Semi-Annual Report and an audited Annual Report.


                   NARRAGANSETT INSURED TAX-FREE INCOME FUND
                               TABLE OF EXPENSES

                                                          Class I   Class Y
Shareholder Transaction Expenses                          Shares    Shares
  Maximum Sales Charge Imposed on Purchases..............  None     None
  (as a percentage of offering price)
  Maximum Sales Charge Imposed on Reinvested Dividends ..  None     None
  Maximum Deferred Sales Charge .........................  None     None
  Redemption Fees .......................................  None     None
  Exchange Fee ..........................................  None     None

Annual Fund Operating Expenses (1)(2)
(as a percentage of average net assets)
  Management Fee After Waiver (3)........................  0.05%    0.05%
  12b-1 Fee .............................................  0.10%    None
  All Other Expenses After Expense Reimbursement ........  0.40%    0.21%
  Total Fund Operating Expenses After Expense
    Reimbursement and Fee Waivers .......................  0.55%    0.26%

Example (4)
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                     1 Year       3 Years       5 Years       10 Years
Class I Shares.....    $6          $18            $31            $69
Class Y Shares.....    $3          $8             $15            $33

(1) Estimated based upon actual expenses incurred by the Fund's Class Y Shares during its most recent fiscal year and known expense adjustments for the current year.

(2) At present fees are being partially waived by the Manager and Sub-Adviser. It is anticipated that once the asset size of the Fund reaches approximately $100 million, these waivers may no longer be necessary. Also, operating expenses are being subsidized through reimbursement by the Manager. This subsidy is being phased out progressively so that the Fund will bear its own expenses, other than management fees, once its asset size reaches approximately $100 million. The undertakings of the Manager and the Sub-Adviser as to fee waivers and the practices of the Manager as to expense reimbursement may operate to reduce the fees and expenses of the Fund in order for the Fund to maintain a competitive yield. (See "Management Arrangements.") Other Expenses do not reflect a 0.01% expense offset in Custodian fees received for uninvested cash balances. Without fee waivers and expense reimbursement, and including the offset in Custodian fees, expenses would have been incurred at the following annual rates: for Class I Shares, management fee, 0.50%; 12b-1 fee, 0.10% (up to 0.25% can be authorized; see "Distribution Plan"); other expenses, 0.64%, for total operating expenses of 1.24%;
for Class Y Shares, management fee, 0.50%; other expenses, 0.45%, for total operating expenses of 0.95%.

(3) The Fund pays the Manager an advisory fee at the annual rate of
0.50 of 1% of average annual net assets of which 0.45 of 1% is currently being waived; the Manager pays the Sub-Advisor a sub-advisory fee at the annual rate of 0.23 of 1% of average annual net assets of which 0.18 of 1% is currently being waived.
(See "Management Arrangements.")

(4) The expense example is based upon the annual Fund operating expenses. It is also based upon amounts at the beginning of each year which includes the prior year's assumed results. A year's results consist of an assumed 5% annual return less total annual operating expenses; the expense ratio was applied to an assumed average balance (the year's starting investment plus one-half the year's results). Each figure represents the cumulative expenses so determined for the period specified.



     THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE SECURITIES AND EXCHANGE COMMISSION SPECIFIES THAT ALL MUTUAL FUNDS USE THE 5% ANNUAL RATE OF RETURN FOR PURPOSES OF PREPARING THE ABOVE EXAMPLE. THE ASSUMED 5% ANNUAL RETURN SHOULD
NOT BE INTERPRETED AS A PREDICTION OF AN ACTUAL RETURN, WHICH MAY BE HIGHER OR LOWER.

     The purpose of the above table is to assist the investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The above table should not be considered as a commitment or prediction that any fees, or that any particular portion of fees, will be waived, or that any particular expenses will be reimbursed. (See "Management Arrangements" for a more complete description of the management and sub-advisory fees.)



The table shown below for Class A Shares is for information purposes only. Class A Shares are not offered by this Prospectus. No historical information exists for Class I Shares which were established on October 31, 1997 as there have been no I Shares sales.

                 NARRAGANSETT INSURED TAX-FREE INCOME FUND
                             FINANCIAL HIGHLIGHTS
                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

     The following table of Financial Highlights has been audited by KPMG
Peat Marwick LLP, independent auditors, whose report thereon is included with the Fund's financial statements contained in its Annual Report, which are incorporated by reference into the Additional Statement.
The information provided in the table should be read in conjunction with the financial statements and related notes. The Fund's Annual Report contains additional information about the Fund's performance and is available upon request without charge, by calling or writing the Fund's Shareholder Servicing Agent at the address and telephone numbers on the cover of the Prospectus.


                                                       Class Y(2)
                              Class A(1)         Year     Year    Period(3)
                           Year Ended June 30,   Ended    Ended   Ended

                          1998    1997    1996  6/30/98  6/30/97  6/30/96
Net Asset Value,
  Beginning of Period....$10.18   $9.93   $9.80  $10.19  $9.93   $9.94
Income from Investment
  Operations:
  Net investment
   income ...............  0.50    0.51    0.52    0.59    0.09   0.59
  Net gain (loss) on
    securities (both
    realized and
    unrealized) .........  0.30    0.26    0.13    0.29    0.26  (0.01)
  Total from Investment
    Operations ..........  0.80    0.77    0.65    0.88    0.82   0.08
Less Distributions:
  Dividends from net
    investment income ... (0.51)  (0.52)  (0.52)  (0.60)  (0.59)  (0.09)
  Distributions from
    capital gains .......   -       -       -       -       -       -
  Total Distributions ... (0.51)  (0.52)  (0.52)  (0.60)  (0.59)  (0.09)

Net Asset Value, End of
  Period................. $10.47 $10.18   $9.93   $10.47  $10.19  $9.93
Total Return (not
  reflecting sales
  charge) (%)............   8.02   7.97    6.72     8.80    8.48   0.80+
Ratios/Supplemental Data
  Net Assets, End of Period
    ($ thousands) .......  52,006  42,540  37,988   17      0.1    0.1
  Ratio of Expenses to
    Average Net
    Assets (%)...........   0.27   0.21    0.14    0.27    0.06    0.14+
  Ratio of Net Investment
    Income to Average Net
    Assets (%)...........   4.84   5.07    5.19    4.67    5.22    0.89+
  Portfolio Turnover
    Rate (%).............   0.02   5.29    0       0.02    5.29    0

Net investment income per share and the ratios of income and expenses to average net assets without the Manager's and Sub-Adviser's voluntary waiver of fees, the Manager's voluntary expense reimbursement and the expense offset in custodian fees for uninvested cash balances would have been:

Net Investment
  Income ($)............. 0.41    0.41    0.42    0.46    0.55    0.08
Ratio of Expenses to
  Average Net
  Assets (%)............. 1.31    1.25    1.17    0.84    1.10    0.15+
Ratio of Net Investment
  Income to Average Net
  Assets (%)............. 3.98    4.03    4.16    4.10    4.18    0.77+



         Class A(1)
     Year Ended June 30,
     1995         1994
     $9.44       $10.07
      0.54         0.53
      0.36        (0.63)
      0.90        (0.10)
     (0.54)       (0.53)
       -            -
     (0.54)       (0.53)
     $9.80        $9.44
      9.82        (1.11)
     34,373       31,660
      0.06         0.02
      5.63         5.30
       0            0
      0.43         0.40
      1.19         1.32
      4.50         4.00


(1) Designated as Class A Shares on May 1, 1996.

(2) New Class of Shares established on May 1, 1996.

(3) From May 1, 1996 to June 30, 1996.

+ Not annualized.


                          INTRODUCTION

     The Fund's shares are designed to be a suitable investment for investors who seek a high level of preservation for the principal of their investment and consistency in the payment of income which is exempt from regular State of Rhode Island personal income taxes and regular Federal income taxes.

     You may invest in shares of the Fund as an alternative to direct investments in Rhode Island Obligations, as defined below, which may include obligations of certain non-Rhode Island issuers. The Fund offers you the opportunity to keep assets fully invested in a vehicle that provides a professionally managed portfolio of Rhode Island Obligations which may, but not necessarily will, be more diversified, higher yielding or more stable and more liquid than you might be able to obtain on an individual basis by direct purchase of Rhode Island Obligations.

     Through the convenience of a single security consisting of shares of the Fund, you are also relieved of the inconvenience associated with direct investments of fixed denominations, including the selecting, purchasing, handling, monitoring call provisions and safekeeping of Rhode Island Obligations.

        Rhode Island Obligations are a type of municipal obligation. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The two principal classifications of municipal obligations are "notes" and "bonds." Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less while municipal bonds have extended maturities. Municipal notes include: project notes, which sometimes carry a U.S. Government guarantee; tax anticipation notes; revenue anticipation notes; bond anticipation notes; construction loan notes; and floating and variable rate demand notes. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment. The purposes for which municipal obligations, such as bonds, are issued include the construction of a wide range of public facilities such as highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the obtaining of funds to lend to other public institutions and facilities.

                 INVESTMENT OF THE FUND'S ASSETS

     The Fund's objective is to seek a high level of preservation for investor's capital and consistency in the payment of current income which is exempt from both State of Rhode Island personal income taxes and regular Federal income taxes. There is no assurance, however, that the Fund will achieve its objective, which is a fundamental policy of the Fund. (See "Investment Restrictions" for a description of the Fund's fundamental policies.) In seeking its objective, the Fund will invest primarily in Rhode Island Obligations (as defined below) which are insured by nationally recognized insurers of municipal obligations as to the timely payment of principal and interest when due. The value of the Fund's shares will tend to fluctuate with prevailing interest rates and economic and market factors.

     As used in the Prospectus and the Additional Statement, the term "Rhode Island Obligations" means obligations, including those of certain non-Rhode Island issuers, of any maturity which pay interest which, in the opinion of bond counsel or other appropriate counsel, is exempt from Rhode Island personal income taxes and regular Federal income taxes. Although exempt from regular Federal income tax, interest paid on certain types of Rhode Island Obligations, and dividends which the Fund might pay from this interest, are preference items as to the Federal alternative minimum tax ("AMT"); for further information, see "Dividend and Tax Information." As a fundamental policy, at least 80% of the Fund's net assets will be invested in Rhode Island Obligations the income paid upon which will not be subject to the AMT; accordingly, the Fund can invest up to 20% of its net assets in obligations which are subject to the AMT. The Fund may refrain entirely from purchasing Rhode Island Obligations subject to AMT.

        The non-Rhode Island bonds or other obligations, the interest on which is exempt under present law from State of Rhode Island personal income taxes and regular Federal income taxes, are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. The Fund will not purchase Rhode Island Obligations of non-Rhode Island issuers unless Rhode Island Obligations of Rhode Island issuers of the desired quality, maturity and interest rate are not available. As a Rhode Island-oriented fund, it is a fundamental policy that at least 65% of the Fund's total assets will be invested in Rhode Island Obligations of Rhode Island issuers.

Insurance Feature

     The purpose of having insurance on investments in Rhode
Island Obligations in the Fund's portfolio is to reduce financial risk for investors in the Fund.

     Insurance as to the timely payment of principal and interest when due for Rhode Island Obligations is acquired as follows:

     (i) obtained by the issuer of the Rhode Island Obligations at the time of original issue of the obligations, known as "New
Issue Insurance," or

     (ii) purchased by the Fund or a previous owner with respect to specific Rhode Island Obligations, termed "Secondary Market
Insurance."

     The insurance of principal under these types of insurance policies refers to the payment of the face or par value of the Rhode Island Obligation when due. Insurance is not affected by nor does it insure the market price paid by the Fund for the obligation. The market value of obligations in the Fund will, from time to time, be affected by various factors, including the general movement of interest rates. The value of the Fund's shares is not insured.

     In order to reduce financial risk to the Fund's investors as much as practical, it is a goal of the Fund, which is not assured, that 100% of the Fund's assets will be invested in insured Rhode Island Obligations. However, if the Board of Trustees determines that there is an inadequate supply in the marketplace of Rhode Island Obligations covered by New Issue Insurance and that appropriate Secondary Market Insurance cannot be obtained for other Rhode Island Obligations on terms that are financially advantageous to the Fund as a result of market conditions or other factors, then the Fund may invest in Rhode Island Obligations that are not insured. As a fundamental policy, 65% of the Fund's total net assets will be invested in Rhode Island Obligations which are insured.

     New Issue Insurance is obtained by the issuer of the Rhode Island Obligations and all premiums respecting such securities are paid in advance by such issuer. Such policies are noncancelable and continue in force so long as the Rhode Island Obligations are outstanding and the insurer remains in business.

     The Fund may also purchase Secondary Market Insurance on any Rhode Island Obligation purchased by the Fund. By purchasing Secondary Market Insurance, the Fund will obtain, upon payment of a single premium, insurance against nonpayment of scheduled principal and interest for the remaining term of the Rhode Island Obligation, regardless of whether the Fund then owns such security. Such insurance coverage is noncancelable and continues in force so long as the security so insured is outstanding and the insurer remains in business. The purposes of acquiring Secondary Market Insurance are to insure timely payment of principal and interest when due and to enable the Fund to sell a Rhode Island Obligation to a third party as a high-rated insured Rhode Island Obligation at a market price greater than what otherwise might be obtainable if the security were sold without the insurance coverage. There is no assurance that such insurance can be obtained at rates that would make its purchase advantageous to the Fund.

     New Issue Insurance and Secondary Market Insurance will be obtained from some or all of the following: Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("Financial Guaranty") and AMBAC Indemnity Corporation ("AMBAC Indemnity"). (See the Additional Statement for information about these companies.) The Fund may also purchase insurance from, or Rhode Island Obligations insured by, other insurers. However, the Fund will seek to ensure that any insurer used will itself have a Aaa or AAA rating.

     Further information concerning the insurance feature appears in the Additional Statement.

Risk Factors and Special Investment Considerations Regarding the
Insurance Feature

     While the insurance feature is intended to reduce financial risk, in some instances there is a cost to be borne by the Fund for such a feature. In general, the insurance premium cost of New
Issue Insurance is borne by the issuer.

     Secondary Market Insurance, if purchased by the Fund, involves payment of a single premium, the cost of which is added to the cost basis of the price of the security. It is not considered an item of expense of the Fund, but rather an addition to the price of the security. Upon sale of a security so insured, the excess, if any, of the security's market value as an "Aaa" or "AAA" rated security over its market value without such rating, including the cost of the single premium for Secondary Market Insurance, would inure to the Fund in determining the net capital gain or loss realized by the Fund.

     In practice, those nationally recognized insurers which provide insurance generally do so only for municipal obligations which on their own would be rated within the top four credit ratings, and preferably with at least an "A" rating by such credit rating agencies as Moody's or S&P.

     New Issue Insurance and Secondary Market Insurance do not terminate with respect to a Rhode Island Obligation once the obligation is sold by the Fund.

Information about the Fund's Investments

        Municipal obligations which are insured are generally rated Aaa or AAA by the major credit rating agencies, the highest attainable credit rating assigned by these rating agencies. If the Fund purchases uninsured Rhode Island Obligations, which it may do, in order to maintain a quality-oriented portfolio, the Fund will purchase only investment grade securities. Any such Rhode Island Obligations which the Fund purchases must, at the time of purchase, either (i) be rated within the four highest credit ratings assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"); or (ii) if unrated, be determined to be of comparable quality to municipal obligations so rated by Citizens Bank of Rhode Island (the "Sub-Adviser"), the Fund's investment sub-adviser (subject to the direction and control of the Board of Trustees).

     In general, there are nine separate credit ratings, ranging from the highest to the lowest credit standards for municipal obligations. Municipal obligations rated in the fourth highest credit rating are considered by such rating agencies to be of medium quality and thus may present investment risks not present in more highly rated obligations. Such bonds lack outstanding investment characteristics and may in fact have some speculative characteristics as well; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds.

        Except as set forth under "Risk Factors and Special Investment Considerations Regarding the Insurance Feature," above, if after purchase the rating of any rated Rhode Island Obligation is downgraded such that it could not then be purchased by the Fund, or, in the case of an unrated Rhode Island Obligation, if the Sub-Adviser determines that the unrated obligation is no longer of comparable quality to those rated obligations which the Fund may purchase, it is the current policy of the Fund to cause any such obligation to be sold as promptly thereafter as the Sub-Adviser in its discretion determines to be consistent with the Fund's objectives; such obligation remains in the Fund's portfolio until it is sold. In addition, because a downgrade often results in a reduction in the market price of a downgraded obligation, sale of such an obligation may result in a loss. (See Appendix A to the Additional Statement for further information as to these ratings.) The Fund can purchase industrial development bonds only if they meet the definition of Rhode Island Obligations, i.e., the interest on them is exempt from Rhode Island State and regular Federal income taxes.

        The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). The Fund also intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"). One of the tests for such qualification under the Code is, in general, that at the end of each fiscal quarter of the Fund, at least 50% of its assets must consist of (i) cash; and (ii) securities which, as to any one issuer, do not exceed 5% of the value of the Fund's assets. If the Fund had elected to register under the 1940 Act as a "diversified" investment company, it would have had to meet a similar test as to 75% of its assets. The Fund may therefore not have as much diversification among securities, and thus diversification of risk, as if it had made this election under the 1940 Act. In general, the more the Fund invests in the securities of specific issuers, the more the Fund is exposed to risks associated with investments in those issuers. The Fund's assets, being primarily or entirely Rhode Island issues, are accordingly subject to economic and other conditions affecting Rhode Island. (See "Risk Factors and Special Considerations Regarding Investment In Rhode Island Obligations.")

Possible Stabilizing Measures

     The Fund will employ such traditional measures as upgrading credit standards for portfolio purchases of other than insured obligations, varying maturities, broadening diversification and increasing its position in cash and cash equivalents in attempting to protect against declines in the value of its investments as a result of general interest rate fluctuations, economic factors and other market risks. There can, however, be no assurance that these will be successful.

Floating and Variable Rate Demand Notes

     Floating and variable rate demand notes are tax-exempt obligations which may have a stated maturity in excess of one year, but permit the holder to demand payment of principal at any time, or at specified intervals not exceeding one year, in each case upon not more than 30 days' notice. The issuer of such notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days' notice to the noteholders. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

Participation Interests

     The Fund may purchase from financial institutions participation interests in Rhode Island Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the underlying Rhode Island Obligations in the proportion that the Fund's participation interest bears to the total amount of the underlying Rhode Island Obligations. All such participation interests must meet the Fund's credit requirements. (See "Limitation to 10% as to Certain Investments.")

When-Issued and Delayed Delivery Purchases

     The Fund may buy Rhode Island Obligations on a when-issued or delayed delivery basis when it has the intention of acquiring them. The Rhode Island Obligations so purchased are subject to market fluctuation and no interest accrues to the Fund until delivery and payment take place; their value at the delivery date may be less than the purchase price. The Fund cannot enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments. If the Fund chooses to dispose of the right to acquire a when-issued obligation prior to its acquisition, it could, as with the disposition of any other portfolio holding, incur a gain or loss due to market fluctuation; any such gain would be a taxable short-term gain. The Fund places an amount of assets equal in value to the amount due on the settlement date for the when-issued or delayed delivery securities being purchased in a segregated account, which is marked to market every business day. (See the Additional Statement for further information.)

Limitation to 10% as to Certain Investments

     The Fund cannot purchase Rhode Island Obligations that are not readily marketable if thereafter more than 10% of its net assets would consist of such investments. However, this 10% limit does not include any Rhode Island Obligations as to which the Fund can exercise the right to demand payment in full within three days and as to which there is a secondary market. Floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) are considered illiquid unless determined by the Board of Trustees to be readily marketable. (See the Additional Statement.)

Current Policy as to Certain Obligations

     The Fund will not invest more than 25% of its total assets in (i) Rhode Island Obligations the interest on which is paid from revenues of similar type projects or (ii) industrial development bonds, unless the Prospectus and/or the Additional Statement are supplemented to reflect the change and to give additional information.

Factors Which May Affect the Value of the Fund's Investments and
Their Yields

     The value of the Rhode Island Obligations in which the Fund invests will fluctuate depending in large part on changes in prevailing interest rates, and may be subject to other market, credit and economic factors as well. If the prevailing interest rates go up after the Fund buys Rhode Island Obligations, the value of these obligations will normally go down; if these rates go down, the value of these obligations will normally go up. Changes in value and yield based on changes in prevailing interest rates may have different effects on short-term Rhode Island Obligations than on long-term obligations. Long-term obligations (which often have higher yields) may fluctuate in value more than short-term ones. For this reason, the Fund may, to achieve a defensive position, shorten the average maturity of its portfolio. The Fund's portfolio will represent a blend of short-term and long-term obligations designed to reduce fluctuations in the net asset value of the Fund's shares.

Risk Factors and Special Considerations Regarding Investment in
Rhode Island Obligations

     The following is a discussion of the general factors that might influence the ability of Rhode Island issuers to repay principal and interest when due on the Rhode Island Obligations contained in the portfolio of the Fund. Such information is derived from sources that are generally available to investors and is believed by the Fund to be accurate, but has not been independently verified and may not be complete.

     Rhode Island experienced significant economic growth during most of the 1980's. Its economy became more diversified as reliance on manufacturing employment decreased and non-manufacturing employment grew. From 1980 to 1989 per capita income growth exceeded national growth levels, and employment growth and total personal income growth both paralleled national growth levels.

        Between the late 1980's and the mid-1990's, there was a regional economic slowdown resulting in rising unemployment rates and the slowing of personal income growth. Rhode Island, like other New England states, began to experience a slowdown in its economy at that time. Since 1997, the State has experienced per capita income higher than the national average and employment has increased in all sectors except for manufacturing.

     The economic slowdown resulted in significant budget constraints. Declining revenues, combined with increased demand for certain governmental services, such as public assistance, have occurred as a result of the difficult general economic conditions. The State constitution requires that Rhode Island end each year with a balanced budget and does not permit a deficit to continue into the next fiscal year. The constitutional mandate and overall budgeting pressure forced state officials to review the State's overall fiscal outlook and structural issues pertaining to its financial structure. Revenue estimating procedures were improved, and five-year projections were published with the annual budget submission. Major program reductions and eliminations were adopted. A constitutional amendment was adopted by voter referendum to mandate a "rainy day fund." A capital budgeting process was initiated along with increased emphasis on debt management. (See the Additional Statement for further information.)

                     INVESTMENT RESTRICTIONS

     The Fund has a number of policies about what it can and cannot do. Certain of these policies, identified in the Prospectus and in the Additional Statement as "fundamental policies," cannot be changed unless the holders of a "majority," as defined in the 1940 Act, of the Fund's outstanding shares vote to change them. (See the Additional Statement for a definition of such a majority.) All other policies can be changed from time to time by the Board of Trustees without shareholder approval. Some of the more important of the Fund's fundamental policies, not otherwise identified in the Prospectus, are set forth below; others are listed in the Additional Statement.

1. The Fund invests only in certain limited securities.

     The Fund cannot buy any securities other than Rhode Island
Obligations meeting the standards stated under "Investment of the Fund's Assets."

2. The Fund has industry investment requirements.

     The Fund cannot buy the obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry. The Fund will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

3. The Fund cannot make loans.

     The Fund can buy those Rhode Island Obligations which it is permitted to buy (see "Investment of the Fund's Assets"); this is investing, not making a loan. The Fund cannot lend its portfolio securities.

4. The Fund can borrow only in limited amounts for special purposes.

     The Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. Interest on borrowings would reduce the Fund's income. Except in connection with borrowings, the Fund will not issue senior securities. The Fund will not purchase any Rhode Island Obligations while it has any outstanding borrowings which exceed 5% of the value of its total assets.

                    NET ASSET VALUE PER SHARE

     The net asset value of the shares of each of the Fund's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Fund's net assets (i.e., the value of the assets less liabilities) allocable to each class by the total number of shares of such class then outstanding. Determination of the value of the Fund's assets is subject to the direction and control of the Fund's Board of Trustees. In general, it is based on market value, except that Rhode Island Obligations maturing in 60 days or less are generally valued at amortized cost; see the Additional Statement for further information.

                    HOW TO INVEST IN THE FUND

     This Prospectus offers two separate classes of shares. All classes represent interests in the same portfolio of Rhode Island
Obligations.

     Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

        Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. (the "Distributor") has entered into sales agreements, and are not offered directly to retail customers. Class I Shares are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares, currently
     0.10 of 1% of such net assets, and a service fee of 0.25 of 1% of such assets. (See "Distribution Plan" and "Shareholder Services Plan for Class I Shares.")

     The Fund's other classes of shares, Front-Payment Class
Shares ("Class A Shares") and Level-Payment Class Shares ("Class
C Shares"), are not offered by this Prospectus. (See "General
Information - Description of the Fund and Its Shares.")

        At the date of this Prospectus, Class Y Shares of the Fund are only offered for sale in Rhode Island, Connecticut, District of Columbia, Florida, Hawaii, New Jersey and New York. At the date of this Prospectus, Class I Shares of the Fund are only offered for sale in Rhode Island and New York.

        If you do not reside in one of these states you should not purchase shares of the Fund. If shares are sold outside of these states except to certain institutional investors, the Fund can redeem them. Such a redemption may result in a loss to you and may have tax consequences. In addition, if your state of residence is not Rhode Island, the dividends from the Fund may not be exempt from income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of the Fund. The Fund and the Distributor reserve the right to reject any order for the purchase of shares. In addition, the offering of shares may be suspended at any time and resumed at any time thereafter.

How to Purchase Class Y Shares

        Institutional Class Shares ("Class Y Shares") are offered only to institutional investors for investments held in a fiduciary, advisory, agency, custodial or similar capacity, or through them to their clients, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

        Class Y Shares of the Fund may be purchased through any investment broker or dealer (a "selected dealer") which has a sales agreement with Aquila Distributors, Inc. (the "Distributor") or through the Distributor. There are two ways to make an initial investment: (i) order the shares through your investment broker or dealer, if it is a selected dealer; or (ii) mail the Application with payment to the Fund's Shareholder Servicing Agent (the "Agent") at the address on the Application. There is no sales charge on initial or subsequent investments. You are urged to complete an Application and send it to the Agent so that expedited shareholder services can be established at the time of your investment.

        The minimum initial investment for Class Y Shares is $1,000, or as otherwise stated in the Prospectus or Additional Statement. Such investment must be drawn in United States dollars on a United States commercial or savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution"). You may make subsequent investments in Class Y Shares in any amount (unless you have an Automatic Withdrawal Plan). Your subsequent investment may be made through a selected dealer or by forwarding payment to the Agent, with the name(s) of account owner(s), the account number and the name of the Fund. With subsequent investments, please send the pre-printed stub attached to the Fund's confirmations.

        Subsequent investments of $50 or more in Class Y Shares can be made by electronic funds transfer from your demand account at a Financial Institution. To use electronic funds transfer for your purchases, your Financial Institution must be a member of the Automated Clearing House and the Agent must have received your completed Application designating this feature, or, after your account has been opened, a Ready Access Features Form available from the Distributor or the Agent. A pre-determined amount can be regularly transferred for investment ("Automatic Investment"), or single investments can be made upon receipt by the Agent of telephone instructions from anyone ("Telephone Investment"). The maximum amount of each Telephone Investment is $50,000. Upon 30 days' written notice to shareholders, the Fund may modify or terminate these investment methods at any time or charge a service fee, although no such fee is currently contemplated.

How to Purchase Class I Shares

     Initial and subsequent investments in Class I Shares must be made through financial intermediaries and cannot be made directly. Financial intermediaries may charge a fee for effecting a purchase or other transaction on behalf of customers. Financial intermediaries that make Class I Shares of the Fund and other mutual funds available to their customers may offer distinct services, may have their own charges for services and may impose their own minimum requirements for initial and subsequent investments. Customers of financial intermediaries should read the Prospectus in light of the terms of their accounts with financial intermediaries. Financial intermediaries that have entered into specific agreements with the Fund may enter confirmed purchase orders on behalf of clients and customers, with payment to follow not later than the Fund's pricing of Class I Shares on the following business day. If payment is not received by that time the financial intermediary could be held liable for resulting fees or losses.

Offering Price

        The offering price for Class Y Shares is the net asset value per share. The offering price determined on any day applies to all purchase orders received by the Agent from selected dealers that day, except that orders received by it after 4:00 p.m. New York time will receive that day's offering price only if such orders were received by selected dealers from customers prior to such time and transmitted to the Distributor prior to its close of business that day (normally 5:00 p.m. New York time); if not so transmitted, such orders will be filled at the next determined offering price. Selected dealers are required to transmit orders promptly. Investments by mail are made at the offering price next determined after receipt of the purchase order by the Agent. Purchase orders received on other than a business day will be executed on the next succeeding business day. Purchases by Automatic Investment and Telephone Investment will be executed on the first business day occurring on or after the date an order is considered received by the Agent at the price determined on that day. In the case of Automatic Investment your order will be executed on the date you specified for investment at the price determined on that day, except that if that day is not a business day your order will be executed at the price determined on the next business day. In the case of Telephone Investment your order will be filled at the next determined offering price. If your order is placed after the time for determining the net asset value of the Fund shares for any day, it will be executed at the price determined on the following business day. The sale of shares will be suspended during any period when the determination of net asset value is suspended.

     The offering price for Class I Shares is the net asset value per share. The offering price determined on any day applies to all purchases received by each financial intermediary prior to 4:00 p.m. New York time on any business day. Purchase orders received by financial intermediaries after that time will be filled at the next determined offering price.

Possible Compensation for Dealers

        The Distributor, at its own expense, may also provide additional compensation to dealers in connection with sales of any class of shares of the Fund. Additional compensation may include payment or partial payment for advertising of the Fund's shares, payment of travel expenses, including lodging, incurred in connection with attendance at sales seminars taken by qualifying registered representatives to locations within or outside of the United States, other prizes or financial assistance to securities dealers in offering their own seminars or conferences. In some instances, such compensation may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of such shares. Dealers may not use sales of the Fund's shares to qualify for the incentives to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. The cost to the Distributor of such promotional activities and such payments to participating dealers will not exceed the amount of the sales charges in respect of sales of all classes of shares of the Fund effected through such participating dealers, whether retained by the Distributor or reallowed to participating dealers. No such additional compensation to dealers in connection with sales of shares of the Fund will affect the price you pay for shares or the amount that the Fund will receive from such sales. Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.

     Brokers and dealers may receive different levels of compensation for selling different classes of shares.

Confirmations and Share Certificates

     All purchases of Class Y Shares will be confirmed and credited to you in an account maintained for you at the Agent in full and fractional shares of the Fund (rounded to the nearest
1/1000th of a share). Purchases of Class I Shares will be confirmed by financial intermediaries. No share certificates will be issued for Class Y Shares or Class I Shares.

Distribution Plan

     The Fund has adopted a Distribution Plan (the "Plan") under Rule 12b-1 (the "Rule") under the 1940 Act. The Rule provides in substance that an investment company may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of its shares except pursuant to a written plan adopted under the Rule. No payments under the Plan from assets represented by Class Y Shares are authorized.

     Under a part of the Plan, the Fund is authorized to make payments with respect to Class I Shares ("Class I Permitted Payments") to Qualified Recipients. Class I Permitted Payments shall be made through the Distributor or shareholder servicing agent as disbursing agent, and may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), a rate set from time to time by the Board of Trustees (currently 0.10 of 1%) but not more than 0.25 of 1% of the average annual net assets represented by the Class I Shares of the Fund. Such payments shall be made only out of the Fund's assets allocable to the Class I Shares. "Qualified Recipients" means financial intermediaries selected by the Distributor with which the Fund or the Distributor has entered into written agreements to act in such capacity.

        The Plan contains provisions designed to protect against any claim against or involving the Fund that some of the expenses which might be considered to be sales-related which the Fund pays or may pay come within the purview of the Rule. The Fund believes that except for payments made with respect to Class A Shares, Class C Shares and Class I Shares, it is not financing any such activity and does not consider any payment enumerated in such provisions as so financing any such activity. If and to the extent that any payment as specifically listed in such provisions (see the Additional Statement) is considered to be primarily intended to result in or as indirect financing of any activity which is primarily intended to result in the sale of Fund shares, these payments are authorized under the Plan. In addition, if the Manager, out of its own funds, makes payment for distribution expenses such payments are authorized. (See the Additional Statement.)

Shareholder Services Plan for Class I Shares

        Under a Shareholder Services Plan, (the "Plan") the Fund is authorized to make payments with respect to Class I Shares ("Service Payments") to Qualified Recipients. Fees paid under the Plan are subject to such limits as may be necessary for Class I Shares to qualify as a "no-load" class for purposes of the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD"). The current limitation is as follows: fees paid under the Plan that satisfy the definition of "service fees" in Rule 2830(d) of the Conduct Rules of the National Association of Securities Dealers, Inc. may not exceed an amount equal to the difference between (i) 0.25 of 1% of the average annual net assets of the Fund represented by Class I Shares and (ii) the amount paid under the Fund's Distribution Plan with respect to the assets represented by the Class I Shares. That is, the total payments under both plans will not exceed 0.25 of 1% of such net assets. Where necessary or appropriate, the Independent Trustees, or such appropriate officer or officers of the Fund as they may designate, shall, with the advice of counsel, determine what fees paid under this Plan are to be deemed "service fees." The Fund's management believes that, in general, fees allocable to activities such as sub-accounting and record-keeping are not "service fees," while fees allocable to activities such as account service are "service fees." In like manner, allocation of payments among activities is also determined by the Independent Trustees or their delegates. Subject to the foregoing, Service Payments may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets represented by the Class I Shares of the Fund. Such payments shall be made only out of the Fund's assets represented by the Class I Shares.

     "Qualified Recipients" means broker-dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements to provide personal services to Class I Shares shareholders, maintenance of Class I Shares shareholder accounts and/or pursuant to specific agreements entering of confirmed purchase orders on behalf of customers or clients and which have provided services to holders of Class I Shares and/or maintenance of Class I Shares shareholder accounts.

        The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, (i) activities relating to sub-accounting and record-keeping, including the providing of necessary personnel and facilities to establish and maintain shareholder accounts and records, and (ii) activities relating to account service, such as assisting shareholders in designating and changing dividend options, account designations and addresses; answering customer inquiries regarding account status and history and the manner in which purchases and redemptions of shares of the Fund may be effected; transmitting and receiving funds in connection with customer orders to purchase or redeem shares, including, where appropriate, arranging for the wiring of funds; assisting in processing purchase and redemption transactions; and verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts. A majority of the Independent Trustees (as defined in the Plan) may remove any person as a Qualified Recipient and no fees shall be paid pursuant to the Plan for activities primarily intended to result in the sale of shares of the Fund or to finance sales or sales promotion expenses. No fees shall be paid, or be deemed to have been paid, for any of the listed activities to the extent that such payments are deemed by the Independent Trustees to be intended for distribution. Service Payments shall be paid through the Distributor or shareholder servicing agent as disbursing agent. (See the Additional Statement.)

                  HOW TO REDEEM YOUR INVESTMENT

Redemption of Class Y Shares

     You may redeem all or any part of your Class Y Shares at the net asset value next determined after acceptance of your redemption request at the Agent. Redemptions can be made by the various methods described below. There is no minimum period for any investment in the Fund, except for shares recently purchased by check, Automatic Investment or Telephone Investment as discussed below. There are no redemption fees or penalties on redemption of Class Y Shares. A redemption may result in a transaction taxable to you.

     For your convenience the Fund offers expedited redemption for Class Y Shares to provide you with a high level of liquidity for your investment.

Expedited Redemption Methods

     You have the flexibility of two expedited methods of initiating redemptions of Class Y Shares.

     1. By Telephone. The Agent will accept instructions by telephone from anyone to redeem shares and make payments

     a) to a Financial Institution account you have predesignated or

     b) by check in the amount of $50,000 or less, mailed to you, if your shares are registered in your name at the Fund and the check is sent to your address of record, provided that there has not been a change of your address of record during the 30 days preceding your redemption request. You can make only one request for telephone redemption by check in any 7-day period.

        (See "Redemption Payments" below for payment methods.)
Your name, your account number and your address of record must be supplied.

     To redeem an investment by this method, telephone:

                     800-637-4633 toll free

     Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

        2. By FAX or Mail. You may also request redemption payments to a predesignated Financial Institution account by a letter of instructions sent to the Fund's Shareholder Servicing Agent: PFPC Inc., by FAX at 302-791-3055 or by mail to 400 Bellevue Parkway, Wilmington, DE 19809. The letter must provide account name(s), account number, amount to be redeemed, and any payment directions and be signed by the registered holder(s). Signature guarantees are not required. (See "Redemption Payments" below for payment methods.)

        If you wish to have redemption proceeds sent directly to a Financial Institution Account you should so elect on the Expedited Redemption section of the Application or the Ready Access Features Form and provide the required information concerning your Financial Institution account number. The Financial Institution account must be in the exclusive name(s) of the shareholder(s) as registered with the Fund. You may change the designated Financial Institution account at any time by completing and returning a Ready Access Features Form. For protection of your assets, this form requires signature guarantees and possible additional documentation.

Regular Redemption Method

        If you own Class Y Shares and have not elected Expedited Redemption to a predesignated Financial Institution account, you must use the Regular Redemption Method. Under this redemption method you should send a letter of instruction to the Fund's Shareholder Servicing Agent: PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809. The letter must contain:

          Account Name(s);

          Account Number;

          Dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed;

          Payment instructions (normally redemption proceeds will be mailed to your address as registered with the Fund);

          Signature(s) of the registered shareholder(s); and

          Signature guarantee(s), if required, as indicated below.

     For a redemption request to be in "proper form," the signature or signatures must be the same as in the registration of the account. In a joint account, the signatures of both shareholders are necessary. Signature guarantees may be required if sufficient documentation is not on file with the Agent. Additional documentation may be required where shares are held by certain types of shareholders such as corporations, partnerships, trustees or executors, or if redemption is requested by other than the shareholder of record. If redemption proceeds of $50,000 or less are payable to the record holder and are to be sent to the record address, no signature guarantee is required, except as noted above. In all other cases, signatures must be guaranteed by a member of a national securities exchange, a U.S. bank or trust company, a state-chartered savings bank, a federally chartered savings and loan association, a foreign bank having a U.S. correspondent bank, a participant in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the New York Stock Exchange, Inc. Medallion Signature Program (MSP). A notary public is not an acceptable signature guarantor.

Redemption of Class I Shares

     You may redeem all or any part of your Class I Shares at the net asset value next determined after acceptance of your redemption request by your financial intermediary. Redemption requests for Class I Shares must be made through a financial intermediary and cannot be made directly. Financial intermediaries may charge a fee for effecting redemptions. There is no minimum period for any investment in the Fund. The Fund does not impose redemption fees or penalties on redemption of Class I Shares. A redemption may result in a transaction taxable to you.

Redemption Payments

        Redemption payments with respect to Class Y Shares will ordinarily be mailed to you at your address of record. If you so request and the amount of your redemption proceeds is $1,000 or more, the proceeds will, wherever possible, be wired or transferred through the facilities of the Automated Clearing House to the Financial Institution account specified in the Expedited Redemption section of your Application or Ready Access Features Form. The Fund may impose a charge, not exceeding $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. The Fund has no present intention of making this charge. Upon 30 days' written notice to shareholders, the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee. If any such changes are made, the Prospectus will be supplemented to reflect them. If you use a broker or dealer to arrange for a redemption, it may charge you a fee for this service. Redemption payments for Class I Shares are made to financial intermediaries.

        The Fund will normally make payment for all shares redeemed on the next business day (see "Net Asset Value Per Share") following acceptance of the redemption request made in compliance with one of the redemption methods specified above. Except as set forth below, in no event will payment be made more than seven days after acceptance of such a redemption request. However, the right of redemption may be suspended or the date of payment postponed (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation; (ii) during periods in which an emergency, as determined by the Securities and Exchange Commission, exists which causes disposal of, or determination of the net asset value of, the portfolio securities to be unreasonable or impracticable; or (iii) for such other periods as the Securities and Exchange Commission may permit. Payment for redemption of shares recently purchased by check (irrespective of whether the check is a regular check or a certified, cashier's or official bank check) or by Automatic Investment or Telephone Investment may be delayed up to 15 days or until (i) the purchase check or Automatic Investment or Telephone Investment has been honored or (ii) the Agent has received assurances by telephone or in writing from the Financial Institution on which the purchase check was drawn, or from which the funds for Automatic Investment or Telephone Investment were transferred, satisfactory to the Agent and the Fund, that the purchase check or Automatic Investment or Telephone Investment will be honored. Possible delays in payment of redemption proceeds of Class Y Shares can be eliminated by using wire payments or Federal Reserve drafts to pay for purchases.

     If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by the distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. (See the Additional Statement for details.)

        The Fund has the right to compel the redemption of shares held in any account if the aggregate net asset value of such shares is less than $500 as a result of shareholder redemptions or failure to meet the minimum investment level under an Automatic Purchase Program. If the Board elects to do this, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.

                    AUTOMATIC WITHDRAWAL PLAN

        If you had a Class Y Shares account with the Fund before October 31, 1997, you may establish an Automatic Withdrawal Plan if you own or purchase Class Y Shares of the Fund having a net asset value of at least $5,000. Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the Application included with the Prospectus, the Additional Statement under "Automatic Withdrawal Plan," and "Dividend and Tax Information" below.) The Automatic Withdrawal Plan is not available under this Prospectus to other Class Y investors or to Class I investors.

                     MANAGEMENT ARRANGEMENTS

The Board of Trustees

     The business and affairs of the Fund are managed under the direction and control of its Board of Trustees. The Additional
Statement lists the Fund's Trustees and officers and provides further information about them.

   Change in Management Arrangements

        On November 14, 1997, the arrangements described below were approved by the shareholders of the Fund and went into effect. The new arrangements were designed to change the form of the Fund's investment advisory and administration arrangements to a new structure involving an adviser and a sub-adviser. The new arrangements did not result in any change in overall management fees paid by the Fund, or any change in the parties providing these services. Marketing efforts and positioning of the Fund remained the same with a strong local niche orientation.

        Under the new arrangements, Aquila Management Corporation ("Aquila"), which since inception of the Fund has served as the Fund's administrator, in addition became investment adviser under a new agreement (the "Advisory and Administration Agreement") under which it also continues to provide the Fund with all administrative services. Also, by adoption of a Sub-Advisory Agreement between Aquila and Citizens Bank of Rhode Island (the "Sub-Adviser"), the former investment advisory agreement was replaced by one under which Aquila appointed the Sub-Adviser as Sub-Adviser to the Fund. Under the Sub-Advisory Agreement, the Sub-Adviser continues to provide the Fund with advisory services of the kind which it formerly provided as adviser. The duties of the administrator, previously performed under an administration agreement, are now performed by Aquila under the Advisory and Administration Agreement where Aquila is referred to as the "Manager." The former administration agreement terminated upon effectiveness of the new agreements.

   The Advisory and Administration Agreement

        The Advisory and Administration Agreement between the Fund and Aquila Management Corporation (the "Manager") has several parts, most of which are substantially identical to corresponding provisions in the Fund's former advisory agreements and administration agreement. The Advisory and Administration Agreement contains provisions relating to investment advice for the Fund and management of its portfolio that are substantially identical to prior advisory agreements, except that the Manager has the power to delegate its advisory functions to a sub-adviser, which it will employ at its own expense. It has delegated these duties to the Sub-Adviser. The Advisory and Administration Agreement contains provisions relating to administrative services that are substantially identical to those contained in the Fund's former administration agreement.

     The Advisory and Administration Agreement provides that subject to the direction and control of the Board of Trustees of the Fund, the Manager shall:

     (i) supervise continuously the investment program of the Fund and the composition of its portfolio;

     (ii) determine what securities shall be purchased or sold by the Fund;

     (iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund; and

     (iv) at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund.

        The Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization, affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in Section 15 of the Investment Company Act of 1940. The Manager delegates all of such functions to the Sub-Adviser in the Sub-Advisory Agreement, which became effective at the same time as the Advisory and Administration Agreement.

        The Advisory and Administration Agreement also provides that subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Fund under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

     (i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;

     (ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund's shares;

        (iii) either keep the accounting records of the Fund, including the computation of net asset value per share and the dividends (provided that if there is a Sub-Adviser, daily pricing of the Fund's portfolio shall be the responsibility of the Sub-Adviser under the Sub-Advisory Agreement), or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Fund;

     (iv) maintain the Fund's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;

     (v) prepare, on behalf of the Fund and at the Fund's expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time;

     (vi) respond to any inquiries or other communications of shareholders of the Fund and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Fund's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

     The Advisory and Administration Agreement contains provisions relating to compliance of the investment program, responsibility of the Manager for any investment program managed by it, allocation of brokerage, and responsibility for errors that are substantially the same as the corresponding provisions in the Sub-Advisory Agreement. (See the Additional Statement.)

     The Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.

        The Fund bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any Sub-Adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; and
(xi) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.

        Under the Advisory and Administration Agreement, the Fund will pay to the Manager a fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value.

        The Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value.

The Sub-Advisory Agreement

        The Manager has delegated investment advisory responsibility to Citizens Bank of Rhode Island (the "Sub-
Adviser"), which supervises the investment program of the Fund and the composition of its portfolio.

        The services of the Sub-Adviser are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser's expense for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund. The Sub-Advisory Agreement states that the Sub-Adviser shall, at its expense, provide to the Fund all office space and facilities, equipment and clerical personnel necessary for the carrying out of the Sub-Adviser's duties under the Sub-Advisory Agreement.

        The Sub-Advisory Agreement provides that the Manager agrees to pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser as such, a management fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.23 of 1% of such net asset value.

        The Sub-Advisory Agreement contains provisions as to the allocation of the portfolio transactions of the Fund (see the Additional Statement). Under these provisions, the Sub-Adviser is authorized to consider sales of shares of the Fund or of any other investment company or companies having the same investment adviser, sub-adviser, administrator or principal underwriter as the Fund. It has termination and renewal provisions similar to those contained in the Advisory and Administration Agreement. (See the Additional Statement.)

Information About the Fund's Management

        Citizens Bank of Rhode Island, the Sub-Adviser, is wholly-owned by Citizens Financial Group, Inc. ("CFG"). CFG is a wholly-owned subsidiary of The Royal Bank of Scotland plc. The Sub-Adviser operates through 62 branch offices in Rhode Island. Among other CFG subsidiaries, Citizens Bank of Connecticut has 40 branches in southeastern Connecticut; Citizens Bank of Massachusetts has more than 100 branches in southeastern Massachusetts; and Citizens Bank New Hampshire has 75 branches in New Hampshire. CFG is a $17 billion bank holding company and is one of the 50 largest bank holding company in the United States. Through the Sub-Adviser and other subsidiaries CFG provides a full range of financial services to individuals, businesses and governmental units. As of June 30, 1998, the Trust and Investment Services Group of the Sub-Adviser had approximately $5.7 billion of assets under administration, including approximately $386 million in municipal obligations.

        Salvatore C. DiSanto is the officer of the Sub-Adviser who manages the Fund's portfolio. He has served as such since the inception of the Fund in September, 1992. Mr. DiSanto, a Senior Vice President within the Sub-Adviser's Trust and Investment Services Group, is a member of its Trust Investment Committee. He has been employed by the Sub-Adviser for 40 years and has been involved in portfolio management for the last 33 years.

        The Fund's Manager is founder and Manager and/or administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money market funds and equity funds. As of June 30, 1998, these funds had aggregate assets of approximately $3.0 billion, of which approximately $1.9 billion consisted of assets of tax-free municipal bond funds. The Manager, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann (directly, through a trust and through share ownership by his wife). (See the Additional Statement for information on Mr. Herrmann.)

        During the period July 1, 1997 through November 14, 1997 fees of $46,426 and $39,548 were accrued to the Manager and the Sub-Adviser, respectively, under the administration agreement and advisory agreement then in effect, of which $46,426 and $30,951, respectively, were waived. From November 15, 1997 through June 30, 1998 fees of $160,215 were accrued to the Manager, of which $16,240 was paid to the Sub-Adviser and the balance was waived. In addition, during the fiscal year the Manager reimbursed the Fund for other expenses in the amount of $195,380. Of this amount, $182,811 was paid prior to June 30, 1998 and the balance of $12,569 was paid in July, 1998.

     The Distributor currently handles the distribution of the shares of fourteen funds (seven tax-free municipal bond funds, five money market funds and two equity funds), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

        At the date of this Prospectus, there is a proposed transaction whereby all of the shares of the Distributor, which are currently owned 75% by Mr. Herrmann and 25% by Diana P. Herrmann, will be owned by certain directors and/or officers of the Manager and/or the Distributor, including Mr. Herrmann and Ms. Herrmann.

                  DIVIDEND AND TAX INFORMATION

Dividends and Distributions

        The Fund will declare all of its net income, as defined below, as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day. Net income for dividend purposes includes all interest income accrued by the Fund since the previous dividend declaration, including accretion of any original issue discount, less expenses paid or accrued.Dividends and other distributions paid by the Fund with respect to each class of its shares are calculated at the same time and in the same manner. Because such net income will vary, the Fund's dividends will also vary. In addition, the dividends of each class can vary because each class will bear certain class-specific charges.

        It is the Fund's present policy to pay dividends so that they will be received or credited by approximately the first day of each month. On the Application or by completing a Ready Access Features Form, holders of Class Y Shares may elect to have dividends deposited without charge by electronic funds transfers into an account at a Financial Institution if it is a member of the Automated Clearing House. All arrangements for the payment of dividends with respect to Class I Shares, including reinvestment of dividends, must be made through financial intermediaries.

     Redeemed shares continue to earn dividends through and including the earlier of (i) the day before the day on which the redemption proceeds are mailed, wired or transferred by the facilities of the Automated Clearing House by the Agent or paid by the Agent to a selected dealer; or (ii) the third day on which the New York Stock Exchange is open after the day on which the net asset value of the redeemed shares has been determined. (See "How To Redeem Your Investment.")

        Net investment income includes amounts of income from the Rhode Island Obligations in the Fund's portfolio which are allocated as "exempt-interest dividends." "Exempt-interest dividends" are exempt from regular Federal income tax. The allocation of "exempt-interest dividends" will be made by the use of one designated percentage applied uniformly to all income dividends declared during the Fund's tax year. Such designation will normally be made in the first month after the end of each of the Fund's fiscal years as to income dividends paid in the prior year. It is possible that in certain circumstances, a small portion of the dividends paid by the Fund will be subject to income taxes. During the fiscal year ended June 30, 1998, 99.59% of the Fund's dividends were "exempt-interest dividends." For the calendar year 1996, 2.01% of the total dividends paid were taxable. The percentage of income designated as tax-exempt for any particular dividend may be different from the percentage of the Fund's income that was tax-exempt during the period covered by the dividend.

        Distributions ("short-term gains distributions") from net realized short-term gains, if any, and distributions ("long-term gains distributions"), if any, from the excess of net long-term capital gains over net short-term capital losses realized through October 31st of each year and not previously paid out will be paid out after that date; the Fund may also pay supplemental distributions after the end of its fiscal year. If net capital losses are realized in any year, they are charged against capital and not against net investment income which is distributed regardless of gains or losses. The Fund may be required to impose backup withholding at a rate of 31% upon payment of your redemptions of Class Y Shares, and from short- and long-term gains distributions (if any) and any other distributions with respect to your Class Y Shares that do not qualify as "exempt-interest dividends," if you do not comply with provisions of the law relating to the furnishing of taxpayer identification numbers and reporting of dividends.

        Unless you request otherwise by letter addressed to the Agent or by filing an appropriate Application prior to a given ex-dividend date, dividends and distributions with respect to Class Y Shares will be automatically reinvested in full and fractional Class Y Shares of the Fund at net asset value on the record date for the dividend or distribution or other date fixed by the Board of Trustees. An election to receive cash will continue in effect until written notification of a change is received by the Agent. All Class Y Shares shareholders, whether their dividends are received in cash or are being reinvested, will receive a monthly account summary indicating the current status of their investment. There is no fixed dividend rate. Corporate shareholders of the Fund are not entitled to any deduction for dividends received from the Fund.

   Federal Tax Information

     The Fund qualified during its last fiscal year as a "regulated investment company" under the Code, and intends to continue to so qualify. If it does so qualify, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. However, the Code contains a number of complex tests relating to such qualification and it is possible although not likely that the Fund might not meet one or more of these tests in any particular year. If it does not so qualify, it would be treated for tax purposes as an ordinary corporation, would receive no tax deduction for payments made to shareholders and would be unable to pay dividends or distributions which would qualify as "exempt-interest dividends" or "capital gains dividends," as discussed below.

        The Fund intends to qualify during each fiscal year under the Code to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends which are derived from net income earned by the Fund on Rhode Island Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although "exempt-interest dividends" are not taxed, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Fund) received or acquired during the year.

     The Code requires that either gains realized by the Fund on the sale of municipal obligations acquired after April 30, 1993 at a price which is less than face or redemption value be included as ordinary income to the extent such gains do not exceed such discount or that the discount be amortized and included ratably in taxable income. There is an exception to the foregoing treatment if the amount of the discount is less than 0.25% of face or redemption value multiplied by the number of years from acquisition to maturity. The Fund will report such ordinary income in the years of sale or redemption rather than amortize the discount and report it ratably. To the extent the resultant ordinary taxable income is distributed to shareholders, it will be taxable to them as ordinary income.

     Capital gains dividends (net long-term gains over net short-term losses which the Fund distributes and so designates) are reportable by shareholders as gain from the sale or exchange of a capital asset held for more than one year. This is the case whether the shareholder takes the distribution in cash or elects to have the distribution reinvested in Fund shares and regardless of the length of time the shareholder has held his or her shares.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Fund are not distributed but carried forward by the Fund to offset gains in later years and thereby lessen the later-year capital gains dividends and amounts taxed to shareholders.

     The Fund's gains or losses on sales of Rhode Island Obligations will be long-term or short-term depending upon the length of time the Fund has held such obligations. Capital gains and losses of the Fund will also include gains and losses on Futures and options, if any, including gains and losses actually realized on sales and exchanges and gains and losses deemed to be realized.

     Information as to the tax status of the Fund's dividends and distributions will be mailed to shareholders annually.

     Under the Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Fund may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. The receipt of exempt-interest dividends from the Fund by an individual shareholder may result in some portion of any social security payments or railroad retirement benefits received by the shareholder or the shareholder's spouse being included in taxable income.

     Persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds or private activity bonds should consult their own tax advisers before purchasing shares.

     While interest from all Rhode Island Obligations is tax-exempt for purposes of computing the shareholder's regular tax, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax. Whether or not that computation will result in a tax will depend on the entire content of the taxpayer's return. The Fund will not invest in the types of Rhode Island Obligations which would give rise to interest that would be subject to alternative minimum taxation if more than 20% of its net assets would be so invested, and may refrain from investing in that type of bond completely. The 20% limit is a fundamental policy of the Fund.

     Corporate shareholders must add to or subtract from alternative minimum taxable income, as calculated before taking into consideration this adjustment, 75% of the difference between what is called adjusted current earnings (essentially current earnings and profits) and alternative minimum taxable income, as previously calculated. Since tax-exempt bond interest is included in earnings and profits and therefore in adjusted current earnings, this adjustment will tend to make it more likely that corporate shareholders will be subject to the alternative minimum tax.

Tax Effects of Redemptions

        Normally, when you redeem shares of the Fund you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption and the amount you paid for the shares. If you are required to pay a contingent deferred sales charge at the time of redemption, the amount of that charge will reduce the amount of your gain or increase the amount of your loss as the case may be. For redemptions made after January 1, 1998, your gain or loss will be long-term if you held the redeemed shares for over one year and short-term, if for a year or less. Long term capital gains are currently taxed at a maximum rate of 20% and short-term gains are currently taxed at ordinary income tax rates. However, if shares held for six months or less are redeemed and you have a loss, two special rules apply: the loss is reduced by the amount of exempt-interest dividends, if any, which you received on the redeemed shares, and any loss over and above the amount of such exempt-interest dividends is treated as a long-term loss to the extent you have received capital gains dividends on the redeemed shares.

Rhode Island Tax Information

        The following is a summary of certain aspects relating to the Rhode Island tax consequences of an investment in the Fund.
This summary is based upon the advice of Edward & Angell, LLP, Rhode Island counsel to the Fund.

        This summary assumes that the Fund qualifies as a regulated investment company for Federal income tax purposes under Subchapter M of the Code. Such summary is based upon the provisions of the Rhode Island tax law and the regulations promulgated thereunder as currently in effect, all of which are subject to change, possibly with retroactive effect. Prospective investors in the Fund should contact their tax advisors regarding the effect of Rhode Island or other state or local tax laws on their investment.

        Taxation of the Fund. The Fund will be subject to the Rhode Island business corporation tax in an amount equal to the greater of $250 or $0.10 on each $100 of the gross income of the Fund that is apportioned to Rhode Island. Gross income is generally defined in the same manner as for Federal income tax purposes except that (i) interest which is exempt from Federal income tax and which is not derived from obligations of the United States or its possessions or Rhode Island Obligations issued by Rhode Island issuers and exempt from taxation by Rhode Island, and (ii) 50% of the excess of capital gains over capital losses is includable in gross income. While the issue is not entirely free from doubt, it is unlikely that the Fund, as a Massachusetts business trust, will be subject to the Rhode Island franchise tax.

     Individual Holders. Individual holders of shares of the Fund who are subject to Rhode Island personal income taxation will not be required to include in income for Rhode Island personal income tax purposes that portion of the exempt-interest dividends which the Fund clearly identifies as directly attributable to interest earned on Rhode Island Obligations. Individual holders will, however, be required to include in income any other distributions of interest, dividends or income, except for interest or dividend income obligations or securities issued by any authority, commission or instrumentality of the United States.

     Moreover, individual holders who are subject to Rhode Island personal income taxation will be required to include in income for Rhode Island personal income tax purposes the distribution of capital gain dividends and any net short-term capital gains realized by the Fund, unless such capital gains dividends and short-term capital gains are derived from the sale of underlying Rhode Island Obligations which are issued by Rhode Island issuers and are specifically exempted from Rhode Island capital gains tax by the Rhode Island law authorizing the issuance of the Rhode Island Obligations.

     Gain or loss recognized by an individual subject to Rhode Island personal income taxation will be included in their Rhode Island source income. However, Rhode Island may specifically exempt from Rhode Island capital gains tax gain recognized on the sale or exchange of certain Rhode Island Obligations.

     Corporate Holders. Generally, corporate holders of shares of the Fund are subject to the Rhode Island business corporation tax or the Rhode Island franchise tax will be taxed on their net income, authorized stock or at a flat rate minimum tax. Net income is generally defined in the same manner as the corporation's taxable income for Federal income tax purposes except that distributions of exempt-interest dividends which are derived from interest earned on municipal obligations by governmental authorities in states other than Rhode Island will be included in net income. Net income will also include distributions of capital gain dividends and any net short-term capital gains realized by the Fund, unless such distributions of capital gain dividends and short-term capital gains are derived from the sale of underlying Rhode Island Obligations which are issued by Rhode Island issuers and are specifically exempted from the Rhode Island capital gains tax.

     Gain or loss recognized on the dispositions of fund shares by corporate holders subject to the Rhode Island business corporation tax will be included in their Rhode Island income.

     Property and Estate Taxes. Shares of the Fund will be exempt from local property taxes in Rhode Island but will be includable in the gross estate of a deceased individual shareholder who is a resident of Rhode Island for purposes of the Rhode Island estate tax.

                       EXCHANGE PRIVILEGE

        There is an exchange privilege as set forth below among this Fund, certain tax-free municipal bond funds and equity funds (together with the Fund, the "Bond or Equity Funds") and certain money market funds (the "Money-Market Funds"), all of which are sponsored by Aquila Management Corporation and Aquila Distributors, Inc., and have the same Manager or Administrator and Distributor as the Fund. All exchanges are subject to certain conditions described below. As of the date of the Prospectus, the Aquila-sponsored Bond or Equity Funds are this Fund, Aquila Rocky Mountain Equity Fund, Aquila Cascadia Equity Fund, Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky and Tax-Free Fund For Utah; the Aquila Money-Market Funds are Capital Cash Management Trust, Pacific Capital Cash Assets Trust (Original Shares), Pacific Capital Tax-Free Cash Assets Trust (Original Shares), Pacific Capital U.S. Government Securities Cash Assets Trust (Original Shares) and Churchill Cash Reserves Trust.

     Class Y Shares of the Fund may be exchanged only for Class Y Shares of the Bond or Equity Funds or for shares of a Money-Market Fund. Similar exchangability is available to Class I Shares to the extent that other Aquila-sponsored funds are made available to its customers by a financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary.

        Under the Class Y exchange privilege, once Class Y Shares of any Bond or Equity Fund have been purchased, those shares (and any Class Y Shares acquired as a result of reinvestment of dividends and/or distributions) may be exchanged any number of times between Money-Market Funds and Class Y Shares of the Bond or Equity Funds without the payment of any sales charge, provided that the applicable minimum investment requirements for purchase of Class Y Shares are met. (See "How to Purchase Class Y Shares.")

     The "Class Y Eligible Shares" of any Bond or Equity Fund are those shares which were (a) acquired by direct purchase, including by exchange by an institutional investor from a Money-Market Fund, or which were received in exchange for Class Y Shares of another Bond or Equity Fund; or (b) acquired as a result of reinvestment of dividends and/or distributions on otherwise Class Y Eligible Shares. Shares of a Money-Market Fund not acquired in exchange for Class Y Eligible Shares of a Bond or Equity Fund can be exchanged for Class Y Shares of a Bond or Equity Fund only by persons eligible to make an initial purchase of Class Y Shares.

     This Fund, as well as the Money-Market Funds and other Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time. In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days' written notice to shareholders.

        All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

     The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:

                     800-637-4633 toll free

     Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

     Exchanges of Class Y Shares will be effected at the relative net asset values of the Class Y Shares being exchanged next determined after receipt by the Agent of your exchange request. Exchanges of Class I Shares will be effected at the relative net asset values of the Class I Shares being exchanged next determined after receipt by the financial intermediary of your exchange request.

     An exchange is treated for Federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period (see "Tax Effects of Redemptions" and the Additional Statement); no representation is made as to the deductibility of any such loss should such occur.

        Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Trust (a tax-free money market Fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Government Securities Cash Assets Trust (which invests in U.S. Government obligations) are exempt from state income taxes. Dividends paid by Aquila Rocky Mountain Equity Fund and Aquila Cascadia Equity Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or a tax-free money market fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a bond fund or a tax-free money market fund under the exchange privilege arrangement.

     If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

                       GENERAL INFORMATION

Performance

     Advertisements, sales literature and communications to shareholders may contain various measures of the Fund's performance including current yield, taxable equivalent yield, various expressions of total return, current distribution rate and taxable equivalent distribution rate.

        Average annual total return figures, as prescribed by the Securities and Exchange Commission, represent the average annual percentage change in value of a hypothetical $1,000 purchase, invested at the maximum public offering price (offering price includes any applicable sales charge) for 1-, 5- and 10-year periods and for a period since the inception of the Fund, to the extent applicable, through the end of such periods, assuming reinvestment (without sales charge) of all distributions. The Fund may also furnish total return quotations for other periods or based on investments at various applicable sales charge levels or at net asset value. For such purposes total return equals the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. (See the Additional
Statement.)

     Current yield reflects the income per share earned by each of the Fund's portfolio investments; it is calculated by (i) dividing the Fund's net investment income per share during a recent 30-day period by (ii) the maximum public offering price on the last day of that period and by (iii) annualizing the result. Taxable equivalent yield shows the yield from a taxable investment that would be required to produce an after-tax yield equivalent to that of the Fund, which invests in tax-exempt obligations. It is computed by dividing the tax-exempt portion of the Fund's yield (calculated as indicated) by one minus a stated income tax rate and by adding the product to the taxable portion (if any) of the Fund's yield. (See the Additional Statement.)

     Current yield and taxable equivalent yield, which are calculated according to a formula prescribed by the Securities and Exchange Commission (see the Additional Statement), are not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders are reflected in the current distribution rate or taxable equivalent distribution rate which may be quoted to shareholders. The current distribution rate is computed by (i) dividing the total amount of dividends per share paid by the Fund during a recent 30-day period by (ii) the current maximum offering price and by (iii) annualizing the result. A taxable equivalent distribution rate shows the taxable distribution rate that would be required to produce an after-tax distribution rate equivalent to the Fund's distribution rate (calculated as indicated above). The current distribution rate differs from the current yield computation because it could include distributions to shareholders from sources, if any, other than dividends and interest, such as short-term capital gains or return of capital. If distribution rates are quoted in advertising they will be accompanied by calculations of current yield in accordance with the formula of the Securities and Exchange Commission.

     In each case performance figures are based upon past performance, reflect as appropriate all recurring charges against the Fund's income net of fee waivers and reimbursement of expenses, if any, and will assume the payment of the maximum sales charge, if any, on the purchase of shares, but not on reinvestment of income dividends. The investment results of the Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's yield, tax equivalent yield, distribution rate, taxable equivalent distribution rate or total return may be in any future period. The annual report of the Fund contains additional performance information that will be made available upon request and without charge.

Description of the Fund and Its Shares

        The Fund is an open-end, non-diversified management investment company organized in 1992 as a Massachusetts business trust. (See "Investment of the Fund's Assets" for further information about the Fund's status as "non-diversified.") The Declaration of Trust permits the Trustees to issue 80,000,000 shares of $.01 par value, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share of its class; shares of the respective classes represent proportionate interests in the Fund in accordance with their respective net asset values. Upon liquidation of the Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Fund's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Fund may create additional classes of shares which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). (See the Additional Statement for further information about possible additional series.) Shares are fully paid and non-assessable, except as set forth under the caption "General Information" in the Additional Statement; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

        The other two classes of shares of the Fund are Front-Payment Class Shares ("Class A Shares") and Level-Payment Class Shares ("Class C Shares"), which are fully described in a separate prospectus that can be obtained by calling the Fund at 800-453-6864 toll free or 212-697-6666 or in Rhode Island:
401-453-6864.

        The Fund's four classes of shares differ in their different sales charge structures and ongoing expenses, which are likely to be reflected in differing yields and other measures of investment performance. All four classes represent interests in the same portfolio of Rhode Island Obligations and have the same rights, except that each class bears the separate expenses, if any, of its participation in the Distribution Plan and Shareholder Services Plan and has exclusive voting rights with respect to such participation. There are no Distribution fees with respect to Class Y Shares.

        The Fund's Distribution Plan has four parts. In addition to the defensive provisions described above, Parts I and II of the Plan authorize payments, to certain "Qualified Recipients," out of the Fund's assets allocable to the Class A Shares and Class C Shares, respectively. (See the Additional Statement.) The Fund has also adopted a Shareholder Services Plan under which the Fund is authorized to make certain payments out of the Fund's assets allocable to the Class C Shares. (See the Additional Statement.)





   The Year 2000

        Like other financial and business organizations, the Fund could be adversely affected if computer systems the Fund relies on do not properly process date-related information and data involving the year 2000 and after. The Manager is taking steps that it believes are reasonable to address this problem in its own computer systems and to obtain assurances that steps are being taken by the other major service providers to the Fund to achieve comparable results. The three mission critical vendors -- the shareholder servicing agent, the custodian and the fund accounting agent -- as well as other support organizations, have advised the Manager that they are actively working on necessary changes. Certain vendors have advised the Manager that they are currently compliant. The target date for compliance by the mission critical vendors is late 1998. The Manager has also requested the Fund's portfolio manager to attempt to evaluate the potential impact of this problem on the issuers of securities in which the Fund invests. At this time there can be no assurance that the target dates will be met or that these steps will be sufficient to avoid any adverse impact on the Fund.

Voting Rights

        At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Fund except that the Fund's Board of Trustees may change the name of the Fund. The Fund may be terminated (i) upon the sale of its assets to another issuer, or
(ii) upon liquidation and distribution of the assets of the Fund, in either case if such action is approved by the vote of the holders of a majority of the outstanding shares of the Fund. If not so terminated, the Fund will continue indefinitely.

            APPLICATION FOR NARRAGANSETT INSURED TAX-FREE INCOME FUND
                          FOR CLASS I and Y SHARES ONLY
                 PLEASE COMPLETE STEPS 1 THROUGH 4 AND MAIL TO:
                                PFPC Inc.
                   400 Bellevue Parkway, Wilmington, DE 19809
                               Tel.# 1-800-446-8824

STEP 1
A. ACCOUNT REGISTRATION

___Individual Use line 1
___Joint Account*   Use lines 1&2
___For a Minor   Use line 3
___For Trust, Corporation, Partnership or other Entity   Use line 4

* Joint Accounts will be Joint Tenants with rights of survivorship unless otherwise specified.
** Uniformed Gifts/Transfers to Minors Act.

Please type or print name exactly as account is to be registered 1.______________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
2.______________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
3.______________________________________________________________________
  Custodian's First Name      Middle Initial          Last Name
Custodian for __________________________________________________________
                   Minor's First Name   Middle Initial   Last Name
Under the ___________UGTMA** ___________________________________________
         Name of State       Minor's Social Security Number
4. _____________________________________________________________________
   _____________________________________________________________________
(Name of Corporation or Organization. If a Trust, include the name(s) of Trustees in which account will be registered and the name and date of the Trust Instrument. Account for a Pension or Profit Sharing Plan or Trust may be registered in the name of the Plan or Trust itself.)
________________________________________________________________________
        Tax I.D. Number    Authorized Individual          Title


B. MAILING ADDRESS AND TELEPHONE NUMBER

________________________________________________________________________
  Street or PO Box                           City
_________________________________        (______)_______________________
  State           Zip                        Daytime Phone Number

Occupation:________________________Employer:____________________________

Employer's Address:_____________________________________________________
                   Street Address:               City  State  Zip

Citizen or resident of: ___ U.S. ___ Other Check here ___ if you are a non-U.S. Citizen or resident and not subject to back-up withholding
(See  certification in Step 4, Section B, below.)


C. INVESTMENT DEALER OR BROKER:
(Important - to be completed by Dealer or Broker)

______________________________      ____________________________________
Dealer Name                           Branch Number
______________________________      ____________________________________
Street Address                        Rep. Number/Name
______________________________      (_________)_________________________
  City          State    Zip         Area Code        Telephone


STEP 2 PURCHASES OF SHARES
A. INITIAL INVESTMENT
(Indicate Class of Shares)

Make check payment to NARRAGANSETT INSURED TAX-FREE INCOME FUND

__ Initial Investment $______________ (Minimum $1,000)

B. DISTRIBUTIONS
All income dividends and capital gains distributions are automatically reinvested in additional shares at Net Asset Value unless otherwise indicated below.

Dividends are to be: ___ Reinvested  ___ Paid in cash*

Capital Gains Distributions are to be: ___ Reinvested  ___ Paid in cash*

    * For cash dividends, please choose one of the following options:

___ Deposit directly into my/our Financial Institution account.
    ATTACHED IS A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK showing the Financial Institution account where I/we would like you to deposit the dividend. (A Financial Institution is a commercial bank, savings bank or credit union.)

___ Mail check to my/our address listed in Step 1B.


STEP 3
SPECIAL FEATURES

A. AUTOMATIC INVESTMENT PROGRAM
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to have amounts automatically drawn on your Financial Institution account and invested in your Narragansett Insured Tax-Free Income Fund account. To establish this program, please complete Step 4, Sections A & B of this Application.

I/We wish to make regular monthly investments of $ _________________ (minimum $50) on the ___ 1st day or ___ 16th day of the month (or on the first business day after that date).

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)


B. TELEPHONE INVESTMENT
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to add to your account (minimum $50 and maximum $50,000) at any time you wish by simply calling the Fund toll-free at 1-800-637-4633. To establish this program, please complete Step 4, Sections A & B of this Application.

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)


C. AUTOMATIC WITHDRAWAL PLAN

(Available only to shareholders who had Class Y Shares accounts before
 October 30, 1998)
(Minimum investment $5,000)

Application must be received in good order at least 2 weeks prior to 1st actual liquidation date.
(Check appropriate box)
___ Yes ___ No

    Please establish an Automatic Withdrawal Plan for this account, subject to the terms of the Automatic Withdrawal Plan Provisions set forth below. To realize the amount stated below, PFPC Inc
(the "Agent") is authorized to redeem sufficient shares from this account at the then current Net Asset Value, in accordance with the terms below:

Dollar Amount of each withdrawal $ ______________beginning______________
                                   Minimum: $50             Month/Year
         Payments to be made: ___ Monthly or ___ Quarterly

    Checks should be made payable as indicated below. If check is payable to a Financial Institution for your account, indicate Financial
Institution name, address and your account number.

________________________________________     ___________________________
First Name   Middle Initial   Last Name      Financial Institution Name
_______________________________     ____________________________________
Street                              Financial Institution Street Address
_______________________________     ____________________________________
City              State    Zip      City                  State     Zip

                                    ____________________________________
                                    Financial Institution Account Number


D. TELEPHONE EXCHANGE
(Check appropriate box)
___ Yes ___ No

This option allows you to effect exchanges among accounts in your name within the Aquilasm Group of Funds by telephone.

    The Agent is authorized to accept and act upon my/our or any other person's telephone instructions to execute the exchange of shares of one Aquila-sponsored fund for shares of another Aquila-sponsored fund with identical shareholder registration in the manner described in the Prospectus. Except for gross negligence in acting upon such telephone instructions to execute an exchange, and subject to the conditions set forth herein, I/we understand and agree to hold harmless the Agent, each of the Aquila Funds, and their respective officers, directors, trustees, employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorney's fees, resulting from acceptance of, or acting or failure to act upon, this Authorization.


E. EXPEDITED REDEMPTION
(Check appropriate box)
___ Yes ___ No

The proceeds will be deposited to your Financial Institution account listed.

    Cash proceeds in any amount from the redemption of shares will be mailed or wired, whenever possible, upon request, if in an amount of $1,000 or more to my/our account at a Financial Institution. The Financial Institution account must be in the same name(s) as this Fund account is registered.

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK).

_______________________________   _____________________________________
  Account Registration            Financial Institution Account Number
_______________________________   _____________________________________
  Financial Institution Name      Financial Institution Transit/Routing
                                                                 Number
_______________________________   _____________________________________
  Street                            City                State     Zip


STEP 4 Section A
DEPOSITOR'S AUTHORIZATION TO HONOR DEBITS

IF YOU SELECTED AUTOMATIC INVESTMENT OR TELEPHONE INVESTMENT
YOU MUST ALSO COMPLETE STEP 4, SECTIONS A & B.

I/We authorize the Financial Institution listed below to charge to my/our account any drafts or debits drawn on my/our account initiated by the Agent, PFPC Inc., and to pay such sums in accordance therewith, provided my/our account has sufficient funds to cover such drafts or debits. I/We further agree that your treatment of such orders will be the same as if I/we personally signed or initiated the drafts or debits.

I/We understand that this authority will remain in effect until you receive my/our written instructions to cancel this service. I/We also agree that if any such drafts or debits are dishonored, for any reason, you shall have no liabilities.

Financial Institution Account Number __________________________________

Name and Address where my/our account is maintained
Name of Financial Institution__________________________________________

Street Address_________________________________________________________

City_______________________________State _________________ Zip ________

Name(s) and Signature(s) of Depositor(s) as they appear where account is registered
_________________________________________________
        (Please Print)
X________________________________________________  ____________________
        (Signature)                                    (Date)
_________________________________________________
        (Please Print)
X________________________________________________  ____________________
        (Signature)                                    (Date)


                            INDEMNIFICATION AGREEMENT

To: Financial Institution Named Above

So that you may comply with your depositor's request, Aquila Distributors, Inc. (the "Distributor") agrees:

1 Electronic Funds Transfer debit and credit items transmitted pursuant to the above authorization shall be subject to the provisions of the Operating Rules of the National Automated Clearing House Association.

2 To indemnify and hold you harmless from any loss you may suffer in connection with the execution and issuance of any electronic debit in the normal course of business initiated by the Agent (except any loss due to your payment of any amount drawn against insufficient or uncollected funds), provided that you promptly notify us in writing of any claim against you with respect to the same, and further provided that you will not settle or pay or agree to settle or pay any such claim without the written permission of the Distributor.

3 To indemnify you for any loss including your reasonable costs and expenses in the event that you dishonor, with or without cause, any such electronic debit.


STEP 4 Section B
SHAREHOLDER AUTHORIZATION/SIGNATURE(S) REQUIRED

- The undersigned warrants that he/she has full authority and is of legal age to purchase shares of the Fund and has received and read a current Prospectus of the Fund and agrees to its terms.

- I/We authorize the Fund and its agents to act upon these instructions for the features that have been checked.

- I/We acknowledge that in connection with an Automatic Investment or Telephone Investment, if my/our account at the Financial Institution has insufficient funds, the Fund and its agents may cancel the purchase transaction and are authorized to liquidate other shares or fractions thereof held in my/our Fund account to make up any deficiency resulting from any decline in the net asset value of shares so purchased and any dividends paid on those shares. I/We authorize the Fund and its agents to correct any transfer error by a debit or credit to my/our Financial Institution account and/or Fund account and to charge the account for any related charges. I/We acknowledge that shares purchased either through Automatic Investment or Telephone Investment are subject to applicable sales charges.

- The Fund, the Agent and the Distributor and their Trustees, directors, employees and agents will not be liable for acting upon instructions believed to be genuine, and will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name and number; name(s) and social security number registered to the account and personal identification; the Agent may also record calls. Shareholders should verify the accuracy of confirmation statements immediately upon receipt. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) Number is shown above certifies (i) that Number is my correct taxpayer identification number and (ii) currently I am not under IRS notification that I am subject to backup withholding (line out (ii) if under notification). If no such Number is shown, the undersigned further certifies, under penalties of perjury, that either (a) no such Number has been issued, and a Number has been or will soon be applied for; if a Number is not provided to you within sixty days, the undersigned understands that all payments (including liquidations) are subject to 31% withholding under federal tax law, until a Number is provided and the undersigned may be subject to a $50 I.R.S. penalty; or
   (b) that the undersigned is not a citizen or resident of the U.S.; and either does not expect to be in the U.S. for 183 days during each calendar year and does not conduct a business in the U.S. which would receive any gain from the Fund, or is exempt under an income tax treaty.

NOTE: ALL REGISTERED OWNERS OF THE ACCOUNT MUST SIGN BELOW. FOR A TRUST, ALL TRUSTEES MUST SIGN.*

__________________________     __________________________     _________
 Individual (or Custodian)      Joint Registrant, if any          Date
__________________________     __________________________     _________
Corporate Officer, Partner,    Title                             Date
Trustee, etc.

* For Trusts, Corporations or Associations, this form must be accompanied by proof of authority to sign, such as a certified copy of the corporate resolution or a certificate of incumbency under the trust instrument.


SPECIAL INFORMATION

-  Certain features (Automatic Investment, Telephone Investment,
   Expedited Redemption and Direct Deposit of Dividends) are effective 15 days after this form is received in good order by the Fund's Agent.

- You may cancel any feature at any time, effective 3 days after the Agent receives written notice from you.

- Either the Fund or the Agent may cancel any feature, without prior notice, if in its judgment your use of any feature involves unusual effort or difficulty in the administration of your account.

- The Fund reserves the right to alter, amend or terminate any or all features or to charge a service fee upon 30 days written notice to shareholders except if additional notice is specifically required by the terms of the Prospectus.


BANKING INFORMATION

- If your Financial Institution account changes, you must complete a Ready Access Features Form which may be obtained from Aquila Distributors at 1-800-453-6864 and send it to the Agent together with a "voided" check or pre-printed deposit slip from the new account. The new Financial Institution change is effective in 15 days after this form is received in good order by the Fund's Agent.


AUTOMATIC WITHDRAWAL PLAN PROVISIONS

By requesting an Automatic Withdrawal Plan, the applicant agrees to the terms and conditions applicable to such plans, as stated below.

1. The Agent will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization.

2. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Agent will credit all such shares to the Planholder on the records of the Fund. Any share certificates now held by the Planholder may be surrendered unendorsed to the Agent with the application so that the shares represented by the certificate may be held under the Plan.

3. Dividends and distributions will be reinvested in shares of the Fund at Net Asset Value without a sales charge.

4. Redemptions of shares in connection with disbursement payments will be made at the Net Asset Value per share in effect at the close of business on the last business day of the month or quarter.

5. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed, at any time, by the Planholder on written notification to the Agent. The Planholder should allow at least two weeks time in mailing such notification before the requested change can be put in effect.

6. The Planholder may, at any time, instruct the Agent by written notice (in proper form in accordance with the requirements of the then current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In such case the Agent will redeem the number of shares requested at the Net Asset Value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

7. The Plan may, at any time, be terminated by the Planholder on written notice to the Agent, or by the Agent upon receiving directions to that effect from the Fund. The Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Agent or the Fund, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

8. The Agent shall incur no liability to the Planholder for any action taken or omitted by the Agent in good faith.

9. In the event that the Agent shall cease to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

10.Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, a Planholder may not maintain this Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

MANAGER AND FOUNDER
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017

INVESTMENT SUB-ADVISER
Citizens Bank of Rhode Island
One Citizens Plaza
Providence, Rhode Island 02903

BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Vernon R. Alden
Paul Y. Clinton
David A. Duffy
William J. Nightingale
J. William Weeks

OFFICERS
Lacy B. Herrmann, President
Stephen J. Caridi, Vice President
Diana P. Herrmann, Vice President
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
Bank One Trust Company, N.A.
100 East Broad Street
Columbus, Ohio 43271

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
345 Park Avenue
New York, New York 10154

COUNSEL
Hollyer Brady Smith Troxell
  Barrett Rockett Hines & Mone LLP
551 Fifth Avenue
New York, New York 10176


TABLE OF CONTENTS
Highlights.......................................2
Table of Expenses................................4
Financial Highlights.............................5
Introduction.....................................6
Investment Of The Fund's Assets..................6
Investment Restrictions.........................11
Net Asset Value Per Share.......................11
How To Invest In The Fund.......................12
How To Redeem Your Investment...................14
Automatic Withdrawal Plan.......................16
Management Arrangements.........................16
Dividend And Tax Information....................28
Exchange Privilege..............................32
General Information.............................34
Application


AQUILA
[LOGO]
Narragansett
[LOGO]
Insured Tax-Free Income Fund

PROSPECTUS

One Of The
Aquilasm Group Of Funds

                             Aquila
                          Narragansett
                  Insured Tax-Free Income Fund

                       380 Madison Avenue
                           Suite 2300
                    New York, New York 10017
                          800-453-6864
                          212-697-6666

               Statement of Additional Information
                        October 30, 1998

        This Statement of Additional Information (the "Additional Statement") is not a Prospectus. There are two Prospectuses for the Fund dated October 30, 1998: one Prospectus describes Front-Payment Class Shares ("Class A Shares") and Level-Payment Class Shares ("Class C Shares") of the Fund and the other describes Institutional Class Shares ("Class Y Shares") and Financial Intermediary Class Shares ("Class I Shares") of the Fund. References in the Additional Statement to "the Prospectus" refer to either of these Prospectuses. The Additional Statement should be read in conjunction with the Prospectus for the class of shares in which you are considering investing. Either or both Prospectuses may be obtained from the Fund's Shareholder Servicing Agent, PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809 or by calling the following number:

                     800-637-4633 toll free

or from Aquila Distributors, Inc., the Fund's Distributor, by writing to it at 380 Madison Avenue, Suite 2300, New York, New
York 10017; or by calling:

             800-453-6864 toll free or 212-697-6666
                  In Rhode Island: 401-453-6864

   The Annual Report of the Fund for the fiscal year ended June
30, 1998 (audited) will be delivered with the Additional
Statement.


                        TABLE OF CONTENTS

Investment of the Fund's Assets
Additional Information about the Rhode Island Economy
Municipal Bonds
Performance
Investment Restrictions
Distribution Plan
Shareholder Services Plan
Limitation of Redemptions in Kind
Trustees and Officers
Additional Information as to Management Arrangements
Computation of Net Asset Value
Automatic Withdrawal Plan
Additional Tax Information
Conversion of Class C Shares
General Information
Appendix A

                 INVESTMENT OF THE FUND'S ASSETS

        The investment objective and policies of the Fund are described in the Prospectus, which refers to the matters described below. (See the Prospectus for the definition of "Rhode
Island Obligations.")

Ratings

        The ratings assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield. (See Appendix A to this Additional Statement for further information about the ratings of Moody's and S&P as to the various rated Rhode Island Obligations which the Fund may purchase.)

        The table below gives information as to the percentage of Fund net assets invested, as of June 30, 1998, in Rhode Island
Obligations in the various rating categories:

Highest rating (1) . . . . . . . . . . . . . . . . . . . . . 100%
Second highest rating (2). . . . . . . . . . . . . . . . . . . 0%
Third highest rating (3) . . . . . . . . . . . . . . . . . . . 0%
Fourth highest rating (4). . . . . . . . . . . . . . . . . . . 0%
Unrated Obligations. . . . . . . . . . . . . . . . . . . .     0%
                                                           100.0%

(1) Aaa of Moody's or AAA of S&P.
(2) Aa of Moody's or AA of S&P.
(3) A of Moody's or A of S&P.
(4) Baa of Moody's or BBB of S&P.

When-Issued and Delayed Delivery Obligations

     The Fund may buy Rhode Island Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Rhode Island Obligations are fixed on the transaction date. At the time the Fund makes the commitment to purchase Rhode Island Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Rhode Island Obligations in determining its net asset value. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Rhode Island Obligations. The Fund places an amount of assets equal in value to the amount due on the settlement date for the when-issued or delayed delivery securities being purchased in a segregated account, which is marked to market every business day. On delivery dates for such transactions, the Fund will meet its commitments by selling the Rhode Island Obligations held in the separate account and/or from cash flow.

   Determination of the Marketability of Certain Securities

        In determining marketability of floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) the Board of Trustees will consider the following factors, not all of which may be applicable to any particular issue: the quality, maturity and coupon rate of the issue, ratings received from the nationally recognized statistical rating organizations and any changes or prospective changes in such ratings, the likelihood that the issuer will continue to appropriate the required payments for the issue, recent purchases and sales of the same or similar issues, the general market for municipal securities of the same or similar quality, the Sub-Adviser's opinion as to marketability of the issue and other factors that may be applicable to any particular issue.

Portfolio Turnover

        A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average value of such securities during the year, excluding certain short-term securities. Since the turnover rate of the Fund will be affected by a number of factors (see below), the Fund is unable to predict what rate the Fund will have in any particular period or periods, although the rate is not expected to exceed 100%. The factors which may affect the rate include (i) assuming or moving away from a defensive position; a defensive position could be assumed by shortening the average maturity of the portfolio; (ii) the possible necessary sales of Rhode Island Obligations to meet redemptions; and (iii) the possibility of purchasing or selling Rhode Island Obligations without regard to the length of time these obligations have been held to attempt to take advantage of short-term differentials in yields on these obligations with the objective of seeking exempt-interest income while conserving capital. Short-term trading increases portfolio turnover and transaction costs. However, the turnover rate could be substantially higher or lower in any particular period versus that of a prior period.

Insurance Feature

     As a matter of practice, insurers of municipal obligations provide insurance only on issues which on their own credit rating are of investment grade, i.e., those within the top four credit ratings of the Nationally Recognized Statistical Rating Organizations. In some instances, insurers restrict issuance of insurance to those issues which would be credit rated "A" or better by those organizations. These practices by the insurers tend to reduce the risk that they might not be able to respond to the default in payment of principal or interest on any particular issue.

     In general, New Issue Insurance provides that if an issuer fails to make payment of principal or interest on an insured Rhode Island Obligation, the payment will be made promptly by the insurer. There are no deductible clauses, the insurance is non-cancelable and the tax-exempt character of any payment in respect of interest received is not affected. Premiums for such insurance are not paid by the Fund but are paid once and for all for the life of the issue at the time the securities are issued, generally by the issuer and sometimes by the underwriter. The right to receive the insurance proceeds is a part of the security and is transferable on any resale.

     The following information regarding Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("Financial Guaranty") and AMBAC Indemnity Corporation ("AMBAC Indemnity"),has been derived from information furnished by the insurers. The Fund has not independently verified any of the information, but the Fund is not aware of facts which would render such information inaccurate.

     AMBAC Indemnity is a Wisconsin-domiciled stock insurance corporation, regulated by the Insurance Department of the State of Wisconsin, and licensed to do business in 50 states and the District of Columbia. AMBAC Indemnity is a wholly-owned subsidiary of AMBAC, Inc., a publicly held company.The claims-paying ability of AMBAC Indemnity is rated "AAA" by S&P and "Aaa" by Moody's.

     MBIA is a limited liability corporation domiciled in New York and licensed to do business in 50 states and the District of Columbia. It is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. Neither MBIA Inc. nor its shareholders are obligated to pay the debts of or claims against MBIA. The claims-paying ability of MBIA is rated "AAA" by S&P and "Aaa" by Moody's.

     Financial Guaranty is a New York stock insurance company regulated by the New York State Department of Insurance and authorized to provide insurance in 49 states and the District of Columbia. Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation, a Delaware holding company, which is 99% owned by General Electric Capital Corporation and 1% owned by Sumitomo Marine and Fire Insurance Company Limited. Neither FGIC Corporation nor GE Capital Corporation is obligated to pay the debts of or the claims against Financial Guaranty.The claims-paying ability of Financial Guaranty is rated "AAA" by S&P and "Aaa" by Moody's.

     Other insurance companies from which the Fund has purchased insurance from, or Rhode Island Obligations insured by include the following:

        Financial Security Assurance Co., which is owned by U.S.
West Capital Corp. (42.1%), Public & Employees (39.2%), Fund
America Enterprises (12.0%) and Tokyo Marine & Fire Insurance Co,
Ltd. (6.7%); it is rated Aaa by Moody's and AAA by S&P;

     The Fund may also use other insurers. However, the Fund will seek to ensure that any insurer used will itself have a AAA or Aaa rating.

      ADDITIONAL INFORMATION ABOUT THE RHODE ISLAND ECONOMY

        The Fund believes the information summarized below describes some of the more significant developments relating to Rhode Island Obligations. The sources of such information include information provided by and relating to the State of Rhode Island appearing in the Official Statement dated July 8, 1998 relating to the Rhode Island General Obligations Bonds, $65,720,000 Consolidated Capital Development Loan of 1998, Series A, as well as other publicly available documents. The Fund has not independently verified any of the information contained in such official statement and other publicly available documents, but is not aware of any facts which would render such information inaccurate. Rhode Island operates on a June 30 fiscal year.

State Government Organization and Finances

General

     The State is governed by its Constitution, the present form of which was adopted by the electorate in 1986.

        Under the State Constitution, the powers of government are divided into three branches: legislative, executive and judicial. The legislative power of the government is vested in the General Assembly, which consists of a 50 member Senate and a 100 member House of Representatives. A referendum approved by the voters in the November 8, 1994 election changes the composition, pay scale and pension of the General Assembly. Commencing in 2003, there will be 75 members of the House of Representatives and 38 members of the Senate. They shall be constituted on the basis of population and the representative districts shall be as nearly equal in population and as compact in territory as possible. All members of the General Assembly are elected biennially from senatorial and representative districts established by general law on the basis of population. The General Assembly meets annually beginning on the first Tuesday in January.

        The chief executive power of the State is vested in the Governor and, by succession, the Lieutenant Governor. Each are elected for 4 year terms. The Governor is primarily responsible for the faithful execution of laws enacted by the General Assembly and for the administration of the State government through the Executive Department. The State Constitution also provides for the election of three additional general State
Officers: the Attorney General, Secretary of State and General Treasurer. Under the State Constitution, the Governor is granted the power to veto any act adopted by the General Assembly, provided, however, that any such veto can be overridden by a 3/5 vote of both houses of the General Assembly. The Governor does not have any power of line-item veto.

     The judicial power of the State is vested in the Supreme Court and such inferior courts as are established by the General Assembly. The Supreme Court, appointed by the Governor and confirmed by the Senate and the House of Representatives, has final revisory and appellate jurisdiction upon all questions of law and equity. The General Assembly has also established a Superior Court, a Family Court, a District Court and certain municipal courts in various cities and towns in the State.

Municipalities

     Below the level of State government, Rhode Island is divided into 39 cities and towns which exercise the functions of local general government. There is no county governmental structure. Local executive power is generally placed in a mayor, administrator/manager or town council form of government, and legislative power is vested in either a city or town council. As provided in the State Constitution, municipalities have the right of self government in all local matters by adopting a "home rule" charter. Every city or town, however, has the power to levy, assess and collect taxes, or borrow money, only as specifically authorized by the General Assembly. Except for matters that are reserved exclusively to the General Assembly, such as taxation and elections, the State Constitution restricts the power of the General Assembly on actions relating to the property, affairs and government of any city or town which has adopted a "home rule" charter, to general laws which apply to all cities and towns, but which shall not affect the form of government of any city or town. The General Assembly has the power to act in relation to a particular home rule charter community, provided that such legislative action shall become effective only upon approval of a majority of the voters of the affected city or town. Rhode Island General Law (44-35-10) requires every city and town to adopt a balanced budget for each fiscal year. Local governments rely principally upon general real and tangible personal property taxes and automobile excise taxes for provision of revenue.

        During the 1985 Session of the General Assembly, a law was passed entitled "An Act Providing Property Tax Relief and Replacement and Establishing a Cap on City and Town Property Tax Levy Growth". Enacted as section 44-5-2 of the General Laws and entitled "Maximum Levy", the legislation limits tax levy or rate increases by municipalities to an increase no greater than 5.5% over the previous year. Legislation was also enacted which authorized tax levy or rate increases of greater than 5.5% in the event that debt service costs on present and future general obligation debt increase at a rate greater than 5.5%. The legislation also provides for the certification by a state agency of the appropriate property tax base to be used in computations in any year when revaluation is being implemented. Provisions of section 44-5-2 also include authorization to exceed this limitation in the event of loss of non-property tax revenue, or when an emergency situation arises and is certified by the State Auditor General. In such an emergency situation, such levy in excess of a 5.5% increase must be approved by a majority of the city or town governing body or electors voting at the financial town meeting. The statute was amended to clarify that nothing in the tax levy cap provisions was intended to constrain the payment of obligations of cities and towns. The power of the cities and towns to pay their general obligation bonds and notes is unlimited and each city or town is required to levy ad valorem taxes upon all the taxable property for the payment of such bonds and notes and the interest thereon, without limitation as to rate or amount.

        State aid to cities and towns has risen from approximately $389.7 million in FY 1991 to $668.3 million in the enacted FY 1999 Budget. The largest category of State aid to cities and towns involves assistance programs for school operations and school buildings. The general school aid program reimburses communities on the basis of the relationship between the number of students and the property wealth and personal income of the community.

        In addition to reimbursement of operations costs, state school construction aid is provided at levels ranging from 30% to 88% of the construction cost of new facilities. The level is also based upon the relationship between student counts and community wealth, and takes into consideration the relative weight of school debt in the particular city or town to its total debt. Beginning in fiscal year 1991, bond interest payments were included as reimbursable expenditures along with other project costs for bonds issued on or after July 1, 1988. A related program will provide approximately $1.6 million to cities and towns in FY 1999 to provide aid in the construction of libraries.

        The distribution formula for school aid was modified in fiscal year 1995 to weight the distribution more heavily towards districts with proportionally more children from poorer families. The Legislature, recognizing that the current methods of education aid distribution required evaluation, created a "Joint Commission on School Funding" to study modifications to the current system of state aid distribution. The Commission recommended that an increase of $25.0 million over FY 1997 be included in FY 1998 to provide support for targeted student investments. The revised FY 1998 amount also increased aid for Construction Aid by $1.6 million and Teachers Retirement and Medical Fund by $0.3 million.

         The FY 1999 Enacted Budget includes $536.1 million in Education Aid to Local Governments. This is a $43.1 million increase above the revised FY 1998 amount of $493.0 million. Other local aid programs include the general revenue sharing and payment-in-lieu of taxes programs. The 1987 session of the General Assembly enacted legislation that consolidated all prior revenue sharing components into one general revenue sharing program and incorporated a distribution formula based upon relative population, tax effort and personal income of each city and town. In addition, the State distributes the proceeds of a statewide tax imposed on the tangible personal property of telephone, telegraph, cable, express and telecommunications companies. The 1991 General Assembly passed legislation to dedicate, beginning in fiscal year 1994, an amount equal to one percent of second prior year total state tax revenues to general state aid. That program has varied since FY 1991, between no funding in FY 1993 to $13.6 million in FY 1995. The enacted FY 1998 budget included $13.75 million for local general revenue sharing. The FY 1999 Enacted Budget includes $19.7 million for this program and increases the share dedicated to 1.3% of state tax revenues in FY 1999. This percentage will increase annually until it reaches 4.7% in FY 2009.

        The payment-in-lieu of taxes program authorizes the General Assembly to appropriate and distribute to communities amounts not to exceed 27% of the property taxes that would have been collected on tax exempt properties. Funding was provided in fiscal years 1988 ($2.5 million), 1989 ($3.1 million), 1991 ($3.5 million), 1992-1994 ($2.8 million), and 1995-1997 ($12.2
million). The enacted 1998 budget provides $14.2 million for this program. The FY 1999 Enacted Budget includes funding of $15.8 million.

Budget Procedures

     The State budget of revenues and appropriations for administrative and other expenses of the State is adopted annually by the General Assembly and is prepared for submission to the General Assembly, under the supervision of the Governor, by the State Budget Officer within the Department of Administration. Preparation and submission of the budget is governed by both the State Constitution and the general laws of the State, which provide various limitations on the powers of the General Assembly and certain guidelines designed to maintain fiscal responsibility.

     According to Article IX Section 16 of the Rhode Island Constitution and the Rhode Island General Laws section 35-3-7, the Governor must present spending recommendations to the Legislature on or before the third Wednesday in February, unless extended by statute. The budget contains a complete plan of estimated revenues and proposed expenditures with a personnel supplement detailing number and titles of positions of each agency and estimates of personnel costs for the next fiscal year.

        The budget as proposed by the Governor is considered by the General Assembly which, under state law, may increase, decrease, alter or strike out any items in the budget, provided the General Assembly may not take action which would cause an excess of appropriations for revenue expenditures over expected revenue receipts. No appropriation in excess of budget recommendations may be made by the General Assembly unless it shall provide the necessary additional revenue to cover such appropriations. The Governor may veto legislative appropriations bills. However, the Rhode Island Governor does not have line-item veto authority. The Legislature may override any veto by a three-fifths majority vote. Supplemental appropriations measures may be submitted by the Governor to the General Assembly on or before the second Tuesday in January. Supplemental appropriations by the General Assembly must be supported by additional revenues and are subject to the Constitutional limitation on state expenditures discussed below.

     The General Laws of the State provide that, if the General Assembly fails to pass the annual appropriation bill, the same amounts as were appropriated in the prior fiscal year shall be automatically available for expenditure, subject to monthly or quarterly allotments as determined by the State Budget Officer. Expenditures for general obligation bond indebtedness of the State shall be made as required regardless of the passage of the annual budget or the amount provided for in the prior fiscal year.

     The budget as submitted by the Governor is required to contain a statement of receipts and expenditures for the current fiscal year, the budget year (next fiscal year), and two prior fiscal years. Receipt estimates for the current year and budget year are those adopted by the State Revenue Estimating Conference, as adjusted by any change to rates recommended by the Governor.

        The State Revenue Estimating Conference was created by the 1990 General Assembly to provide the Governor and the Assembly with estimates of general revenues. It is composed of the State Budget Officer, the House Fiscal Advisor, and the Senate Fiscal Advisor, with the chair rotating among the three. It must meet twice a year (specifically in May and November) and can be called at any other time by any member, and must reach consensus on revenues. The 1991 Assembly created a Medical Assistance and Public Assistance Caseload Estimating Conference, similar to the Revenue Estimating Conference, to adopt welfare and medical assistance caseload estimates.

     In addition to the preparation of the annual budget, the State Budget Officer is also authorized and directed by the general laws: (a) to exercise budgetary control over all State departments; (b) to operate an appropriation allotment system;
(c) to develop long-term activity and financial programs, particularly capital improvement programs;(d) to approve or disapprove all requests for new personnel; and (e) to prepare annually a five-year financial projection of anticipated general revenue receipts and expenditures, including detail of principal revenue sources and expenditures by major program areas which will be included in the budget submitted to the General Assembly.

        The 1990 Assembly instituted a limit on state expenditures commencing in FY 1992 such that appropriations do not result in general fund expenditures exceeding 99.5% of general fund revenues in FY 1993, 98.5% in FY 1994 and 98.0% thereafter. The remaining balance is to be deposited into a budget reserve account, capped at 3% of general fund revenues. Once capped, the excess is deposited in a Capital Account, to be used for capital projects, debt reduction, and/or debt service. The 1991 Assembly suspended those provisions for FY 1992, but provided that any revenues received in excess of the amount estimated shall be deposited in the account, up to one half percent of general revenues. Excess revenues were received in FY 1993, largely as a result of medicaid disproportionate share and provider tax receipts, and an $8.4 million deposit was made into the fund.

        The 1992 General Assembly approved placing the spending limits on the ballot as a constitutional requirement, which the voters approved on November 3, 1992. The FY 1997 reserve fund balance was $55.3 million.

Financial Controls

     Internal financial controls utilized by the State consist principally of statutory restrictions on the expenditure of funds in excess of appropriations, the supervisory powers and functions exercised by the Department of Administration and the accounting and audit controls maintained by the State Controller and the Bureau of Audits. Statutory restrictions include the requirement that all bills or resolutions introduced in the General Assembly which, if passed, would have an effect on State or local revenues or expenditures (unless the bill includes the appropriation of a specific dollar amount) must be accompanied by a "fiscal note," which sets forth such effect. Bills impacting upon State finances are forwarded to the State Budget Officer who determines the agency or agencies affected by the bill and is responsible, in cooperation with such agencies, for the preparation of the fiscal note. The State Department of Administration is responsible for the preparation of fiscal notes for bills affecting cities and towns.

     The Department of Administration is required by law to produce a quarterly report to be made public which incorporates actual expenditures, encumbrances, and revenues with the projected revenues and appropriations. The report also contains a projection of a year-end balance.

     The State Controller is required by general law to administer a comprehensive accounting system which will classify the transactions of State departments in accordance with the budget plan, to prescribe a uniform financial, accounting and cost accounting system for State departments and to approve all orders for disbursement of funds from the State treasury. In addition, the Controller is required to prepare monthly statements of receipts and disbursements in comparison with estimates of revenue and allotments of appropriations.

     The General Treasurer is responsible for the deposit of cash receipts; the payment of sums, as may be required from time to time and upon due authorization from the State Controller; and as Chair of the State Investment Commission, the investment of all monies in the State fund structure, as directed by the State Investment Commission. Major emphasis is placed by the General Treasurer on cash management in order to insure that there is adequate cash on hand to meet the obligations of the State as they arise.

        The General Treasurer is responsible for the investment of certain funds and accounts of the State on a day-to-day basis. The State treasury balance is determined daily. In addition, the General Treasurer is the custodian of certain other funds and accounts and, in conjunction with the State Investment Commission, invests the amounts on deposit in such funds and accounts, including but not limited to the State Employees' and Teachers' Retirement Trust Fund and the Municipal Employees' Retirement Trust Fund. The General Treasurer submits a report to the General Assembly at the close of each fiscal year on the performance of the State's investments.

     The Finance Committee of the House of Representatives is required by law to provide for a complete post-audit of the financial transactions and accounts of the State on an annual basis, which must be performed by the Auditor General, who is appointed by the Joint Committee on Legislative Affairs of the General Assembly. This post-audit is performed traditionally on the basis of financial statements prepared by the State Controller with specific attention to the violation of laws within the scope of the audit, illegal or improper expenditures or accounting procedures and recommendations for accounting and fiscal controls. The Auditor General is additionally directed to review annually all capital development programs of the State to determine: (a) the status of such programs; (b) whether funds are being properly expended; (c) completion dates; and (d) expended and unexpended fund balances. The Auditor General also has the power, when directed by the Joint Committee, to make post-audits and performance audits of all State and local public bodies or any private entity receiving State funds.

   Revenues

        The state draws nearly all of its revenue from a series of non-property related taxes and excises, principally the personal income tax and general retail sales and use tax, from federal assistance payments and grant-in-aid, and from earnings and receipts from certain State-operated programs and facilities. The State additionally derives revenue from a variety of special purpose fees and charges that must be used for specific purposes as required by State law.

Rhode Island Economy

Population Characteristics

        Rhode Island's population in 1990 was 1,005,000. While the Rhode Island population did not change significantly between 1989 and 1993, it decreased by 0.6% between 1994 and 1996. Bureau of the Census estimates for 1996 show the Rhode Island population to be 990,225. In contrast, the total U.S. population increased by approximately 9.7% between 1980 and 1990, 3.4% between 1990 and 1993, and 2.9% between 1993 and 1996.

        Personal Income, Consumer Prices, and Poverty. Per capita personal income levels in Rhode Island have been consistent with those in the United States since 1970. In addition, Rhode Island has maintained a poverty rate well below the national average. In 1996, 11.0% of the Rhode Island population was below the poverty line, while 13.7% of the population of the United States fell below the poverty line.

        Employment. Total employment levels in Rhode Island grew at a rate of 1.4% in 1995, 0.3% in 1996 and 1.7% in 1997. The only employment sector that declined in 1997 was Manufacturing, which has experienced declining employment levels since 1985. The sector employing the greatest number of people in Rhode Island continues to be the service sector, which contributed approximately one-third of total non-agricultural employment in 1997.

     Economic Base and Performance. Rhode Island has a diversified economic base which includes traditional manufacturing, high technology, and service industries. A substantial portion of products produced by these and other sectors is exported. Like most other historically industrial states, Rhode Island has seen a shift in employment from labor-intensive manufacturing industries to technology and service-based industries.

        Human Resources. Skilled human capital is the foundation of economic strength in Rhode Island. It provides the basis for a technologically dynamic and industrially diverse regional economy. The Rhode Island population is well educated with 27.2% of its residents over the age of 25 having received at least an Associate's degree. In addition, per pupil spending on public elementary and secondary education in Rhode Island has been significantly higher than the national average since 1983. For the 1995-96 academic year Rhode Island spent twenty-five percent more per pupil than the national average.

Economy

        Composition of Employment. Between 1989 and 1991, total non-agricultural employment in Rhode Island declined 8.7%. The construction, manufacturing and trade sectors experienced the greatest decreases during this time. In 1993, 1994, and 1995, however, total non-agricultural employment increased by 1.3%, 1.0% and 1.4%, respectively. Employment levels increased in all sectors except manufacturing. The manufacturing sector has experienced employment declines in every year since 1984. The most rapid growth in 1997 came in the finance, insurance, and real-estate sector, which grew at a rate of 4.7%. Total non-agricultural employment increased by 3.5% between 1994 and 1997.

         The Rhode Island services sector, with 33.6% of the non-agricultural work force in 1997, is the largest employment sector in the Rhode Island economy, followed by wholesale and retail trade (21.9%), manufacturing (17.8%) and government employment (14.2%).

Economic Forecast

        This section describes the economic forecast used as input for the Revenue Estimating Conference's consensus estimate. The Revenue Estimating Conference incorporates a range of economic forecasts and economic information in making revenue estimates. During its May, 1998 meeting, forecasts were presented by Data Resources Inc. (DRI), Regional Financial Associates
(RFA), and The New England Economic Project (NEEP). Current employment and labor force trends were also presented by the Department of Labor and Training.

        RFA, DRI, and NEEP all forecast the economic growth will continue throughout FY 1999, albeit at a more moderate pace.

        Employment. There was some disparity among the economists with respect to employment forecast. In FY 1998, growth was anticipated in the range of 1.6% to 1.9% and in FY 1999, growth is expected to fall in the range of 1.0% to 1.4%. The disparity may be partially explained by problems in data sampling.

        Benchmark revisions for FY 1997 resulted in annual employment growth of 1.7% versus the preliminary figure of 1.0%.
RFA revised its 1998 nonfarm employment growth from 0.6% in November, to 1.9% in May.

        Personal Income. Personal income growth varies from 4.8% to 5.1% in FY 1998 and from 4.1% to 5.5% in FY 1999. Personal income tax receipts have increased dramatically due to continue strength in financial markets.

        Wages and Salary Income. A fairly wide range of forecasts was present in wage and salary growth estimates, from
5.2 % to 6.1 % in FY 1998 and 4.7 % to 6.4 % in FY 1999. This
disparity also contributes to the differential in estimated personal income growth. The more optimistic outlook may reflect the theory that high wage earners are realizing greater salary gains, as well as larger and more frequent bonuses. The dramatic rise in wage and salary income since 1996 further indicates that Rhode Island is increasingly creating higher paying jobs. This is further evidenced by the shift in Rhode Island away from low paying manufacturing employment toward higher paying services employment.

                        REVENUE ESTIMATES

        Revenue estimates are predicated upon the May Revenue Estimating Conference, as well as changes to general revenues reflected in the FY 1998 budget plan adopted by the Legislature on April 2, 1998 and the FY 1999 Appropriations Act. The Consensus Revenue Estimating Conference is required by legislation to convene at least twice annually to forecast general revenues for the current year and the budget year, based upon current law and collection trends, as well as economic forecast.

                    FY 1998 Revenue Estimate

        The FY 1998 estimate was revised upward by $64.3 million over the estimate adopted by the November Revenue Estimating Conference. This is a revision of 3.4% to the November estimate. The estimate includes adjustments adopted by the Revenue Estimating Conference and changes included in the FY 1998 budget plan adopted by the Legislature for 1998.

Revenue Estimating Conference

        The largest revision was $43.9 million in personal income taxes over the enacted estimate. The revisions to the enacted estimate were: $22.2 million increase in estimated payments, $16.9 million increase in final payments, $6.8 million increase in refunds, and a $11.4 million increase in withholding payments. The Conference adopted estimated payments of $163.7 million, growth of 24.9% over FY 1997, reflecting market activity. The 28.5% increase in final payments appears to also reflect that activity. Refunds are estimated to be 5.8% greater than FY 1997. Withholding growth is estimated at 6.9%.

        Total general business taxed estimates were $5.4 million less than the November estimate. Gains in corporate income tax ($1.1 million), Franchise Taxes, ($0.4 million), taxes on insurance companies ($8.6 million), and bank deposit taxes ($0.2 million), partially offset reductions in Public Utility Gross Earnings Taxes ($2.6 million), Taxes on Financial Institutions ($12.6 million), and the Health Care Provider Tax ($0.5 million).

        Estimated sales tax revenues of $527.0 million reflects 7.7% growth over FY 1997 receipts. The estimate is $11.0 million over the November estimate. Other major changes in the Sales and Use Tax category include increases in Motor Vehicle Taxes ($1.8 million) and Cigarettes ($0.8 million).

        Other adjustments include: an increase of $0.8 million in inheritance taxes; an upward revision of $6.8 million for departmental earnings; and a $4.0 million decrease to lottery revenues. The lottery estimate change includes a $2.8 million decrease to the video lottery terminal estimate, a decrease of $1.8 million to the enacted estimate for games, and a $0.6 million increase to the KENO estimate.

        The legislature's revised budget plan resulted in an adjustment of negative $0.9 million to FY 1998 departmental revenues.

                    FY 1999 Revenue Estimate

        The largest source of FY 1999 general revenue is the personal income tax, with estimated receipts of $731.1 million composing 37.1% of the total. While collections in this component have been reduced significantly by the 1997 tax law changes, growth of 1.5% is still anticipated. Adjusted for these changes, FY 1999 growth equals 4.3%.

        Sales Tax collections are expected to total $548.0
million in FY 1999. The FY 1999 estimate anticipates a 4.0% annual growth, and composes 27.8% of total general revenues.

        Other sources of "Sales and Use" taxes are expected to vary slightly in the budget year. Since the Appropriations Act dedicates the full gas tax to ISTF, the motor fuel tax will realize the loss of $4.5 million, but the gas tax transfer in "Other Sources" will increase by the same amount subject to other changes in ISTF allocation. Cigarette Tax collections are expected to realize a loss of $1.1 million, or negative 1.7%, for an annual total of $65.0 million. Motor Vehicle and Alcohol Tax collections are expected to remain at FY 1998 levels.

        The General Business Taxes, which represent 10.5 % of total collections, are expected to increase slightly in FY 1999. The Business Corporations Tax is expected to decline by approximately 2.0% as a result of tax cuts and other adjustments, for a total of $65.6 million in revenues. The Franchise and Bank Deposits Taxes are expected to remain flat in FY 1999, while the Public Utilities Gross Earnings Tax revenues are expected to decrease by 1.6% with total collections of $60.6 million. The Financial Institutions account should rebound in FY 1999, with total revenues reaching $7.0 million. The Health Care Provider Assessment is expected to increase by 3.4% to $24.0 million, keeping in line with forecast inflation.

        Inheritance and Gift Taxes are expected to decline by $3.0 million, (negative 16.7%) in FY 1999. This anticipated loss is partially attributable to the Taxpayer Relief Act provisions which will alter the taxable estate criteria beginning January 1, 1998, and which will likely have the greatest incremental effect in FY 1999, due to tax return filing requirements.

        The Hospital Licensing Fee enacted by the 1997 General
Assembly expired on June 30, 1998. The FY 1999 Appropriations Act extends the fee, and includes $37.4 million in FY 1999 General
Revenues.

        A reduction in "Other Sources" is explained by a smaller portion of the Gas Tax being transferred to General Revenues, as well as significant reductions in "Other Miscellaneous Revenues." The FY 1999 Appropriations Act allocated the full gas tax to the ISTF, with 5 cents dedicated to RIPTA, 1 cent to Elderly Affairs,
17.5 cents to transportation, and the remaining 4.5 cents to the General Fund.

        The FY 1999 Appropriations Act also transfers $4.0 million from the Resource Recovery Fund to General Revenue.

                         MUNICIPAL BONDS

     The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

        The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and rating of the issue.

        Since the Fund may invest in industrial development bonds or private activity bonds, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by those bonds or for investors who are "related persons" of such users. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) own directly or indirectly in the aggregate more than 50% of the equity of a corporation or is a partner of a partnership which is a "substantial user" of a facility financed from the proceeds of those bonds. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses a part of [a] facility" financed from the proceeds of industrial development or private activity bonds.

     As indicated in the Prospectus, there are certain Rhode Island Obligations the interest on which is subject to the Federal alternative minimum tax on individuals. While the Fund may purchase these obligations, it may, on the other hand, refrain from purchasing particular Rhode Island Obligations due to this tax consequence. Also, as indicated in the Prospectus, the Fund will not purchase obligations of Rhode Island issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers the obligations of which are available to the Fund.

                           PERFORMANCE

     As noted in the Prospectus, the Fund may from time to time quote various performance figures to illustrate its past performance.

        Performance quotations by investment companies are subject to rules of the Securities and Exchange Commission ("SEC"). These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on these standardized methods and are computed separately for each of the Fund's classes of shares. Each of these and other methods that may be used by the Fund are described in the following material. Prior to May 1, 1996, the Fund had outstanding only one class of shares which are currently designated "Class A Shares." On that date the Fund began to offer shares of two other classes, Class C Shares and Class Y Shares. During most of the historical periods listed below, there were no Class C Shares or Class Y Shares outstanding and the information below relates solely to Class A Shares unless otherwise indicated. Class I Shares were first offered on October 31, 1997, and none were outstanding during the periods indicated.

Total Return

        Average annual total return is determined by finding the average annual compounded rates of return over 1-, 5- and 10-year periods and a period since the inception of the operations of the Fund (on September 10, 1992) that would equate an initial hypothetical $1,000 investment in shares of each of the Fund's three outstanding classes to the value such an investment would have if it were completely redeemed at the end of each such period.

        In the case of Class A Shares, the calculation assumes the maximum sales charge is deducted from the hypothetical initial $1,000 purchase. In the case of Class C Shares, the calculation assumes the applicable Contingent Deferred Sales Charge ("CDSC") imposed on a redemption of Class C Shares held for the period is deducted. In the case of Class Y Shares, the calculation assumes that no sales charge is deducted and no CDSC is imposed. For all classes, it is assumed that on each reinvestment date during each such period any capital gains are reinvested at net asset value, and all income dividends are reinvested at net asset value, without sales charge (because the Fund does not impose any sales charge on reinvestment of dividends for any class). The computation further assumes that the entire hypothetical account was completely redeemed at the end of each such period.

        Investors should note that the maximum sales charge (4%) reflected in the following quotations for Class A Shares is a one time charge, paid at the time of initial investment. The greatest impact of this charge is during the early stages of an investment in the Fund. Actual performance will be affected less by this one time charge the longer an investment remains in the Fund. Sales charges at the time of purchase are payable only on purchases of Class A Shares of the Fund.

Average Annual Compounded Rates of Return:


               Class A Shares      Class C Shares      Class Y Shares
One Year            3.74%          5.90%               8.80%

Five Years          5.34%          N/A                 N/A

Since
inception on
September 10,
1992                 6.18%         6.63%(1)            8.22%(1)

(1) Period from May 1, 1996 (inception of class) through June 30, 1998.


These figures were calculated according to the following SEC formula:

                               n
                         P(1+T) = ERV

where:

     P =  a hypothetical initial payment of $1,000

     T =  average annual total return

     n =  number of years

     ERV =        ending redeemable value of a hypothetical $1,000 payment
               made at the beginning of the 1-, 5- and 10-year periods or the period since inception, at the end of each such period.


     As discussed in the Prospectus, the Fund may quote total rates of return in addition to its average annual total return for each of its three classes of shares. Such quotations are computed in the same manner as the Fund's average annual compounded rate, except that such quotations will be based on the Fund's actual return for a specified period as opposed to its average return over the periods described above.


Total Return


                    Class A Shares      Class C Shares      Class Y Shares
One Year                 3.74%               5.90%               8.80%

Five Years               29.71               N/A                 N/A

Since
inception on
September 10,
1992                     41.61%              14.91%(1)           18.64%(1)

(1) Period from May 1, 1996 (inception of class) through June 30, 1998.



Yield

        Current yield reflects the income per share earned by the Fund's portfolio investments. Current yield is determined by dividing the net investment income per share earned for each of the Fund's classes of shares during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of each class during the base period net of fee waivers and reimbursements of expenses, if any.

     The Fund may also quote a taxable equivalent yield for each of its classes of shares which shows the taxable yield that would be required to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. Such yield is computed by dividing that portion of the yield of the Fund (computed as indicated above) which is tax-exempt by one minus the highest applicable combined federal and Rhode Island income tax rate (and adding the result to that portion of the yield of the Fund that is not tax-exempt, if any).

        The Rhode Island and the combined Rhode Island and federal income tax rates upon which the Fund's tax equivalent yield quotations are based are 10.89% and 47.43%, respectively assuming the maximum effective state rate. The State of Rhode Island imposes the state income taxes as a percentage of the taxpayer's Federal Income Tax, thus the actual state rate is effectively reduced by its deductibility for Federal tax purposes if deductions are itemized. The latter rate reflects currently-enacted Federal income tax law. From time to time, as any changes to such rates become effective, tax equivalent yield quotations advertised by the Fund will be updated to reflect such changes. Any tax rate increases will tend to make a tax-free investment, such as the Fund, relatively more attractive than taxable investments. Therefore, the details of specific tax increases may be used in Fund sales material.

        Yield for the 30-day period ended June 30, 1998 (the date of the Fund's most recent audited financial statements):


                    Class A Shares      Class C Shares      Class Y Shares
Yield                4.22%              3.40%               4.42%

Taxable
Equivalent
Yield                7.83%              6.31%               8.20%



     These figures were obtained using the Securities and Exchange Commission formula:

                                  6
             Yield = 2 [(a-b + 1) -1]
                        ----
                         cd

Where:

          a =  interest earned during the period

          b = expenses accrued for the period (net of waivers and reimbursements)

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends

          d = the maximum offering price per share on the last day of the period

Current Distribution Rate

     Current yield and tax equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable equivalent distribution rate. The current distribution rate is computed by
(i) dividing the total amount of dividends per share paid by the Fund during a recent 30-day period by (ii) the current maximum offering price and by (iii) annualizing the result. A taxable equivalent distribution rate shows the taxable distribution rate that would be required to produce an after-tax distribution rate equivalent to the Fund's current distribution rate (calculated as indicated above). The current distribution rate can differ from the current yield computation because it could include distributions to shareholders from additional sources (i.e., sources other than dividends and interest), such as short-term capital gains.

Other Performance Quotations

     With respect to those categories of investors who are permitted to purchase Class A Shares of the Fund at net asset value, the Fund may quote a "Current Distribution for Net Asset Value Investments." This rate is computed by (i) dividing the total amount of dividends per share paid by the Fund during a recent 30-day period by (ii) the current net asset value of the Fund and by (iii) annualizing the result. Figures for yield, total return and other measures of performance for Net Asset Value Investments may also be quoted. These will be derived as described above with the substitution of net asset value for public offering price.

        Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used. If distribution rates are quoted in advertising, they will be accompanied by calculations of current yield in accordance with the formula of the Securities and Exchange Commission.

     The Fund may include in advertisements and sales literature, information, examples and statistics that illustrate the effect of taxable versus tax-free compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated period of time resulting from the payment of dividends and capital gains distributions in additional shares. The examples used will be for illustrative purposes only and are not representations by the Fund of past or future yield or return.

     From time to time, in reports and promotional literature, the Fund may compare its performance to, or cite the historical performance of, U.S. Treasury bills, notes and bonds, or indices of broad groups of unmanaged securities considered to be representative of, or similar to, the Fund's portfolio holdings, such as:

     Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent service that monitors and ranks the performance of regulated investment companies. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges into consideration. The method of calculating total return data on indices utilizes actual dividends on ex-dividend dates accumulated for the quarter and reinvested at quarter end.

     Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Fund's returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

     Salomon Brothers Inc., "Market Performance," a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment-Grade Bond Index and the components of the Index.

     Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices," a monthly corporate government index publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks. They also list the par weighted characteristics of each Index.

     Lehman Brothers, Inc., "The Bond Market Report," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.

     The Consumer Price Index, prepared by the U.S. Bureau of
Labor Statistics, is a commonly used measure of inflation. The
Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

     From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.

                     INVESTMENT RESTRICTIONS

        The Fund has a number of policies concerning what it can and cannot do. Those that are called fundamental policies cannot be changed unless the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares vote to change them. Under the 1940 Act, the vote of the holders of a "majority" of the Fund's outstanding shares means the vote of the holders of the lesser of (a) 67% or more of the Fund's shares present at a meeting or represented by proxy if the holders of more than 50% of its shares are so present or represented; or (b) more than 50% of the Fund's outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below.

1. The Fund invests only in certain limited securities.

     The Fund cannot buy any securities other than the Rhode Island Obligations (discussed under "Investment of the Fund's Assets" in the Prospectus). Therefore the Fund cannot buy any voting securities, any commodities or commodity contracts, any mineral related programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof.

        The Fund cannot purchase or hold the securities of any issuer if, to its knowledge, Trustees, Directors or officers of the Fund or its Sub-Adviser individually owning beneficially more than 0.5 of 1% of the securities of that issuer together own in the aggregate more than 5% of such securities.

     The Fund cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

 2. The Fund does not buy for control.

     The Fund cannot invest for the purpose of exercising control or management of other companies.

3. The Fund does not sell securities it does not own or borrow from brokers to buy securities.

     Thus, it cannot sell short or buy on margin.

4. The Fund is not an underwriter.

     The Fund cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

                        DISTRIBUTION PLAN

     The Fund's Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).

Provisions Relating to Class A Shares (Part I)

        At the date of the Additional Statement, most of the outstanding shares of the Fund would be considered Qualified Holdings of various broker-dealers unaffiliated with the Manager, the Sub-Adviser or the Distributor. The Distributor will consider shares which are not Qualified Holdings of such unrelated broker-dealers to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.

        Part I of the Plan applies only to the Front-Payment
Class Shares ("Class A Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part I of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I ("Class A Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

        Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class A Permitted Payments") to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.15 of 1% of the average annual net assets of the Fund represented by the Front-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Front-Payment Class Shares.

        The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and
(c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

        While Part I is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under Section 9 of the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Distributor, sub-adviser or Manager paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, the Manager, the Sub-Adviser or the Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

        Part I originally went into effect when it was approved
(i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Front-Payment Class Shares class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Level-Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as therein provided, continue in effect, until the December 31 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund to which Part I applies. Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I as set forth in
(ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class A Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to May 1, 1996 or
(ii) Class A Plan Agreements entered into thereafter.

Provisions relating to Class C Shares (Part II)

     Part II of the Plan applies only to the Level-Payment Shares
Class ("Class C Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part II of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II ("Class C Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class C Permitted Payments") to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

        While Part II is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Distributor, sub-adviser or Administrator paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, the Manager, the Sub-Adviser or the Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

        Part II originally went into effect when it was approved
(i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Level-Payment Class Shares.
Part II has continued, and will, unless terminated as therein provided, continue in effect, until the December 31 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund to which Part II applies. Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to May 1, 1996 or
(ii) Class C Plan Agreements entered into thereafter.

   Payments Under the Plan

        During the fiscal year ended June 30, 1998, Permitted Payments of $72,087 were made to Qualified Recipients with respect to Class A Shares of the Fund, of which the Distributor received $1,455. All of such payments were for compensation. (See the Additional Statement for a description of the Distribution Plan.) During the fiscal year ended June 30, 1998, Permitted Payments of $10,093 were made to Qualified Recipients with respect to Class C Shares of the Fund, of which the Distributor received $7,946. During the fiscal years ended June 30, 1997 and 1996, respectively, $59,620 and $55,194 was paid to Qualified Recipients under the Plan, of which $1,175 and $1,008, respectively, was retained by the Distributor. All of such payments related to shares now designated as Class A Shares. All of such payments were for compensation.

Provisions relating to Class I Shares (Part III)

     Part III of the Plan applies only to the Financial
Intermediary Class Shares ("Class I Shares") of the Fund
(regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part III of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part III ("Class I Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Class I Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class I Permitted Payments") to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), at a rate fixed for time to time by the Board of Trustees, initially 0.10 of 1% of the average annual net assets of the Fund represented by the Class I Shares, but not more than
0.25 of 1% of such assets. Such payments shall be made only out of the Fund's assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient;
(b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and
(c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

        While Part III is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under Section 15 of the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Distributor, sub-adviser or Administrator paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the Act, of the Fund, the Manager, the Sub-Adviser or the Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part III originally went into effect when it was approved
(i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Class I Shares Class. Part III has continued, and will, unless terminated as thereinafter provided, continue in effect, until the December 31 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to May 1, 1996 or
(ii) Class I Plan Agreements entered into thereafter.

Defensive Provisions (Part IV)

        Another part of the Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by the Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

     The Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

        The Plan states that while it is in effect, the Fund's Administrator and Distributor shall report at least quarterly to the Fund's Board of Trustees in writing for their review on the following matters: (i) all Permitted Payments made under this Plan, the identity of the Qualified Recipient of each Payment, and the purposes for which the amounts were expended; (ii) all costs of each item of cost specified in the Plan (making estimates of such costs where necessary or desirable) during the preceding calendar or fiscal quarter; and (iii) all fees of the Fund to the distributor, sub-adviser or administrator paid or accrued during such quarter. In addition if any such Qualified Recipient is an affiliate, as that term is defined in the 1940 Act, of the Fund, the Manager, the Sub-Adviser or the Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

        The Plan defines as the Fund's Independent Trustees those Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

     The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended. Specifically, but without limitation, the provisions of Part III shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Fund.

                    SHAREHOLDER SERVICES PLAN

     The Fund has adopted a Shareholder Services Plan (the
"Services Plan") to provide for the payment with respect to Class
C Shares and Class I Shares of the Fund of "Service Fees" within the meaning of the Rules of Fair Practice of the National
Association of Securities Dealers, Inc. The Services Plan applies only to the Class C Shares and Class I Shares of the Fund
(regardless of whether such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Part I)

     As used in Part I of the Services Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Administrator" shall mean Aquila Management Corporation or any successor serving as sub-adviser or administrator of the Fund.

        Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service fees with respect to Class C Shares will be paid to the Distributor. During the fiscal year ended June 30, 1998, $3,364 of Service Fees was paid to Qualified Recipients with respect to the Fund's Class C Shares all of which was retained by the Distributor. During the fiscal year ended June 30, 1997, $605 of Service Fees was paid with respect to Class C Shares, of which the Distributor received all.

Provisions for Financial Intermediary Class Shares (Part II)

     As used in Part II of the Services Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Administrator" shall mean Aquila Management Corporation or any successor serving as sub-adviser or administrator of the Fund.

        Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year) , 0.25 of 1% of the average annual net assets of the Fund represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Financial Intermediary Class Shares.

     The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Payments, if any, paid to each Qualified Recipient, provided that the total such Service Payments paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of such Recipient's Qualified Holdings.

        The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. No Class I Shares were outstanding during the fiscal year ended June 30, 1998.

     In addition, fees paid under the Plan shall be subject to such further limits as may be necessary for the Financial Intermediary Class of shares to qualify as a "no-load" class for purposes of the Conduct Rules of the National Association of Securities Dealers, Inc. On the effective date of the Plan, such limitation is as follows: fees paid under the Plan that satisfy the definition of "service fees" in Rule 2830(d) of the Conduct Rules of the National Association of Securities Dealers, Inc. may not exceed an amount equal to the difference between (i) 0.25 of 1% of the average annual net assets of the Fund represented by the Financial Intermediary Class of shares and (ii) the amount paid from the assets of the Financial Intermediary Class under the Distribution Plan of the Fund. Where necessary or appropriate, the Independent Trustees, or such appropriate officer or officers of the Fund as they may designate, shall, with the advice of counsel, determine what fees paid under the
Plan are to be deemed "service fees."   Nevertheless, it is
understood that, as a general matter, fees allocable to activities in category (i) above -- sub-accounting and record-keeping -- are not "service fees," while fees allocable to activities in category (ii) -- account service -- are "service fees." In like manner, allocation of payments among activities shall also be determined by the Independent Trustees or their delegates.

General Provisions

        While the Services Plan is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters:
(i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Distributor paid or accrued during such quarter. In addition, if any Qualified Recipient is an "affiliated person," as that term is defined in the 1940 Act, of the Fund, the Manager, the Sub-Adviser or the Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not "interested persons" (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the "Independent Trustees"), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

        The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

        While the Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

                LIMITATION OF REDEMPTIONS IN KIND

     The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

                      TRUSTEES AND OFFICERS

        The Trustees and officers of the Fund, their affiliations, if any, with the Manger or the Distributor, and their principal occupations during at least the past five years are set forth below. As of the date of this Additional Statement, the Trustees and officers of the Fund as a group owned less than 1% of its outstanding shares. None of the Trustees or officers of the Fund is affiliated with the Sub-Adviser. Mr. Herrmann is an interested person, as that term is defined in the 1940 Act, of the Fund as an officer of the Fund and as a Director, officer and shareholder of the Manager and the Distributor. He is so designated by an asterisk.

Lacy B. Herrmann*, President and Chairman of the Board of
Trustees, 380 Madison Avenue, New York, New York 10017

   Founder and Chairman of the Board of Aquila Management Corporation since 1984, the sponsoring organization and Manager or Administrator and/or Adviser or Sub-Adviser to the following open-end investment companies, and Founder, Chairman of the Board of Trustees, and President of each: Hawaiian Tax-Free Trust since 1984; Tax-Free Trust of Arizona since 1986; Tax-Free Trust of Oregon since 1986; Tax-Free Fund of Colorado since 1987; Churchill Tax-Free Fund of Kentucky since 1987; and Tax-Free Fund For Utah since 1992; each of which is a tax-free municipal bond fund, and two equity funds, Aquila Rocky Mountain Equity Fund since 1993 and Aquila Cascadia Equity Fund, since 1996, which, together with this Fund are called the Aquila Bond and Equity Funds; Pacific Capital Cash Assets Trust since 1984; Churchill Cash Reserves Trust since 1985; Pacific Capital U.S. Government Securities Cash Asset Trust since 1988; Pacific Capital Tax-Free Cash Assets Trust since 1988; each of which is a money market fund, and together with Capital Cash Management Trust ("CCMT") are called the Aquila Money-Market Funds; Vice President and Director, and formerly Secretary, of Aquila Distributors, Inc. since 1981, distributor of the above funds; President and Chairman of the Board of Trustees of CCMT, a money market fund, since 1981, and an Officer and Trustee/Director of its predecessors since 1974; Chairman of the Board of Trustees and President of Prime Cash Fund (which is inactive) since 1982 and of Short Term Asset Reserves 1984-1996; President and a Director of STCM Management Company, Inc., sponsor and sub-adviser to CCMT; Chairman, President, and a Director since 1984 of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves, and Founder and Chairman of several other money market funds; Director or Trustee of OCC Cash Reserves, Inc. and Quest For Value Accumulation Trust, and Director or Trustee of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc. and Oppenheimer Rochester Group of Funds, each of which is an open-end investment company; Trustee of Brown University, 1990-1996 and currently Trustee Emeritus; actively involved for many years in leadership roles with university, school and charitable organizations.

Vernon R. Alden, Trustee, 420 Boylston Street, Suite 403, Boston,
Massachusetts 02116

   Director of Sonesta International Hotels Corporation and Independent General Partner of the Merrill Lynch-Lee Funds; Former Director of Colgate-Palmolive Company, Digital Equipment Corporation, Intermet Corporation, The McGraw Hill and The Mead Corporation; Chairman of the Board and Executive Committee of The Boston Company, Inc., a financial services company, 1969-1978; Trustee of Tax-Free Trust of Oregon since 1988, of Hawaiian Tax-Free Trust, Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust since 1989, of Cascades Cash Fund, 1989-1994 and of Aquila Cascadia Equity Fund since 1996; Associate Dean and member of the faculty of Harvard University Graduate School of Business Administration, 1951-1962; member of the faculty and Program Director of Harvard Business School -University of Hawaii Advanced Management Program, summer of 1959 and 1960; President of Ohio University, 1962-1969; Chairman of The Japan Society of Boston, Inc., and member of several Japan-related advisory councils; Chairman of the Massachusetts Business Development Council and the Massachusetts Foreign Business Council, 1978-1983; Trustee Emeritus, Boston Symphony Orchestra; Chairman of the Massachusetts Council on the Arts and Humanities, 1972-1984; Member of the Board of Fellows of Brown University, 1969-1986; Trustee of various other cultural and educational organizations; Honorary Consul General of the Royal Kingdom of Thailand; Received Decorations from the Emperor of Japan (1986) and the King of Thailand (1996 and 1997).

   Paul Y. Clinton, Trustee, 39 Blossom Avenue, Osterville, MA
02655

Principal of Clinton Management Associates, a financial and venture capital consulting firm; formerly Director of External Affairs of Kravco Corporation, a national real estate owner and developer, 1984-1995; formerly President of Essex Management Corporation, a management and financial consulting company, 1979-1983; Trustee of Capital Cash Management Trust since 1979 and of Prime Cash Fund (which is inactive), since 1993; Trustee of Short Term Asset Reserves 1984-1996; general partner of Capital Growth Fund, a venture capital partnership, 1979-1982; President of Geneve Corp., a venture capital fund, 1970-1978; formerly Chairman of Woodland Capital Corp., a small business investment company; formerly Vice President, W.R. Grace & Co; Director or Trustee of OCC Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Value Fund, Inc., and Trustee of Quest For Value Accumulation Trust, and of the Rochester Group of Funds, each of which is an open-end investment company.

David A. Duffy, Trustee, 36 Reliance Drive, Poppasquash Point,
Bristol, Rhode Island 02809

   President, Duffy & Shanley, Inc., an advertising, marketing and public relations firm since 1973; National Chairman of the National Conference for Community and Justice (formerly the National Conference of Christians and Jews); Vice Chairman of the Providence College Board of Trustees and Chairman of the College's President's Council; Past Chair and current member of the Executive Committee of the Greater Providence Chamber of Commerce; past Chair of the Rhode Island Sports Council; past Chair of the Rhode Island Public Telecommunications Authority; and many other civic and non-profit organizations. He has been the recipient of numerous awards for public service. He served with the U.S. Army.

William J. Nightingale, Trustee, 1266 East Main Street, Stamford
Connecticut 06902

   Chairman and founder (1975) and Senior Advisor since 1995 of Nightingale & Associates, L.L.C., a general management consulting firm focusing on interim management, divestitures, turnaround of troubled companies, corporate restructuring and financial advisory services; President, Chief Executive Officer and Director of Bali Company, Inc., a manufacturer of women's apparel, which became a subsidiary of Hanes Corporation, 1970-1975; prior to that, Vice President and Chief Financial Officer of Hanes Corporation after being Vice President-Corporate Development and Planning of that company, 1968-1970; formerly Senior Associate of Booz, Allen & Hamilton, management consultants, after having been Marketing Manager with General Mills, Inc.; Trustee of Churchill Cash Reserves Trust and Churchill Tax-Free Fund of Kentucky since 1993; Director of Kasper A.S.L. Ltd.; Ring's End, Inc; Furr's/Bishop's Inc.

J. William Weeks, Trustee, 380 Madison Avenue, New York, New York
10017

   Trustee of Tax-Free Fund of Colorado since 1995; Senior Vice President of Tax-Free Fund of Colorado and Narragansett Insured Tax-Free Income Fund, 1992-1995; Vice President of Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon and Churchill Tax-Free Fund of Kentucky, 1990-1995; Senior Vice President or Vice President of the Bond and Equity Funds and Vice President of Short Term Asset Reserves and Pacific Capital Cash Assets Trust, 1984-1988; President and Director of Weeks & Co., Inc., financial consultants, 1978-1988; limited partner and investor in various real estate partnerships since 1988; Partner of Alex. Brown & Sons, investment bankers, 1966-1976; Vice President of Finance and Assistant to the President of Howard Johnson Company, a restaurant and motor lodge chain, 1961-1966; formerly with Blyth & Co., Inc., investment bankers.

Stephen J. Caridi, Vice President, 380 Madison Avenue, New York
10017

   Vice President of the Distributor since 1995, Assistant Vice President, 1988-1995, Marketing Associate, 1986-1988; Assistant Vice President of Tax-Free Fund For Utah since 1993; Mutual Funds Coordinator of Prudential Bache Securities, 1984-1986; Account Representative of Astoria Federal Savings and Loan Association, 1979-1984.

   Diana P. Herrmann, Vice President, 380 Madison Avenue, New
York, New York 10017

   Trustee of Tax-Free Trust of Arizona and Tax-Free Trust of Oregon since 1994, of Churchill Tax-Free Fund of Kentucky and Churchill Cash Reserves Trust since 1995, of Aquila Cascadia Equity Fund since 1996 and of Aquila Rocky Mountain Equity Fund and Tax-Free Fund For Utah since 1997; and Capital Cash Management Trust since 1997; President and Chief Operating Officer of the Manager since 1997; Senior Vice President and Secretary, and formerly Vice President, of the Manager since 1986 and Director since 1984; Senior Vice President or Vice President and formerly Assistant Vice President of the Aquila Money-Market Funds since 1986; Executive Vice President, Senior Vice President or Vice President of the Aquila Bond Funds and Vice President of the Aquila Equity Funds since 1997; Vice President of InCap Management Corporation since 1986 and Director since 1983; Assistant Vice President of Oxford Cash Management Fund, 1986-1988 and Prime Cash Fund 1986-1996; Assistant Vice President and formerly Loan Officer of European American Bank, 1981-1986; daughter of the Fund's President; Trustee of the Leopold Schepp Foundation (academic scholarships) since 1995; actively involved in mutual fund and trade associations and in college and other volunteer organizations.

William C. Wallace, Vice President, 380 Madison Avenue, New York,
New York 10017

   Vice President of Capital Cash Management Trust and Pacific Capital Cash Assets Trust since 1984; Senior Vice President of Hawaiian Tax-Free Trust since 1985 and Vice President, 1984-1985; Senior Vice President of Tax-Free Trust of Arizona since 1989 and Vice President, 1986-1988; Vice President of Tax-Free Trust of Oregon since 1986, of Churchill Tax-Free Fund of Kentucky and Tax-Free Fund of Colorado since 1987, of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust since 1988; Secretary and Director of STCM Management Company, Inc. since 1974; President of the Distributor 1995-1998 formerly Vice President of the Distributor, 1986-1992; Member of the Panel of Arbitrators, American Arbitration Association, since 1978; Assistant Vice President, American Stock Exchange, Market Development Division, and Director of Marketing, American Gold Coin Exchange, a subsidiary of the American Stock Exchange, 1976-1984.

Rose F. Marotta, Chief Financial Officer, 380 Madison Avenue, New
York, New York 10017

   Chief Financial Officer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1991 and Treasurer, 1981-1991; formerly Treasurer of the predecessor of CCMT; Treasurer and Director of STCM Management Company, Inc., since 1974; Treasurer of Trinity Liquid Assets Trust, 1982-1986 and of Oxford Cash Management Fund, 1982-1988; Treasurer of InCap Management Corporation since 1982, of the Manager since 1984 and of the Distributor since 1985.

Richard F. West, Treasurer, 380 Madison Avenue, New York, New
York 10017

Treasurer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds and of Aquila Distributors, Inc. since 1992; Associate Director of Furman Selz Incorporated, 1991-1992; Vice President of Scudder, Stevens & Clark, Inc. and Treasurer of Scudder Institutional Funds, 1989-1991; Vice President of Lazard Freres Institutional Funds Group, Treasurer of Lazard Freres Group of Investment Companies and HT Insight Funds, Inc., 1986-1988; Vice President of Lehman Management Co., Inc. and Assistant Treasurer of Lehman Money Market Funds, 1981-1985; Controller of Seligman Group of Investment Companies, 1960-1980.

Edward M. W. Hines, Secretary, 551 Fifth Avenue, New York, New
York 10176

Partner of Hollyer Brady Smith Troxell Barrett Rockett Hines & Mone LLP, attorneys, since 1989 and counsel, 1987-1989; Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1982; Secretary of Trinity Liquid Assets Trust, 1982-1985 and Trustee of that Trust, 1985-1986; Secretary of Oxford Cash Management Fund, 1982-1988.

John M. Herndon, Assistant Secretary, 380 Madison Avenue, New
York, New York 10017

   Assistant Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1995 and Vice President of the Aquila Money-Market Funds since 1990; Vice President of the Manager since 1990; Investment Services Consultant and Bank Services Executive of Wright Investors' Service, a registered investment adviser, 1983-1989; Member of the American Finance Association, the Western Finance Association and the Society of Quantitative Analysts.

Patricia A. Craven, Assistant Secretary & Compliance Officer, 380
Madison Avenue, New York, New York 10017

   Assistant Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1995; Counsel to the Manager and the Distributor since 1995; Secretary of the Distributor since 1997; formerly a Legal Associate for Oppenheimer Management Corporation, 1993-1995.

Compensation of Trustees

        The Fund does not pay fees to Trustees affiliated with the Administrator or to any of the Fund's officers. During the fiscal year ended June 30, 1998, the Fund paid $46,522 in fees and reimbursement of expenses to its other Trustees. The Fund is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money market funds and equity funds. The following table lists the compensation of all Trustees who received compensation from the Fund and the compensation they received during the Fund's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.



                                   Compensation        Number of
                                   from all            boards on
                    Compensation   funds in the        which the
                    from           the Aquilasm        Trustee
Name                Fund           Group               now serves

Vernon R. Alden      $4,710             $52,514             7

Paul Y. Clinton      $6,916             $9,422              2

David A. Duffy       $5,520             $5,520              1

William J.
Nightingale          $3,954             $17,431             3

J. William Weeks     $6,276             $15,175             2



      ADDITIONAL INFORMATION AS TO MANAGEMENT ARRANGEMENTS

Additional Information as to the Advisory Agreement

        On November 14, 1997, the arrangements described below were approved by the shareholders of the Fund and went into effect. The new arrangements are designed to change the form of the Fund's investment advisory and administration arrangements to a new structure involving an adviser and a sub-adviser. The new arrangements do not result in any change in overall management fees paid by the Fund, nor any change in the parties providing these services. Marketing efforts and positioning of the Fund will remain the same with a strong local niche orientation.

        Under the new arrangements, Aquila Management Corporation ("Aquila"), which since inception of the Fund has served as the Fund's administrator, in addition, became investment adviser under a new agreement (the "Advisory and Administration Agreement") under which it also continues to provide the Fund with all administrative services. Also, by adoption of a Sub-Advisory Agreement between Aquila and Citizens Bank of Rhode Island (the "Sub-Adviser"), the former investment advisory agreement is replaced by one under which Aquila has appointed the Sub-Adviser as Sub-Adviser to the Fund. Under the Sub-Advisory Agreement, the Sub-Adviser continues to provide the Fund with advisory services of the kind which it formerly provided as adviser. The duties of the administrator, previously performed under an administration agreement, are now performed by Aquila under the Advisory and Administration Agreement where Aquila is referred to as the "Manager." The former administration agreement terminated upon effectiveness of the new agreements.

Additional Information as to the Investment Advisory and Administration Agreement

        The Advisory and Administration Agreement provides that it will, unless terminated as thereinafter provided, continue in effect until the December 31 next preceding the first anniversary of the effective date of the Advisory and Administration Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Fund's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Advisory and Administration Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

   Additional Information as to the Sub-Advisory Agreement

        The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder;
(2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the Act or as amended by the shareholders of the Fund.

     The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, as defined therein, and to the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser. Nothing therein contained shall, however, be construed to protect the Sub-Adviser against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

     The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the Act) of the Agreement. To the extent that the Manager is indemnified under the Fund's Declaration of Trust with respect to the services provided hereunder by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

     The Sub-Advisory Agreement provides that in connection with its duties to arrange for the purchase and sale of the Fund's portfolio securities, the Sub-Adviser shall select such broker-dealers ("dealers") as shall, in the Sub-Adviser's judgment, implement the policy of the Fund to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Sub-Adviser shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Sub-Adviser determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Sub-Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Sub-Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Fund. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Sub-Adviser or its other clients.

        During the fiscal years ended June 30, 1998, 1997 and 1996, all of the Fund's transactions were principal transactions and no brokerage commissions were paid.

     The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.

     The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser's, administrator's or principal underwriter's duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser will also pay all compensation of the Fund's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

        The Sub-Advisory Agreement provides that it will, unless terminated as thereinafter provided, continue in effect until the June 30 next preceding the first anniversary of the effective date of the Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Fund's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

     The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days' written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the Act) or the termination of the Investment Advisory Agreement. The Sub-Adviser agrees that it will not exercise its termination rights for at least three years from the effective date of the Agreement, except for regulatory reasons.

        During the period July 1, 1997 through November 14, 1997 fees of $46,426 and $39,548 were accrued to the Manager and the Sub-Adviser, respectively, under the administration agreement and advisory agreement then in effect, of which $46,426 and $30,951, respectively, were waived. From November 15, 1997 through June 30, 1998 fees of $160,215 were accrued to the Manager, of which $16,024 was paid to the Sub-Adviser and the balance was waived. In addition, during the fiscal year the Manager reimbursed the Fund for other expenses in the amount of $195,380. Of this amount, $182,811 was paid prior to June 30, 1998 and the balance of $12,569 was paid in July, 1998.

        During the Fund's fiscal year ended June 30, 1997, fees of $92,236 and $108,154 were accrued to the Sub-Adviser and Manager under the former advisory and administration agreements, respectively, of which, $72,100 and $84,117, respectively, were waived. In addition, the Manager reimbursed the Fund for other expenses in the amount of $251,853. Of this amount, $74,241 was paid prior to June 30, 1997 and the balance of $177,612 was paid in July, 1997. For the year ended June 30, 1996, fees of $84,631 and $99,350, respectively, were accrued to the Sub-Adviser under the Fund's then advisory agreement and to the Manager under the Fund's then administration agreement, of which $74,614 and $94,003, respectively, were waived. In addition, the Manager reimbursed the Fund $205,443 in expenses.

Glass-Steagall Act and Certain Other Banking Laws

     Citizens Bank of Rhode Island ("Citizens Bank") is a trust company organized under the laws of the state of Rhode Island and a subsidiary of Citizens Financial Group, Inc. ("CFG") a registered bank holding company. Therefore, it is subject to applicable state and federal banking laws and regulations. Federal banking laws and regulations presently prohibit a bank holding company or affiliate from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and generally from underwriting, selling or distributing securities, such as shares of the Fund.

        Citizens Bank believes that it may perform advisory services for the Fund, with certain restrictions as enumerated below, without violating state or federal banking laws and regulations relating to the permissible activities of a trust company and subsidiaries and affiliates of a bank holding company. Regulation Y also prohibits a bank holding company and its subsidiaries from engaging, directly or indirectly in the issue, flotation, underwriting, public sale or distribution of securities of any investment company for which it acts as investment adviser. The conduct of securities brokerage activities by a bank holding company or its subsidiaries, when conducted in combination with investment advisory activities, is not deemed to be underwriting, public sale or distribution of securities. Citizens Bank may therefore act as agent and act upon the order and for the account of the brokerage customers to purchase or sell shares of the Fund. Citizens Bank may also recommend to its brokerage customers the purchase of shares of the Fund and may mail the Fund's prospectus to existing brokerage customers. The Sub-Adviser shall not, however, make unsolicited mailings to the general public who are not existing customers.

     Citizens Bank must comply with the provisions of Regulation Y (and the interpretations thereof) of the Board of Governors of the Federal Reserve System that specify the terms on which a subsidiary of a bank holding company may serve as investment adviser to an open-end investment company. Among the restrictions imposed by the Board of Governors are that the Citizens Bank may not purchase shares of the Fund for its own account or for discretionary accounts managed by it, extend credit to the Fund or accept securities of the Fund as collateral for a loan whose purpose is to purchase securities of the Fund.

        Changes in federal or state banking laws and regulations related to the permissible activities of a trust company or subsidiaries and affiliates of a bank holding company, as well as judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent the Sub-Adviser from continuing to serve as investment adviser to the Fund or could restrict the services which the Citizens Bank is permitted to perform for the Fund.

     In the event that the Citizens Bank is prohibited from acting as the Fund's investment adviser, it is probable that the Board of Trustees of the Fund or the Manager would either recommend to the shareholders the selection of another qualified adviser or sub-adviser or, if that course of action appeared impractical, that the Fund be liquidated.

                 COMPUTATION OF NET ASSET VALUE

        The net asset value of the shares of each of the Fund's classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, by dividing the value of the Fund's net assets allocable to each class by the total number of its shares of such class then outstanding. Securities having a remaining maturity of less than sixty days when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. All other portfolio securities are valued at the mean between bid and asked quotations which, for Rhode Island Obligations, may be obtained from a reputable pricing service or from one or more broker-dealers dealing in Rhode Island Obligations, either of which may, in turn, obtain quotations from broker-dealers or banks which deal in specific issues. However, since Rhode Island Obligations are ordinarily purchased and sold on a "yield" basis by banks or dealers which act for their own account and do not ordinarily make continuous offerings, quotations obtained from such sources may be subject to greater fluctuations than is warranted by prevailing market conditions. Accordingly, some or all of the Rhode Island Obligations in the Fund's portfolio may be priced, with the approval of the Fund's Board of Trustees, by differential comparisons to the market in other municipal bonds under methods which include consideration of the current market value of tax-free debt instruments having varying characteristics of quality, yield and maturity. Any securities or assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. In the case of Rhode Island Obligations, such procedures may include "matrix" comparisons to the prices for other tax-free debt instruments on the basis of the comparability of their quality, yield, maturity and other special factors, if any, involved. With the approval of the Fund's Board of Trustees, the Sub-Adviser may at its own expense and without reimbursement from the Fund employ a pricing service, bank or broker-dealer experienced in such matters to perform any of the above described functions.

        As indicated above, the net asset value per share of the Fund's shares will be determined on each day that the New York Stock Exchange is open. That Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

Reasons for Differences in Public Offering Price

        As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons ("single purchasers") for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Fund. Limited reinvestments of redemptions of Class A Shares and Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

                    AUTOMATIC WITHDRAWAL PLAN

        If you own or purchase Class A Shares or Class Y Shares (Plan only available to shareholders with Class Y accounts on October 31, 1997) of the Fund having a net asset value of at least $5,000 you may establish an Automatic Withdrawal Plan under which you will receive a monthly or quarterly check in a stated amount, not less than $50. Stock certificates will not be issued for shares held under an Automatic Withdrawal Plan. All dividends and distributions must be reinvested. Shares will be redeemed on the last business day of the month or quarter as may be necessary to meet withdrawal payments.

     Redemption of shares for withdrawal purposes may reduce or even liquidate your account. The monthly or quarterly payments paid to you may not be considered as a yield or income on investment.

                   ADDITIONAL TAX INFORMATION

        If you incur a sales commission on a purchase of shares of one mutual fund (the original fund) and then sell such shares or exchange them for shares of a different mutual fund without having held them at least 91 days, you must reduce the tax basis for the shares sold or exchanged to the extent that the standard sales commission charged for acquiring shares in the exchange or later acquiring shares of the original fund or another fund is reduced because of the shareholder's having owned the original fund shares. The effect of the rule is to increase your gain or reduce your loss on the original fund shares. The amount of the basis reduction on the original fund shares, however, is added on the investor's basis for the fund shares acquired in the exchange or later acquired. The provision applies to commissions charged after October 3, 1989.

                  CONVERSION OF CLASS C SHARES

     Level-Payment Class Shares ("Class C Shares") of the Fund, which you hold will automatically convert to Front-Payment Class Shares ("Class A Shares") of the Fund based on the relative net asset values per share of the two classes as of the close of business on the first business day of the month in which the sixth anniversary of the your initial purchase of such Class C Shares occurs. For these purposes, the date of your initial purchase shall mean (1) the first business day of the month in which such Class C Shares were issued to you, or (2) for Class C Shares of the Fund you have obtained through an exchange or series of exchanges under the Exchange Privilege (see "Exchange Privilege" in the Prospectus), the first business day of the month in which you made the original purchase of Class C Shares so exchanged. For conversion purposes, Class C Shares purchased through reinvestment of dividends or other distributions paid in respect of Class C Shares will be held in a separate sub-account. Each time any Class C Shares in your regular account (other than those in the sub-account) convert to Class A Shares, a pro-rata portion of the Class C Shares in the sub-account will also convert to Class A Shares. The portion will be determined by the ratio that your Class C Shares then converting to Class A Shares bears to the total of your Class C Shares not acquired through reinvestment of dividends and distributions.

     The availability of the conversion feature is subject to the continuing applicability of a ruling of the Internal Revenue Service ("IRS"), or an opinion of counsel, that: (1) the dividends and other distributions paid on Class A Shares and Class C Shares will not result in "preferential dividends" under the Code; and (2) the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class C Shares of the Fund would not be converted and would continue to be subject to the higher ongoing expenses of the Class C Shares beyond six years from the date of purchase. The Fund has no reason to believe that these conditions for the availability of the conversion feature will not continue to be met.

        If the Fund implements any amendments to its Distribution Plan that would increase materially the costs that may be borne under such Distribution Plan by holders of Class A Shares shareholders, Class C Shares will stop converting into Class A Shares unless a majority of the holders of Class C Shares, voting separately as a class, approve the proposal.

                       GENERAL INFORMATION

Possible Additional Series

         If an additional Series were created by the Board of Trustees, shares of each such Series would be entitled to vote as a Series only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees. Income and operating expenses would be allocated among the Fund and the additional series in a manner acceptable to the Board of Trustees.

        Under Rule 18f-2 under the 1940 Act, as to any investment company which has two or more Series outstanding, on any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of accountants. Rule 18f-2 contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change, even though the required vote is not obtained as to the holders of other affected series.

Indemnification of Shareholders and Trustees

        Under Massachusetts law, shareholders of a trust such as the Fund may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Fund is contained in the Declaration of Trust which requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund itself would be unable to meet its obligations. In the event the Fund had two or more Series, and if any such Series were to be unable to meet the obligations attributable to it (which, as is the case with the Fund, is relatively remote), the other Series would be subject to such obligations, with a corresponding increase in the risk of the shareholder liability mentioned in the prior sentence.

     The Declaration of Trust further indemnifies the Trustees of the Fund out of the Fund's property and provides that they will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Ownership of Securities

         Of the shares of the Fund outstanding on October 5, 1998, Merrill, Lynch, Pierce, Fenner & Smith, Inc., P.O. Box 30561, New Brunswick, NJ held of record 414,042 Class A Shares (8.0% of the class) and 34,874 Class C Shares (12.0% of the class), Corelink Financial, Inc., P.O. Box 4054, Concord, CA held of record 588,595 Class A Shares (11.3% of the class) and 113,590 Class C Shares (42.8% of the class); National Financial Services, 220 Liberty Street, New York, NY held of record 588,595 Class A Shares (11.4% of the class); Donaldson Lufkin Jenrette Securities Corporation, P.O. Box 2052, Jersey City, NJ held of record
44,345 Class C Shares (16.7% of the class) and US Clearing Corporation, 26 Broadway, New York, NY held of record 1589 Class Y Shares (99.2% of the class). On the basis of information received from the holder, the Fund's management believes that all of such shares are held for the benefit of clients. Mark S. Mandel, 1 Park Row, Providence, RI held of record 24,369 Class C Shares (9.1% of the class).

Custodian and Auditors

     The Fund's Custodian, Bank One Trust Company, N.A., is responsible for holding the Fund's assets.

     The Fund's auditors, KPMG Peat Marwick LLP, will perform an annual audit of the Fund's financial statements.

Underwriting Commissions

        During the Fund's fiscal year ended June 30, 1998 the aggregate dollar amount of sales charges on sales of shares of the Fund was $333,676 and the amount retained by the Distributor was $22,582.

Financial Statements

        The financial statements for the Fund for the year ended June 30, 1998, which are contained in the Annual Report for that fiscal year, are hereby incorporated by reference into the Additional Statement. Those financial statements have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon is incorporated herein by reference.

                           APPENDIX A

              DESCRIPTION OF MUNICIPAL BOND RATINGS

Municipal Bond Ratings

     Standard & Poor's. A Standard & Poor's municipal obligation rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II.  Nature of and provisions of the obligation;

     III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.

     AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or Minus (:): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     Standard & Poor's ratings for municipal note issues are designated SP in order to help investors distinguish more clearly the credit quality of notes as compared to bonds. Notes bearing the designation SP-1 are deemed very strong or to have strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation. Notes bearing the designation SP-2 are deemed to have a satisfactory capacity to pay principal and interest.

     Moody's Investors Service. A brief description of the applicable Moody's Investors Service rating symbols and their meanings follows:

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

     Moody's Short Term Loan Ratings - There are four rating categories for short-term obligations, all of which define an investment grade situation. These are designated Moody's Investment Grade as MIG 1 through MIG 4. In the case of variable rate demand obligations (VRDOs), two ratings are assigned; one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When no rating is applied to the long or short-term aspect of a VRDO, it will be designated NR. Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issuer's specific structural or credit features.

     MIG1/VMIG1     This designation denotes best quality. There
                    is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG2/VMIG2     This designation denotes high quality.
                    Margins of protection are ample although not so large as in the preceding group.

     MIG3/VMIG3     This designation denotes favorable quality.
                    All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG4/VMIG4     This designation denotes adequate quality.
                    Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

MANAGER AND FOUNDER
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017

INVESTMENT SUB-ADVISER
Citizens Bank of Rhode Island
One Citizens Plaza
Providence, Rhode Island 02903

BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Vernon R. Alden
Paul Y. Clinton
David A. Duffy
William J. Nightingale
J. William Weeks

OFFICERS
Lacy B. Herrmann, President
Stephen J. Caridi, Vice President
Diana P. Herrmann, Vice President
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
Bank One Trust Company, N.A.
100 East Broad Street
Columbus, Ohio 43271

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
345 Park Avenue
New York, New York 10154

COUNSEL
Hollyer Brady Smith Troxell
  Barrett Rockett Hines & Mone LLP
551 Fifth Avenue
New York, New York 10176


Aquila
Narragansett
[LOGO]
Insured Tax-Free Income Fund

STATEMENT OF
ADDITIONAL
INFORMATION

One of The
Aquilasm Group Of Funds

            NARRAGANSETT INSURED TAX-FREE INCOME FUND
                   PART C:  OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits

     (a) Financial Statements:

            Included in Part A:
               Financial Highlights

            Incorporated by reference into Part B:
               Report of Independent Auditors
               Statement of Investments as of June 30, 1998
               Statement of Assets and Liabilities as of
                  June 30, 1998
               Statement of Operations for the period ended
                  June 30, 1998
               Statement of Changes in Net Assets for the
                  periods ended June 30, 1998 and 1997
               Notes to Financial Statements

           Included in Part C:
               Consent of Independent Auditors

     (b) Exhibits:

         (1) Supplemental Declaration of Trust Amending and
               Restating the Declaration of Trust (i)

         (2) By-laws (i)

         (3) Not applicable

         (4) Specimen share certificate (iii)

         (5) Investment Advisory Agreement (iii)

         (5) (b) Investment Advisory and Administration Agreement
                 (iii)

         (5) (c) Sub-Advisory Agreement (iii)

         (6) (a) Distribution Agreement (iii)

         (6) (b) Sales Agreement for Brokerage Firms (iii)

         (6) (c) Sales Agreement for Financial
                    Institutions (iii)

         (6) (d) Sales Agreement for Investment
                    Advisers (iii)

         (6) (e) Shareholder Services Agreement (i)

         (7) Not applicable

         (8) Custody Agreement (iii)

         (9) (a) Transfer Agency Agreement (iv)

        (10) Opinion & consent of Fund's counsel (iii)

        (11) Consent of Adviser's counsel (iv)

        (12) Not applicable

        (13) Not Applicable

        (14) Not applicable

        (15) (a) Distribution Plan (iii)

        (15) (b) Shareholder Services Plan (iii)

        (16) Schedule for computation of performance quotations (iv)

        (17) Financial Data Schedules (iv)

        (18) Plan Pursuant to Rule 18f-3 (iii)


  (i) Filed as an exhibit to Registrant's Post-Effective
      Amendment No. 5 dated April 26, 1996 and incorporated herein by reference.

 (ii) Filed as an exhibit to Registrant's Post-Effective
      Amendment No. 6 dated October 29, 1996 and incorporated herein by reference.

(iii) Filed as an exhibit to Registrant's Post-Effective
      Amendment No. 7 dated October 29, 1997 and incorporated herein by reference.

(iv)  Filed herewith.

ITEM 25. Persons Controlled By Or Under Common Control With
         Registrant

         None

ITEM 26. Number of Holders of Securities

         As of October 5, 1998, Registrant had 1,095 holders of record of its Class A Shares, 27 of its Class C
         Shares and 4 of its Class Y Shares.

ITEM 27. Indemnification

         Subdivision (c) of Section 12 of Article SEVENTH of Registrant's Declaration of Trust, filed as Exhibit 1 to Registrant's Initial Registration Statement dated June 19, 1992, is incorporated herein by reference.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. Business & Other Connections of Investment Adviser

          Citizens Bank of Rhode Island, the Sub-Adviser, is wholly owned by Citizens Financial Group, Inc. ("CFG"). CFG is a wholly owned subsidiary of The Royal Bank of Scotland plc. The Sub-Adviser operates through 62 branch offices in Rhode Island. Among other CFG subsidiaries, Citizens Bank of Connecticut has 40 branches in southeastern Connecticut; Citizens Bank of Massachusetts has more than 100 branches in southeastern Massachusetts; and Citizens Bank New Hampshire has 75 branches in New Hampshire.
          CFG's headquarters are at One Citizens Plaza, Providence, Rhode Island 02903. For information as to the business, profession, vocation, or employment of a substantial nature of the directors and officers of Citizens Trust Company, reference is made to the Form ADV filed by it under the Investment Advisers Act of 1940.

          The Fund's investment adviser and administrator, Aquila Management Corporation, (the "Manager") is founder and Manager and/or administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money market funds and equity funds. As of June 30, 1998, these funds had aggregate assets of approximately $3.0 billion, of which approximately $1.9 billion consisted of assets of tax-free municipal bond funds. The Manager, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann (directly, through a trust and through share ownership by his wife). (See Part B for information on Mr. Herrmann.)

ITEM 29. Principal Underwriters

     (a) Aquila Distributors, Inc. serves as principal underwriter to the following Funds, including the
          Registrant: Capital Cash Management Trust, Churchill Cash Reserves Trust, Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Narragansett Insured Tax- Free Income Fund, Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Prime Cash Fund, Tax-Free Fund For Utah, Tax-Free Fund of Colorado, Tax-Free Trust of Arizona, Aquila Rocky Mountain Equity Fund, Aquila Cascadia Equity Fund and Tax-Free Trust of Oregon.

     (b) For information about the directors and officers of Aquila Distributors, Inc., reference is made to the Form BD filed by it under the Securities Exchange Act of 1934.


ITEM 30. Location of Accounts and Records

         All such accounts, books, and other documents are maintained by the sub-adviser, the administrator, the custodian, and the transfer agent, whose addresses appear on the back cover pages of the Prospectus and Statement of Additional Information.

ITEM 31. Management Services

         Not applicable.

ITEM 32. Undertakings

     (a)  Not applicable.

     (b)  Not applicable.

     (c) If the information called for by Item 5A is contained in the Registrant's latest annual report to shareholders, the Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to Shareholders, upon request and without charge.

     (d) Registrant undertakes that so long as its By-Laws do not provide for regular annual meetings of the shareholders of Registrant, the shareholders of Registrant shall have such rights, and Registrant, its Board of Trustees, and its Trustees shall have such obligations as would exist if Registrant were a common law trust covered by Section 16(c) of the Investment Company Act of 1940. In the event that Registrant has outstanding two or more Series, each such Series shall be considered as if it were a separate common law trust covered by said Section 16
         (c). However, Registrant may at any time or from time to time apply to the Commission for one or more exemptions from all or part of said Section 16(c) and, if an exemptive order or orders are issued by the Commission, such order or orders shall be deemed part of said Section 16(c) for the purpose of this undertaking.

                    Independent Auditors' Consent


To the Shareholders and Board of Trustees
Narragansett Insured Tax-Free Income Fund:

We consent to the use of our report dated August 7, 1998, incorporated herein by reference, and to the reference to our firm under the headings "Financial Highlights" in the Prospectus and "Custodian and Auditors" and "Financial Statements" in the Statement of Additional Information.



New York, New York                   KPMG Peat Marwick LLP
October 20, 1998                   /s/KPMG Peat Marwick LLP

                           SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement or Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 28th day of October, 1998.

                                   NARRAGANSETT INSURED TAX-FREE
                                   INCOME FUND
                                   (Registrant)

                                        /s/Lacy B. Herrmann
                                   By____________________________
                                     Lacy B. Herrmann, President
                                      and Chairman of the Board


          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or Amendment has been signed below by the following persons in the capacities and on the date indicated.

     SIGNATURE                     TITLE                    DATE


/s/Lacy B. Herrmann                                    10/28/98
______________________     President, Chairman of     ___________
   Lacy B. Herrmann        the Board and Trustee
                           (Principal Executive
                           Officer)

/s/Vernon R. Alden                                     10/28/98
______________________     Trustee                    ___________
   Vernon R. Alden



/s/Paul Y. Clinton                                     10/28/98
______________________     Trustee                    ___________
   Paul Y. Clinton



/s/David A. Duffy                                      10/28/98
______________________     Trustee                    ___________
   David A. Duffy



/s/Robert L. Krakoff                                   10/28/98
______________________     Trustee                    ___________
   Robert L. Krakoff




/s/William J. Nightingale                              10/28/98
______________________     Trustee                    ___________
William J. Nightingale



/s/J. William Weeks                                    10/28/98
______________________     Trustee                    ___________
   J. William Weeks



/s/Rose F. Marotta                                     10/28/98
______________________     Chief Financial Officer    ___________
    Rose F. Marotta        (Principal Financial and
                           Accounting Officer)

            NARRAGANSETT INSURED TAX-FREE INCOME FUND
                          EXHIBIT INDEX


     Number         Name of Exhibit

     (9) (a)        Transfer Agency Agreement

     (11)           Consent of Adviser's counsel

     (16)           Schedule for computation of performance
                    quotations

     (17)           Financial Data Schedules

                    Correspondence